                                                                   EXHIBIT 10.19

                       REVISED HOME OFFICE PENSION PLAN
                                      OF
                         LEVI STRAUSS ASSOCIATES, INC.

                             As Amended and Restated
                           Effective November 27, 1989

                               TABLE OF CONTENTS
                               -----------------

                                                                                                               Page
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SECTION 1 INTRODUCTION AND PERSONS TO WHOM PLAN APPLIES................................................         1
   1.1  Introduction...................................................................................         1
   1.2  Persons to Whom Plan Applies...................................................................         1

SECTION 2 DEFINITIONS..................................................................................         3
   2.1  "Act"..........................................................................................         3
   2.2  "Actuary"......................................................................................         3
   2.3  "Administrative Committee".....................................................................         3
   2.4  "Affiliated Company"...........................................................................         3
   2.5  "Alternate Payee"..............................................................................         3
   2.6  "Annuity Contract".............................................................................         3
   2.7  "Annuity Starting Date"........................................................................         3
   2.8  "Beneficiary"..................................................................................         4
   2.9  "Benefit Service"..............................................................................         4
   2.10 "Board of Directors"...........................................................................         4
   2.11 "Break in Service".............................................................................         4
   2.12 "Casual Employee"..............................................................................         5
   2.13 "Code".........................................................................................         5
   2.14 "Committee"....................................................................................         5
   2.15 "Common-Law Spouse"............................................................................         5
   2.16 "Company"......................................................................................         5
   2.17 "Compensation".................................................................................         5
   2.18 "Deferred Retirement Benefit"..................................................................         7
   2.19 "Deferred Retirement Date" or "Deferred Retirement"............................................         7
   2.20 "Disability Retirement Service"................................................................         7
   2.21 "Domestic Partner".............................................................................         7
   2.22 "Domestic Relations Order".....................................................................         7
   2.23 "Early Retirement Benefit".....................................................................         7
   2.24 "Early Retirement Date" or "Early Retirement"..................................................         7
   2.25 "Effective Date"...............................................................................         7
   2.26 "Employee".....................................................................................         7
   2.27 "Equivalent Actuarial Value"...................................................................         9
   2.28 "Final Average Compensation"...................................................................         9
   2.29 "High-3 Year Average Compensation".............................................................         9
   2.30 "Highly Compensated Employee"..................................................................        11
   2.31 "Highly Compensated Former Employee"...........................................................        12
   2.32 "Home Office Salary Grade".....................................................................        13
   2.33 "Hour of Service"..............................................................................        13
   2.34 "Investment Committee".........................................................................        13
   2.35 "Investment Manager"...........................................................................        13
   2.36 "IRS"..........................................................................................        13
   2.37 "Labor Department".............................................................................        13
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                                       i
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   2.38 "Legally Married"...............................................................................       13
   2.39 "LS&CO."........................................................................................       13
   2.40 "Member"........................................................................................       13
   2.41 "Membership Date"...............................................................................       13
   2.42 "Misconduct"....................................................................................       13
   2.43 "Normal Retirement Age".........................................................................       14
   2.44 "Normal Retirement Benefit".....................................................................       14
   2.45 "Normal Retirement Date" or "Normal Retirement".................................................       14
   2.46 "Participating Company".........................................................................       14
   2.47 "PBGC"..........................................................................................       14
   2.48 "Plan"..........................................................................................       14
   2.49 "Plan Year".....................................................................................       14
   2.50 "Qualified Domestic Relations Order"............................................................       14
   2.51 "Qualified Joint and Survivor Annuity"..........................................................       14
   2.52 "Regulations"...................................................................................       14
   2.53 "Rehire Anniversary Year".......................................................................       15
   2.54 "Required Beginning Date".......................................................................       15
   2.55 "Retiree Coordinator"...........................................................................       15
   2.56 "Retirement Benefit."...........................................................................       15
   2.57 "Retirement Date"...............................................................................       15
   2.58 "Service".......................................................................................       15
   2.59 "Social Security Benefit".......................................................................       17
   2.60 "Social Security Retirement Age"................................................................       17
   2.61 "Straight Life Annuity".........................................................................       17
   2.62 "Surviving Spouse"..............................................................................       18
   2.63 "Survivor Annuity"..............................................................................       18
   2.64 "Terminated Plan"...............................................................................       18
   2.65 "Totally and Permanently Disabled" or "Total and Permanent Disability"..........................       18
   2.66 "Trust Agreement"...............................................................................       18
   2.67 "Trust Fund"....................................................................................       18
   2.68 "Trustee".......................................................................................       18
   2.69 "Unmarried Partner".............................................................................       18
   2.70 "Vested Retirement Benefit".....................................................................       19
   2.71 "Vested Retirement Benefit Payment Date"........................................................       19
   2.72 "Year of Service"...............................................................................       19

SECTION 3 MEMBERSHIP AND TRANSFERS......................................................................       20
   3.1  Commencement of Membership......................................................................       20
   3.2  Termination of Membership.......................................................................       20
   3.3  Rehired Members.................................................................................       20
   3.4  Rehired Employees...............................................................................       21

SECTION 4 RETIREMENT DATE...............................................................................       22
   4.1  Normal Retirement Date..........................................................................       22
   4.2  Early Retirement Date...........................................................................       22
   4.3  Deferred Retirement Date........................................................................       22
   4.4  Postponement of Retirement Benefits.............................................................       22
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                                      ii
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SECTION 5 RETIREMENT BENEFIT............................................................................     23
   5.1  Basic Retirement Benefit........................................................................     23
   5.2  Coordination of Retirement Benefits.............................................................     23
   5.3  Reduction of Retirement Benefit.................................................................     23
   5.4  Retirement Benefit of Certain Reemployed Members................................................     23

SECTION 6 NORMAL RETIREMENT BENEFIT.....................................................................     24
   6.1  Payment of Benefits.............................................................................     24
   6.2  Termination of Employment after Normal Retirement Age...........................................     24

SECTION 7 EARLY RETIREMENT BENEFIT......................................................................     25
   7.1  Payment of Early Retirement Benefit.............................................................     25
   7.2  Postponement of Early Retirement Benefit........................................................     25

SECTION 8 TERMINATION OF SERVICE BEFORE RETIREMENT......................................................     27
   8.1  Payment of Vested-Retirement Benefits...........................................................     27
   8.2  Early Payment of Vested Retirement Benefits.....................................................     27
   8.3  Death Before the Payment of Vested Retirement Benefits..........................................     27
   8.4  Limitation On Vested Retirement Benefit Eligibility.............................................     28

SECTION 9 DISABILITY BEFORE RETIREMENT..................................................................     29
   9.1  Eligibility for Disability Service..............................................................     29
   9.2  Forfeiture of Disability Service................................................................     29

SECTION 10 DEATH BENEFITS...............................................................................     31
   10.1 Survivor Annuity................................................................................     31
   10.2 Amount of Survivor Annuity......................................................................     31
   10.3 Entitlement to Death Benefit....................................................................     32

SECTION 11 METHOD OF PAYMENT............................................................................     33
   11.1 Normal Form of Benefit for Married Members......................................................     33
   11.2 Normal Form of Benefit for Single Members.......................................................     33
   11.3 Optional Forms Of Benefit.......................................................................     33
   11.4 Limitation on Optional Forms of Benefit.........................................................     34
   11.5 Mandatory Cash Out of Benefits Less than $3,500.................................................     34
   11.6 Reduction of Benefits...........................................................................     35

SECTION 12 BENEFIT ELECTIONS............................................................................     36
   12.1 Election of Optional Forms of Benefits..........................................................     36
   12.2 Written Explanation and Election Form...........................................................     36
   12.3 Applicable Election Period and Form of Election.................................................     37
   12.4 Special Circumstances Governing Elections.......................................................     38

SECTION 13 PAYMENT AND SUSPENSION OF BENEFITS...........................................................     40
   13.1 Payment of Benefits.............................................................................     40
   13.2 Suspension of Benefits..........................................................................     40
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                                      iii
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SECTION 14 MAXIMUM AMOUNT OF RETIREMENT BENEFIT.........................................................       43
   14.1 Scope of Limitations on Benefits................................................................       43
   14.2 Basic Limitations on Benefits...................................................................       43
   14.3 Adjustments to Limitations......................................................................       43
   14.4 Minimum Benefit.................................................................................       44
   14.5 TRA 86 Protected Benefits.......................................................................       44
   14.6 Multiple Plans..................................................................................       44
   14.7 Special Limitations on Benefits.................................................................       45

SECTION 15 BENEFICIARIES................................................................................       46

SECTION 16 FUNDING AND CONTRIBUTIONS....................................................................       47
   16.1 Contributions...................................................................................       47
   16.2 Actuarial Assumptions...........................................................................       47
   16.3 Trust Fund......................................................................................       47
   16.4 Expenses of the Plan............................................................................       47

SECTION 17 ADMINISTRATION OF THE PLAN...................................................................       49
   17.1 Administrative Committee........................................................................       49
   17.2 Control and Management of Plan Assets...........................................................       49
   17.3 Trustees and Investment Managers................................................................       49
   17.4 Committee Membership............................................................................       50
   17.5 Reports to Board of Directors...................................................................       50
   17.6 Employment of Advisers..........................................................................       50
   17.7 Limitations on Committee Actions................................................................       51
   17.8 Committee Meetings..............................................................................       51
   17.9 Accounting and Disbursement of Plan Assets......................................................       51

SECTION 18 CLAIMS AND REVIEW PROCEDURES.................................................................       52
   18.1 Applications for Benefits.......................................................................       52
   18.2 Denial of Applications..........................................................................       52
   18.3 Requests for Review.............................................................................       52
   18.4 Decisions on Review.............................................................................       52
   18.5 Exhaustion of Administrative Remedies...........................................................       53

SECTION 19 TERMINATION OF EMPLOYER PARTICIPATION........................................................       54
   19.1 Termination by Participating Company............................................................       54
   19.2 Effect of Termination...........................................................................       54
   19.3 IRS Termination Procedure.......................................................................       54
   19.4 PBGC Termination Procedure......................................................................       55
   19.5 Termination of the Plan.........................................................................       55

SECTION 20 AMENDMENT, MERGER OR TERMINATION OF THE PLAN AND TRUST.......................................       56
   20.1 Right to Amend..................................................................................       56
   20.2 Plan Merger or Consolidation....................................................................       56
   20.3 Termination of the Plan.........................................................................       56
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                                      iv
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   20.4 Partial Termination of the Plan...................................................................................   56
   20.5 Manner of Distribution............................................................................................   57

SECTION 21 INALIENABILITY OF BENEFITS.....................................................................................   58
   21.1 No Assignment Permitted...........................................................................................   58
   21.2 Return of Contributions...........................................................................................   58
   21.3 Qualified Domestic Relations Orders...............................................................................   58

SECTION 22 SPECIAL SERVICE PROVISIONS FOR EMPLOYEES OF BATTERY STREET ENTERPRISES, INC. OR ANY OF ITS SUBSIDIARIES........   61

SECTION 23 SPECIAL SERVICE PROVISIONS FOR EMPLOYEES OF OBERMAN MANUFACTURING COMPANY, TOP-NOTCH MANUFACTURING COMPANY,
INCORPORATED AND MILLER BELTS LTD., INC...................................................................................   62

SECTION 24 SPECIAL SERVICE AND BENEFIT PROVISIONS FOR CERTAIN FORMER EMPLOYEES OF ASIAN PACIFIC INDUSTRIES, INC...........   63

SECTION 25 ACTUARIAL EQUIVALENCE FACTORS..................................................................................   64

SECTION 26 TOP HEAVY BENEFITS.............................................................................................   66

SECTION 27 GENERAL LIMITATIONS AND PROVISIONS.............................................................................   69
   27.1  No Employment Right..............................................................................................   69
   27.2  Payments from the Trust Fund.....................................................................................   69
   27.3  Payments to Minors or Incompetents...............................................................................   69
   27.4  Lost Members or Beneficiaries....................................................................................   69
   27.5  Personal Data to the Administrative Committee....................................................................   69
   27.6  Insurance Contracts..............................................................................................   70
   27.7  Notice to the Administrative Committee...........................................................................   70
   27.8  Notices to Members and Beneficiaries.............................................................................   70
   27.9  Word Usage.......................................................................................................   70
   27.10 Headings.........................................................................................................   70
   27.11 Governing Law....................................................................................................   70
   27.12 Heirs and Successors.............................................................................................   70
   27.13 Withholding......................................................................................................   70

                       REVISED HOME OFFICE PENSION PLAN
                                      OF
                         LEVI STRAUSS ASSOCIATES, INC.
                         -----------------------------

                            As Amended and Restated
                          Effective November 27, 1989

SECTION 1 INTRODUCTION AND PERSONS TO WHOM PLAN APPLIES.
--------- ---------------------------------------------

     1.1 Introduction. On November 27, 1953, the Revised Home Office Pension
         ------------
Plan of Levi Strauss & Co. was adopted. It was amended and terminated effective December 31, 1985, and it was renamed the Terminated Home Office Pension Plan of Levi Strauss & Co. (the "Terminated Plan") for those in benefit pay status. This Revised Home Office Pension Plan of Levi Strauss Associates Inc. (originally named the Revised Home Office Pension Plan of Levi Strauss & Co.) (the "Plan") was adopted effective December 30, 1985. Each employee who was a Member of the Terminated Plan on December 30, 1985, and who was not receiving benefits on that date or scheduled to receive benefits no later than January 31, 1986, from the Terminated Plan was transferred to this Plan as of December 30, 1985. This Plan was established to maintain retirement benefits and certain other benefits for those who are transferred from the Terminated Plan and for others who have or may have rights to benefits under the Terminated Plan as of December 30, 1985, but who are not receiving benefits on that date or scheduled to receive benefits no later than January 31, 1986, from the Terminated Plan. This Plan was also established to provide such benefits to eligible employees ("Employees") of Levi Strauss & Co. and other Participating Companies (collectively referred to as the "Company"), or to the beneficiaries of Employees, and thereby to encourage Employees to make and continue careers with the Company, as described in this Plan document and in the Trust Agreement adopted as a part of this Plan. The Plan was amended and restated effective November 28, 1988.

     By this instrument Levi Strauss Associates Inc. amends and restates the Plan to comply with the Tax Reform Act of 1986, as amended, and related legislation. The provisions of this amended and restated Plan will generally be effective November 27, 1989, except as specifically stated otherwise in this document (the "Effective Date"). Levi Strauss Associates Inc. intends that the Plan as so amended and restated and the Trust Fund established under the Plan, will continue to qualify as a plan and trust which meet the requirements of sections 401(a) and 501(a), respectively, of the Internal Revenue Code of 1986, as amended.

     1.2 Persons to Whom Plan Applies. This Plan document is not a new
         ----------------------------
Plan which succeeds the Plan as previously in effect, but is an amendment and restatement of the Plan as in effect before the Effective Date. The amount, right to and form of any benefits under the Plan, of each Member who is an Employee on and after the Effective Date, or of persons who are claiming through such a Member, will be determined under this Plan. The amount, right to and form of any benefits under this Plan, of each Member who has separated from Service with the Company before the Effective Date, or of persons who are claiming benefits through such a Member, will be determined in accordance with the provisions of the Plan in effect on the date of the Member's separation from Service, except as may otherwise be expressly provided under this Plan, unless the Member again becomes an Employee on or after the Effective Date. This amended and restated Plan will not reduce any Member's Retirement Benefit under the Plan, as determined on the date immediately preceding the Effective Date, and this Plan will be construed accordingly.

SECTION 2 DEFINITIONS.
--------- -----------

     When used in this Plan document the following terms will have the following meanings:

     2.1 "Act" means the Employee Retirement Income Security Act of 1974, as
          ---
amended, and any Regulations or rulings issued under the Act.

     2.2 "Actuary" means the enrolled actuary (within the meaning of the Act)
          -------
engaged by the Administrative Committee.

     2.3 "Administrative Committee" means the committee appointed to administer
          ------------------------
the Plan as described in Section 17.1.

     2.4 "Affiliated Company" means:
          ------------------

            (a) A corporation that is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes Levi Strauss Associates Inc.;

            (b) Any trade or business (whether or not incorporated) that is in common control (as defined in section 414(c) of the Code) with Levi Strauss Associates Inc.;

            (c) An organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes Levi Strauss Associates Inc.;

            (d) Any other entity required to be aggregated with Levi Strauss Associates Inc. under section 414(o) of the Code; and

            (e) Any other entity designated as an Affiliated Company by the Board of Directors.

     2.5 "Alternate Payee" means the spouse, former spouse, child or other
          ---------------
dependent of a Member who is recognized by a Qualified Domestic Relations Order as having the right to receive all, or a portion of, the Member's Retirement Benefit.

     2.6 "Annuity Contract" means the annuity contract purchased from
          ----------------
Transamerica Occidental Life Insurance Company with respect to the Revised Home Office Pension Plan upon the termination of the Terminated Plan on December 30, 1985.

     2.7 "Annuity Starting Date" means the first day of the first month for
          ---------------------
which an amount is payable to a Member as an annuity. The Annuity Starting Date for a Member who elects (with the consent of his or her spouse if the Member is legally married) to receive his or her Retirement Benefit in a form other than an annuity in accordance with Section 11.3 is the first day on which all events (including the passing of the day on which benefit payments are scheduled to begin) have occurred which entitle the Member to receive his or her first benefit payment from the Plan.

     2.8   "Beneficiary" means the beneficiary or beneficiaries designated by a
            -----------
Member or otherwise under Section 11.3 and Section 15 (or any other person or persons designated as such under applicable law) to receive the amount, if any, payable under the Plan upon the Member's death.

     2.9   "Benefit Service" means the number of Years of Service and fractions
            ---------------
of such years before a Member's Retirement Date during which the Member was an Employee. For this purpose, a Member will accrue a full month of Benefit Service for every calendar month in which he or she is credited with at least 1 Hour of Service or in which he or she otherwise has Service. Years of Service and fractions of such years will be determined by the Administrative Committee based on such months of Benefit Service.

     Benefit Service with respect to a Member who is Totally and Permanently Disabled, will include any additional Benefit Service credited under Section 9.1.

     Benefit Service with respect to a Member who is on a military leave of absence will include any Benefit Service required to be credited under the Military Selective Services Act, as amended, or any other federal law of similar import. If a Member who is on a military leave of absence becomes Totally and Permanently Disabled, Benefit Service with respect to the Member will include any additional Benefit Service the Member receives under Section 9.1.

     Benefit Service with respect to a Member who is reemployed by the Company as an Employee or a Casual Employee after his or her Vested Retirement Benefit Payment Date, Early Retirement Date, Normal Retirement Date or Deferred Retirement Date, will mean the number of Years of Service and fractions of such years during which the Member is so reemployed, determined under Section 13.2 of the Plan. Years of Service will be determined by the Administrative Committee based on such months of Benefit Service. Such additional Benefit Service will be added to the Member's Benefit Service earned before his or her Vested Retirement Benefit Payment Date, Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date as provided in Section 5.4. A Member who retires and is reemployed by the Company as a Retiree Coordinator will not resume membership in the Plan or accrue additional Benefit Service under this Section 2.9 or Section 13.2.

     2.10  "Board of Directors" means the Board of Directors of Levi Strauss
            ------------------
Associates Inc. The Board of Directors may delegate to any committee, subcommittee or any of its members, or to any agent, its authority to perform any act under the Plan, including without limitation those matters involving the exercise of discretion. Any such delegation of discretion will be subject to revocation at any time at the discretion of the Board of Directors. Any reference to the Board of Directors in connection with such delegated authority will be deemed a reference to the delegate or delegates.

     2.11  "Break in Service" means a period of at least 12 consecutive calendar
            ----------------
months, beginning on the date Service ends, during which a person has not performed 1 Hour of Service (or been treated as performing Service) under
Section 2.58, as determined by the Administrative Committee.

     2.12 "Casual Employee" means a Member who is rehired by the Company on or
           ---------------
after his or her Early Retirement Date or Normal Retirement Date on a temporary basis. Any Benefit Service earned by a Member who returns to Service as a Casual Employee will be determined under Section 2.9 and Section 13.2. Any Benefit Service earned by the Member as a Casual Employee will be added to the Member's Benefit Service earned before his or her Early Retirement Date or Normal Retirement Date, as provided in Section 5.4.

     2.13 "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
Regulations or rulings issued under the Code.

     2.14 "Committee" means the Administrative Committee or Investment
           ---------
Committee, as applicable.

     2.15 "Common-Law Spouse" means the spouse of a Member under a common-law
           -----------------
marriage that is recognized under the law of the state where the Member resides. The determination of whether a person is a Common-Law Spouse will be made by the Administrative Committee, in its sole and absolute discretion.

     2.16 "Company" means Levi Strauss Associates Inc., LS&CO. and each other
           -------
Participating Company or any of them.

     2.17 "Compensation" means for each Plan Year of the Plan or of the
           ------------
Terminated Plan all compensation reported on an employee's Form W-2 (or any replacement form issued by the IRS) for the Plan Year which is actually paid to the employee plus any tax deferred contributions made on behalf of an employee to the Employee Investment Plan of Levi Strauss Associates Inc. and any amounts contributed by an employee to a cafeteria plan maintained by the Company under section 125 of the Code. Back pay awards will be included in "Compensation" only for the Plan Year in which the back pay award is made and the amount to be included will be limited to the amount attributable to that Plan Year, regardless of mitigation of damages.

     If an employee is a sales representative, account manager or account executive, or any of the 3, for the entire Plan Year (or the portion of the Plan Year during which he or she is a Member), his or her Compensation will not exceed the following limits, as determined by the Committee:

          (a) A sales representative's Compensation will not exceed the maximum for the LS&CO. Home Office Salary Grade 5 salary range in effect at the end of such Plan Year; and

          (b) An account manager's Compensation will not exceed the maximum for the LS&CO. Home Office Salary Grade 6 salary range in effect at the end of such Plan Year; and

          (c) Effective on and after November 26, 1990, an account executive's Compensation will not exceed the maximum for the LS&CO. Home Office Salary Grade 7 salary range in effect at the end of such Plan Year. Prior to November 26, 1990, an account executive's Compensation will not exceed the maximum for the Home Office Salary Grade 6 in effect at the end of such Plan Year.

In the case of an Employee who is working abroad or who is working for a foreign subsidiary of the Company, but continues to be paid from the home office of the Company, Compensation will be the amount determined by the Administrative Committee to be the amount which would have been paid to the employee if he or she had been on the domestic service payroll of the Company.

     The term "Compensation" will not include:

          (a) Amounts paid or contributed to any group insurance plan or other employee benefit plan established or maintained by the Company or an Affiliated Company, except as provided above;

          (b) Relocation expenses;

          (c) Any ordinary income recognized by the employee related to the exercise of any right granted by any stock option plan maintained by the Company or an Affiliated Company;

          (d) Payments under the Company's long-term performance plan;

          (e) Any severance payments;

          (f) Payments from the Company's Long Term Disability Plan;

          (g) "Imputed Income;" or

          (h) Perks.

     "Imputed Income" means the amount of income recognized by a Member who receives Company paid life insurance in excess of $50,000 and such other amounts the Administrative Committee determines to be imputed income to the Member under the Code. "Perks" include, but are not limited to, Company paid parking, Company provided car allowances, and flexible perk allowances provided to certain Members which may be used by the Member for financial counseling or planning; tax preparation or advice; excess medical expenses; physical examinations; additional life insurance, disability insurance, accidental death and dismemberment insurance or liability insurance; business lunch club dues or legal expenses.

     For Plan Years beginning on and after the Effective Date, Compensation for any Plan Year in excess of $200,000 or any successor limitation as provided for the Plan Year in section 401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded. For Plan Years beginning in and after 1991, the $200,000 Compensation adjustment that takes effect on January 1 of each year is effective for the Plan Year beginning in that year. For the 1989 and 1990 Plan Years, the $200,000 Compensation adjustment that is effective January 1 of 1989 and 1990 will be used for the Plan Year that ends in each of such years. In determining the Compensation of an Employee, the family aggregation rules of section 414(q)(6) of the Code will apply, except that in applying those rules, the term "family" will include only the spouse of the Employee and any lineal descendants of the Employee who have not reached age 19 before the close of the Plan Year.

     A Member's Compensation will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

     2.18 "Deferred Retirement Benefit" means the deferred retirement benefit
           ---------------------------
payable to a Member under Section 4.3.

     2.19 "Deferred Retirement Date" or "Deferred Retirement" means the date a
           ------------------------
Member is entitled to receive a Deferred Retirement Benefit under Section 4.3.

     2.20 "Disability Retirement Service" means the Service credited to a Member
           -----------------------------
who is Totally and Permanently Disabled under Section 9.1.

     2.21 "Domestic Partner" means the Common-Law Spouse or Unmarried Partner of
           ----------------
a Member who is entitled to receive a Survivor Annuity under Section 10.

     2.22 "Domestic Relations Order" means any judgment, decree, or order
           ------------------------
(including an order approving a property settlement agreement) that:

          (a) Relates to the provision of child support, alimony, or marital property rights to a spouse, child, or other dependent of a Member; and

          (b) Is entered or made under the domestic relations or community property laws of any state.

     2.23 "Early Retirement Benefit" means the early retirement benefit payable
           ------------------------
to a Member under Section 4.2.

     2.24 "Early Retirement Date" or "Early Retirement" means the date a Member
           ---------------------      ----------------
has reached age 55 and completed 15 Years of Service and is entitled to receive an Early Retirement Benefit under Section 4.2.

     2.25 "Effective Date" means November 27, 1989, except as expressly provided
           --------------
otherwise in this document or as required by the Tax Reform Act of 1986, as amended, or other applicable legislation.

     2.26 "Employee" means any person who is employed by the Company excluding:
           --------                                                  ---------

          (a) Any employee of LS&CO. who is not paid from the home office of Levi Strauss Associates Inc.;

          (b) Any employee of a Participating Company other than LS&CO. who is not paid on a salary or commission basis;

          (c) Any stocktaker, service representative, Retiree Coordinator or "Temporary Employee;"

          (d) Any employee who is not employed in a state or territory of the United States or who receives no remuneration from the Company that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code);

          (e) Any alien who:

               (i) Receives remuneration from the Company that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code); and

               (ii) Has been transferred by the Company from a job outside the United States to a job within the United States, during any period with respect to which the alien is benefiting (by reason of accruing a benefit or making or having contributions made on the alien's behalf) under:

                    (A) A retirement plan established or maintained outside the United States by a foreign subsidiary (including a domestic subsidiary operating abroad) or a foreign division of the Company; or

                    (B) The Levi Strauss International Retirement Plan for Third Country National Employees or any successor or similar plan maintained by the Company or an Affiliated Company;

          (f) A United States citizen locally hired by a foreign subsidiary (including a domestic subsidiary operating abroad) or a foreign division of a Participating Company;

          (g) Any employee who is included in a unit of employees covered by a negotiated collective bargaining agreement which does not provide for his or her membership in the Plan;

          (h) A "leased employee" (as defined in section 414(n) or section 414(o) of the Code) who is providing services to the Company or an Affiliated Company;

          (i) Any employee who is covered by an personal employment contract that expressly provides he or she will not be eligible for membership in the Plan; or

          (j) An employee who is included in a group or classification of employees on a payroll of a company designated by the Board of Directors as not being eligible to participate in the Plan.

A member of the board of directors of the Company is not eligible for membership in the Plan unless he or she is also an Employee of the Company. The Board of Directors may on a nondiscriminatory basis, designate as an Employee a person described in (c), (d), (f) or (j ) above. Such designation must be made in writing after receiving the advice of counsel.

     Any "Temporary Employee" and any stocktaker employed by the Company will not be treated as an Employee, except for the purposes of and in accordance with receiving benefits computed under the Terminated Plan. A "Temporary Employee" means a person who:

               (i) Is hired to fill, for a period not to exceed 6 calendar months, a position which arises from either an emergency situation or the temporary absence of an Employee; and

               (ii) Is subject, as a condition of such employment, to termination without prior notice at any time.

     A person's status as an Employee will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

     2.27 "Equivalent Actuarial Value" means a benefit of equivalent value when
           --------------------------
computed on the basis of the factors specified in Section 25.

     2.28 "Final Average Compensation" means a Member's highest average annual
           --------------------------
Compensation, as determined by the Administrative Committee, for the 5 consecutive full Plan Years out of the 10 full Plan Years of Service performed by the Member immediately before his or her Retirement Date or the date of his or her earlier termination of Service. If a Member has less than 10 Plan Years of Service on such date, his or her Final Average Compensation will be computed on the basis of his or her full Plan Years of Service not in excess of his or her highest paid 5 consecutive Plan Years of Service. For this purpose, Plan Years will include Plan Years of this Plan and of the Terminated Plan. In the case of a Member with less than 5 consecutive full Plan Years of Service as of November 28, 1988, the Member's Final Average Compensation will in no event be less than the Member's Final Average Compensation determined under the Plan as in effect on November 27, 1988.

     2.29 "High-3 Year Average Compensation" means a Member's average annual
           --------------------------------
compensation from the Company or an Affiliated Company for the 3 consecutive Plan Years during which his or her compensation was highest. If the Member has not been employed with the Company or an Affiliated Company for 3 Consecutive Plan Years, "High-3 Year Average Compensation" will mean the Member's average annual compensation for the actual number of consecutive Plan Years with the Company or an Affiliated Company during which his or her compensation was the highest.

     "Compensation" includes the Member's wages, salaries, fees for professional services and other amounts received (without regard to whether an amount is paid in cash) for personal services actually performed in the course of employment with the Company or an Affiliated Company to the extent that the amounts are includable in gross income (including but not limited to commissions paid sales representatives, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements or expenses under a nonaccountable plan (as defined in section 1.62(c) of the Code)) determined without regard to the exclusions from gross income under sections 931 and 939 of the Code. "Compensation" will also include:

          (a) In the case of a Member who is an employee within the meaning of section 401(c) of the Code, the Member's earned income (as described under section 401(c)(2) of the Code) determined without regard to the exclusions from gross income similar to those in sections 931 and 939 of the Code;

          (b) Any foreign earned income as defined under section 911 (b) of the Code, regardless of whether such income is excludable from the gross income of the Employee under section 911 of the Code;

          (c) Amounts described in sections 104 (a) (3), 105 (a) and 105(b) of the Code, but only to the extent that such amounts are includable in the gross income of the Employee;

          (d) Amounts paid or reimbursed by the Company or an Affiliated Company for moving expenses incurred by the Employee, but only to the extent that such amounts are not deductible by the Employee under section 217 of the Code;

          (e) The value of a nonqualified stock option granted to the Employee by the Company or an Affiliated Company, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year when granted; and

          (f) The amount includable in the gross income of the Employee upon making an election described in section 83(b) of the Code.

     "Compensation" will not include:
                         -----------

          (a) Company contributions to a deferred compensation plan that before application of the limitations of section 415 of the Code are not includable in the Employee's gross income for federal income tax purposes in the taxable year of the Employee in which the contributions are made;

          (b) Company contributions to a simplified employee pension plan described in section 408(k) of the Code to the extent that such contributions are not considered as compensation for the taxable year in which contributed;

          (c) Any distributions from a deferred compensation plan regardless of whether such amounts are includable in gross income of the Employee for federal income tax purposes in the taxable year of distribution;

          (d) Amounts realized from the exercise of a nonqualified stock option;

          (e) Amounts realized when restricted stock or property becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (f) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

          (g) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are excludable from gross income of the Employee); Company contributions to a cafeteria plan described in section 125 of the Code, or Company contributions (whether or not under a salary reduction arrangement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Employee).

     In determining the High-3 Year Average Compensation for each Plan Year beginning on or after the Effective Date, compensation for any Plan Year in excess of $200,000, or any successor limitation as provided for the Plan Year in section 401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) (the "401 (a) (17) limitation"), will be disregarded. For Plan Years beginning in and after 1991, the adjustment to the 401(a)(17) limitation that takes effect on January 1 of each year is effective for the Plan Year beginning in that year. For the 1989 and 1990 Plan Years, the adjustment to the 401(a)(17) limitation that is effective January 1 of 1989 and 1990 will be used for the Plan Year that ends in each of such years. In determining the compensation of an Employee, the family aggregation rules of section 414(q)(6) of the Code will apply, except that in applying those rules, the term "family" will include only the spouse of the Employee and any lineal descendants of the Employee who have not reached age 19 before the close of the Plan Year.

     2.30 "Highly Compensated Employee" means an Employee of the Company or an
           ---------------------------
Affiliated Company who:.

          (a) During the preceding Plan Year:

                (i) Was at any time a 5% owner of the Company or an Affiliated Company (as defined in section 416(i)(1) of the Code);

                (ii) Received "compensation" from the Company or an Affiliated Company in excess of $75,000 (as adjusted under Regulations or rulings issued by the IRS);

                (iii) Received "compensation" from the Company or an Affiliated Company in excess of $50,000 (as adjusted under Regulations or rulings issued by the IRS) and was in the top 20% of employees of the Company and all Affiliated Companies when ranked on the basis of "compensation" paid during such Plan Year (referred to as the "Top Paid Group" under IRS Regulations); or

                (iv) Was at any time an officer of the Company or an Affiliated Company and received "compensation" greater than 50% of the amount in effect under section 415(b)(1)(A) of the Code; or

          (b) During the Plan Year:

                (i) Was at any time a 5% owner of the Company or an Affiliated Company (as defined in section 416(i)(1) of the Code); or

                (ii)  Satisfies the requirements of paragraphs (ii), (iii), or
     (iv) of Section 2.30(a) and is a member of the group consisting of the 100 employees of the Company and all Affiliated Companies paid the greatest "compensation" during the Plan Year.

          For purposes of determining the number of employees in the Top Paid Group under Section 2.30(a)(iii) for a Plan Year, the following employees, as described in sections 414(q)(8) and (11) of the Code, will be excluded:

               (i)   Those who have not completed 6 months of Service;

               (ii)  Those who normally work less than 17-1/2 hours per week;

               (iii) Those who normally work less than 6 months during any year;

               (iv)  Those who have not attained age 21;

               (v)   Those subject to a collective bargaining agreement; and

               (vi) Nonresident aliens who receive no earned income from sources within the United States.

     The Administrative Committee will determine whether an employee is an officer based on the responsibilities of the employee with the Company or an Affiliated Company. Of those employees determined to be officers, no more than 50 employees (or, if less, the greater of 3 employees or 10% of the employees, excluding all employees described in sections 414 (q) (8) and (11) of the Code) will be treated as officers. Further, if no officer receives the level of "compensation" described in Section 2.30(a)(iv), the highest paid officer of the Company and all Affiliated Companies will be treated as a Highly Compensated Employee described in Section 2.30(a)(iv).

     For purposes of determining whether an employee is a Highly Compensated Employee only, any person who is a member of the family of a 5% owner or of a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest compensation during the Plan Year:

               (i)   Will not be considered a separate employee; and

               (ii) Any "compensation" paid to such person and the Company or Employee contributions made on behalf of such person will be treated as if it were paid to or on behalf of the 5% owner or Highly Compensated Employee.

For purposes of the immediately preceding sentence, the term "family" means, with respect to any employee, the employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

     The term "compensation" for purposes of this Section 2.30 means compensation as defined in section 415(c)(3) of the Code, determined without regard to section 125 of the Code (regarding contributions to a cafeteria plan), section 402(a)(8) of the Code (regarding contributions to a 401(k) plan) and section 402(h)(1)(B) of the Code (regarding contributions to a simplified employee pension plan), and in the case of employer contributions made under a salary reduction agreement, without regard to section 403(b) of the Code (regarding annuity contracts).

     2.31 "Highly Compensated Former Employee" means a former employee who
           ----------------------------------
separated from Service with the Company or an Affiliated Company before the beginning of the Plan Year and who was a Highly Compensated Employee for either:

          (a) The employee's year of separation from Service; or

          (b) Any Plan Year ending on or after the employee's 55th birthday.

An employee who performs no services for the Company or an Affiliated Company during the Plan Year will be treated as a former employee.

     2.32 "Home Office Salary Grade" means the job classification system for
           ------------------------
home office employees as in effect from time to time.

     2.33 "Hour of Service" means an hour of employment for which an Employee is
           ---------------
paid or is entitled to payment for the performance of duties as determined under the Labor Department Regulations governing the computation of hours of service.

     2.34 "Investment Committee" means the committee appointed to control and
           --------------------
manage the Plan's assets as described in Section 17.

     2.35 "Investment Manager" means a person who is appointed to direct the
           ------------------
investment of all or any part of the Trust Fund under Section 17.2 and is either a bank, an insurance company or a registered investment adviser under the Investment Advisers Act of 1940 and who has acknowledged in writing that it is a fiduciary with respect to the Plan.

     2.36 "IRS" means the United States Internal Revenue Service.
           ---

     2.37 "Labor Department" means the United States Department of Labor.
           ----------------

     2.38 "Legally Married" means that the Member participates in a marriage,
           ----------------
other than a common-law marriage, which is recognized as legal and binding by the state where the Member lives.

     2.39 "LS&CO." means Levi Strauss & Co., a Delaware corporation.
           ------

     2.40 "Member" means any Employee who is enrolled in the membership of the
           ------
Plan as provided in Section 3.

     2.41 "Membership Date" means June 1 and December 1 of each Plan Year.
           ---------------

     2.42 "Misconduct" means that a person:
           ----------

          (a) Has committed an act of embezzlement, fraud or theft with respect to the property of the Company or an Affiliated Company or any person with whom the Company or an Affiliated Company does business;

          (b) Has deliberately disregarded the rules of the Company or an Affiliated Company in such a manner as to cause material loss, damage or injury to, or otherwise endanger the property or employees of the Company or an Affiliated Company;

          (c) Has made any unauthorized disclosure of any of the secrets or confidential information of the Company or an Affiliated Company;

          (d) Has engaged in any conduct which constitutes unfair competition with the Company or an Affiliated Company;

          (e) Has induced any person to breach any contract with the Company or an Affiliated Company; or

          (f) Has sold Company or Affiliated Company products to an unauthorized account or has assisted an authorized account in wholesaling Company or Affiliated Company products.

     2.43 "Normal Retirement Age" means age 65 or, in the case of a Member whose
           ---------------------
Service begins after the Member reaches age 60, the Member's age on the 5th anniversary of the date the Member's Service begins.

     2.44 "Normal Retirement Benefit" means the normal retirement benefit
           -------------------------
payable to a Member under Section 4.1.

     2.45 "Normal Retirement Date" or "Normal Retirement" means the date the
           ----------------------      -----------------
Member is entitled to receive a Normal Retirement Benefit under Section 4.1.

     2.46 "Participating Company" means LS&CO. or any Affiliated Company, the
           ---------------------
board of directors or equivalent governing body of which adopts the Plan and the Trust Agreement by appropriate action with the written consent of the Board of Directors. Any Affiliated Company which so adopts the Plan will be deemed to appoint Levi Strauss Associates Inc., the Administrative Committee, the Investment Committee and the Trustee its exclusive agents to exercise on its behalf all of the power and authority conferred under this Plan document, or by the Trust Agreement, upon the Company. The authority of Levi Strauss Associates Inc., the Committees and the Trustee to act as such agents will continue until the Plan is terminated as to the Affiliated Company and the relevant portion of the Trust Fund has been distributed by the Trustee as provided in Section 19.

     2.47 "PBGC" means the United States Pension Benefit Guaranty Corporation.
           ----

     2.48 "Plan" means this Revised Home Office Pension Plan of Levi Strauss
           ----
Associates Inc., as amended from time to time.

     2.49 "Plan Year" means the annual period corresponding to LS&Co.'s fiscal
           ---------
year for federal income tax purposes.

     2.50 "Qualified Domestic Relations Order" means a domestic relations order
           ----------------------------------
that satisfies the requirements described in Section 21.3.

     2.51 "Qualified Joint and Survivor Annuity" means an annuity described in
           ------------------------------------
Section 11.1.

     2.52 "Regulations" means the applicable regulations issued under the Code
           -----------
or the Act by the IRS, the PBGC, the Labor Department or any other governmental authority and any temporary rules promulgated by such authorities pending the issuance of such regulations.

     2.53 "Rehire Anniversary Year" means for the first year that a Member
           -----------------------
returns to Service as a Casual Employee, the period beginning on the date the Member returns to Service and ending on December 31. The Rehire Anniversary Year for the second and all subsequent years that a Member remains in Service as a Casual Employee means the calendar year. The Benefit Service earned by a Member during a Rehire Anniversary Year will be determined under Sections 2.9 and 13.2. A Member may only have one Rehire Anniversary Year at a given time.

     2.54 "Required Beginning Date" generally means April 1 of the calendar year
           -----------------------
following the year in which the Member attains age 70-1/2. However, the Required Beginning Date for a Member who is not a 5% owner within the meaning of section 416(i)(1)(B)(i) of the Code, who attained age 70-1/2 during 1988, and had not retired by the Effective Date, will be April 1, 1990. In addition, the Required Beginning Date for a Member who attained age 70-1/2 before January 1, 1988, and who was not a 5% owner within the meaning of section 416(i)(1)(B)(i) of the Code during any Plan Year ending with or within the Plan Year in which he or she reached age 66-1/2 or any subsequent year, is the April 1 following the later of
                                                                        -----
the calendar year in which the Member reaches age 70-1/2 or retires. Lastly, the Required Beginning Date for a Member who filed a written election under section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 before January 1, 1984, will be the date specified in such election if the election satisfies all of the applicable requirements specified by the IRS, as determined by the Administrative Committee.

     2.55 "Retiree Coordinator" means a retired Employee of the Company who
           -------------------
resumes employment with the Company or an Affiliated Company on a temporary basis for the purpose of providing personal relations type services to other retired employees of the Company or an Affiliated Company.

     2.56 "Retirement Benefit" means the retirement benefit payable to a Member
           ------------------
in the form of a Straight Life Annuity as provided in Section 5.

     2.57 "Retirement Date" means a Member's Normal Retirement Date, Early
           ---------------
Retirement Date or Deferred Retirement Date, or any other Retirement Date as provided in Section 4.

     2.58 "Service" means employment (whether or not as an Employee) with the
           -------
Company or with an Affiliated Company. Periods of employment performed by a person before the Effective Date which would be disregarded under this Plan or the Terminated Plan, as then in effect, will only be counted for purposes of determining membership under Section 3, and not for any other purpose under the Plan. Service which would be counted under the Terminated Plan will be counted under this Plan, but the same period will be counted only once. Service will begin on the date that an Employee first performs 1 Hour of Service for the Company or Affiliated Company. Service will end on the earlier of:
                                                       -------

          (a) The date the Employee retires;

          (b) The date the Employee dies;

          (c) The date the Employee terminates employment; or

          (d) On the first anniversary of the date the Employee is absent from service for any other reason (e.g., an authorized period of absence, as described in paragraphs (i) and (ii), etc. below).

However, the Service of a Member who becomes Totally and Permanently Disabled and who continues to accrue Service under Section 9.1 will not terminate on the date the Member terminates employment with the Company.

     Subject to any applicable rules of the Administrative Committee (which rules will be uniformly applicable to all Employees similarly situated), Service includes:

               (i)   Periods of vacation;

               (ii) Periods of absence whether or not the Employee is paid, not to exceed 12 calendar months, authorized by the Company for sickness, temporary disability or personal reasons;

               (iii) Periods of service in the Armed Forces of the United States, if and to the extent required by the Military Selective Service Act, as amended, or any other federal law of similar import; provided that the Employee returns to Service with the Company or an Affiliated Company within the time his or her employment rights are protected by such law; and

               (iv) Any period of 12 consecutive months or less, beginning on the first day of the month after a Member terminates employment and ending on the last day of the month preceding the Member's reemployment date, if the Member performs at least 1 Hour of Service within the first month of reemployment. Such period of Service will only be considered for determining Membership in the Plan and determining the Member's Vested Retirement Benefit, Early Retirement Benefit and Disability Retirement Benefit.

     Effective November 25, 1985, solely for the purpose of determining whether an Employee has incurred a Break in Service, Service will end on the second anniversary of the first day of a period of absence caused by any of the following:

               (i)   The Employee's pregnancy;

               (ii)  The birth of the Employee's child;

               (iii) The placement of a child with the Employee in connection with the adoption of the child by the Employee; or

               (iv) The care of the Employee's child immediately following the child's birth or adoption.

The Administrative Committee may require the Employee to provide evidence that the period of absence was due to one of the reasons described above.

     A Member's Service will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

     If an Employee terminates employment and is reemployed after incurring a Break in Service, as defined in Section 2.11, Service will recommence on the date the Employee again performs 1 Hour of Service. A Member will receive credit for the aggregate of all periods of Service, except as follows:

          If the Member has incurred a 60 consecutive month Break in Service, Service before such 60-month Break in Service will only be counted if the Member had a Vested Retirement Benefit under Section 2.70 before such 60 consecutive month Break in Service; and

          If a Member's Service as of November 25, 1985, would be disregarded under the Terminated Plan in effect as of such date, such Service will continue to be disregarded on and after November 25, 1985, under this Plan to the extent permitted by applicable law.

     2.59 "Social Security Benefit" means the annual amount of old age insurance
           -----------------------
benefits which would be payable to a Member on his or her 65th birthday, or any later Retirement Date, computed under the Federal Social Security Act in effect on the date (which may not be later than the date of the Member's termination of Service or, for a Member who terminates employment by reason of Total and Permanent Disability, the date that the Member is determined to be Totally and Permanently Disabled) as of which such computation is made, on the assumptions that:

          (a) There are no increases in the level of such old age benefits after such computation date;

          (b) If the Member retired on an Early Retirement Date, the Member is not paid any Compensation on or after his or her Early Retirement Date;

          (c) If the Member terminates Service other than on his or her Early Retirement Date and before his or her 65th birthday the Member continues to be paid annual Compensation from such computation date 'until his or her 65th birthday at his or her annual rate of Compensation (as determined by the Administrative Committee) in effect on such computation date; and

          (d) The Member does not fail to qualify for, or lose such old age insurance benefits by failure to apply for such benefits, entry into covered employment or otherwise.

     2.60 "Social Security Retirement Age" means age 65 if the Member was born
           ------------------------------
before January 1, 1938; age 66 if the Member was born on or after January 1, 1938, and before January 1, 1955; and age 67 if the Member was born on or after January 1, 1955.

     2.61 "Straight Life Annuity" means an annuity described in Section 11.2.
           ---------------------

     2.62 "Surviving Spouse" means:
           ----------------

          (a) With respect to a Member who dies on or after the Annuity Starting Date, the spouse to whom such Member was Legally Married as of the Annuity Starting Date; and

          (b) With respect to a Member who dies before the Annuity Starting Date, the spouse to whom such Member was Legally Married for at least 1 year as of the date of the Member's death.

If a Member divorces his or her Surviving Spouse after the Member's Annuity Starting Date, such Surviving Spouse will continue to be the Member's Surviving Spouse for purposes of the Plan unless provided otherwise based on the terms of a Qualified Domestic Relations Order under Section 21.3. The preceding sentence will apply regardless of whether the Member remarries after his or her divorce from such Surviving Spouse. For purposes of the Plan, the term "Surviving Spouse" will not include a Common-Law Spouse.

     2.63 "Survivor Annuity" means the annuity described in Section 10.1 payable
           ----------------
with respect to a Member who dies before the Annuity Starting Date.

     2.64 "Terminated Plan" means the Terminated Home Office Pension Plan of
           ---------------
Levi Strauss & Co. for those in benefit pay status, as amended and terminated effective December 31, 1985.

     2.65 "Totally and Permanently Disabled" or "Total and Permanent Disability"
           --------------------------------      ------------------------------
means the Member is eligible to receive disability benefits under the Federal Social Security Act or, alternatively, has been determined to be Totally and Permanently Disabled by the Administrative Committee based on competent medical evidence.

     2.66 "Trust Agreement" means the trust agreement between Levi Strauss
           ---------------
Associates Inc. and the Trustee as a part of the Plan under which the assets of the Plan are managed.

     2.67 "Trust Fund" means the trust fund consisting of the assets of the Plan
           ----------
and maintained by the Trustee under the Plan and Trust Agreement.

     2.68 "Trustee" means the Trustee or Trustees of the Trust Fund.
           -------

     2.69 "Unmarried Partner" means a "partner" who shares a committed
           -----------------
relationship with the Member which has the following characteristics:

          (a) The Member and "partner" live together;

          (b) The Member and "partner" are financially interdependent;

          (c) The Member and "partner" are jointly responsible for each other's common welfare;

          (d) The Member and "partner" consider themselves as life partners; and

          (e) The Member registers his or her partner as an Unmarried Partner with LS&CO.

A "partner" does not include a Member's roommate, sibling, parent or other blood relative. In addition, to qualify as an Unmarried Partner neither the Member or the partner must be Legally Married. A "partner" who satisfies all of the above characteristics will not qualify as an Unmarried Partner until 1 year after the date the Member registers the partner as an Unmarried Partner with LS&CO., unless at the time the Member registers the partner, the Member provides proof that the Member and his or her Domestic Partner have been together in a relationship which satisfies the above requirements for at least 1 year, in which case the partner will qualify as a Domestic Partner on such registration date. The determination of whether a partner qualifies as an Unmarried Partner will be made by the Administrative Committee in its sole and absolute discretion.

     2.70 "Vested Retirement Benefit" means the nonforfeitable Retirement
           -------------------------
Benefit of a Member who has:

          (a) Completed 5 Years of Service;

          (b) Become eligible for benefits under Section 4.1 on account of the attainment of Normal Retirement Age; or

          (c) Become eligible for the Disability Retirement Service provided in
Section 9.1.

The term "Vested Retirement Benefit" also includes a Member's normal retirement benefit earned under the Terminated Plan as of December 30, 1985. If the Plan becomes Top Heavy, a Member's Vested Retirement Benefit will be determined under
Section 26.

     2.71 "Vested Retirement Benefit Payment Date" means the date described in
           --------------------------------------
Section 8 on which the payment of the Member's Vested Retirement Benefit begins.

     2.72 "Year of Service" means a 12 month period of Service in which a Member
           ---------------
has Service under Section 2.58. A Member's Years of Service will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

Years of Service and fractions of such years with respect to a Member who has terminated Service and returns to Service with the Company will be determined under Sections 2.58 and 3.3. Years of Service with respect to an Employee who has terminated Service and returns to Service with the Company will be determined under Sections 2.58 and 3.4.

SECTION 3 MEMBERSHIP AND TRANSFERS.
--------- ------------------------

     3.1 Commencement of Membership. Each Employee who was a Member of the Plan
         --------------------------
as of the Effective Date, will continue to be a member. Each Employee who was not a Member as of the Effective Date, will automatically become a Member in the Plan on the later of the Membership Date next following:

             (a) The first anniversary of the date the Employee's Service commenced; or

             (b) The date on which he or she becomes an Employee.

     The Administrative Committee will take any necessary or appropriate action to enroll each Employee eligible to be enrolled in the Plan under this Section
3. If it is determined that an Employee has for any reason not been timely enrolled in the membership of the Plan, such Employee will be retroactively enrolled to the extent permitted by law.

     3.2 Termination of Membership. A Member's membership in the Plan will end
         -------------------------
upon his or her:

             (a) Termination of Service for the purpose of retirement after his or her Early Retirement Date, Normal Retirement Date or Deferred Retirement Date;

             (b) Death;

             (c) Total and Permanent Disability (unless the Member continues to accrue Service under Section 9.1);

             (d) Termination of employment with the Company; or

             (e) Upon any Break in Service.

The membership of a Member who, without any Break in Service, ceases to be an Employee will not end but no subsequent Service will be treated as Benefit Service unless and until the Member again becomes an Employee.

     3.3 Rehired Members. If a Member who incurs a Break in Service is rehired,
         ---------------
he or she will recommence membership in the Plan and be credited with his or her prior Service under the following paragraph (a) or (b):

             (a) If the Member had a Vested Retirement Benefit at the time of his or her Break in Service or, alternatively, has not incurred a 60 consecutive month Break in Service, then the Member will recommence membership in the Plan on:

                    (i) The date of his or her reemployment, if the Member is rehired as an Employee, or

                    (ii) The date he or she becomes an Employee, if the Member is not rehired as an Employee.

The Member's prior Service will be taken into account for purposes of determining his or her Vested Retirement Benefit under Section 2.70 and years of Benefit Service under Section 2.9.

             (b) If the Member did not have a Vested Retirement Benefit at the time of his or her Break in Service and has incurred a 60 consecutive month Break in Service, then the Member will be considered a new hire and begin Membership in the Plan on the date he or she satisfies the eligibility requirements described in Section 3.1. The Member's prior Service will not be taken into account for purposes of determining his or her Vested Retirement Benefit under Section 2.70 and years of Benefit Service under Section 2.9.

     3.4 Rehired Employees. If an Employee who is not a Member is rehired
         -----------------
following a Break in Service, he or she will begin membership in the Plan and will be credited with his or her prior Service under the following paragraph (a) or (b):

             (a) If the Employee has not incurred a 60 consecutive month Break in Service, the Employee will begin membership in the Plan on the date he or she satisfies the eligibility requirements described in Section 3.1 taking into account his or her prior Years of Service. The Employee's prior Service will also be taken into account for purposes of determining his or her Vested Retirement Benefit under Section 2.70 and years of Benefit Service under Section 2.9.

             (b) If the Employee has incurred a 60 consecutive month Break in Service, the Employee will be considered a new hire and will begin membership in the Plan on the date he or she satisfies the eligibility requirements described in Section 3.1 based on his or her date of rehire without taking into account his or her prior Years of Service. The Employee's prior Service will not be taken into account for purposes of determining his or her Vested Retirement Benefit under Section 2.70 and years of Benefit Service under Section 2.9.

SECTION 4 RETIREMENT DATE.
--------- ---------------

     4.1 Normal Retirement Date. The Normal Retirement Date of a Member will be
         ----------------------
the first day of the month coincident with or next following the date the Member reaches Normal Retirement Age. A Member will have a right to his or her Vested Retirement Benefit upon reaching his or her Normal Retirement Age. Payment of a Member's Normal Retirement Benefit will begin on the last day of the month in which the Member's Normal Retirement Date occurs unless the Member elects to delay the payment of such benefit under Section 4.4. A Member may remain in Service after his or her Normal Retirement Date, in which case the date as of which the Member will be deemed to retire will be determined under Section 4.3. A Member who has been deemed to retire will continue to accrue Benefit Service under the Plan until his or her actual retirement.

     4.2 Early Retirement Date. The Early Retirement Date of a Member who has
         ---------------------
reached Early Retirement Age will be the date specified in his or her written application for Early Retirement Benefits. Such Early Retirement Date will be the first day of a month which is not less than 30 nor more than 90 days following the date the Member files an Early Retirement Benefit application with the Administrative Committee. Payment of a Member's Early Retirement Benefit will begin on the last day of the month in which the Member's Early Retirement Date occurs. Alternatively, a Member who has reached Early Retirement Age may elect to delay the payment of his or her Early Retirement Benefit under Section 4.4.

     4.3 Deferred Retirement Date. The Deferred Retirement Date of a Member who
         ------------------------
remains in Service after his or her Normal Retirement Date will be the first day of the month next following the date of his or her termination of Service. However, a Member will be deemed to retire (and the distribution of the Member's Retirement Benefit will begin) as of the Member's Required Beginning Date whether or not the Member's Service terminates at that time. In addition, a Member who remains in Service after his or her Normal Retirement Date will be deemed to retire on the first day of any calendar month in which he or she is paid (or is entitled to payment) for less than 40 Hours of Service by the Company or an Affiliated Company as provided in Section 6.2. Payment of a Member's Deferred Retirement Benefit will begin on the last day of the month in which his or her Deferred Retirement Date occurs.

     4.4 Postponement of Retirement Benefits. A Member may elect to delay the
         -----------------------------------
payment of his or her Retirement Benefit beyond his or her Early Retirement Age or the last day of the month in which the Member's Normal Retirement Date or Deferred Retirement Date occurs, except as provided by paragraph (a) or (b) below:

             (a) Payment of a Member's Early Retirement Benefit must begin no later than the month which includes his or her Normal Retirement Date; and

             (b) Payment of a Member's Normal Retirement Benefit or Deferred Retirement Benefit must begin no later than the Member's Required Beginning Date.

SECTION 5 RETIREMENT BENEFIT.
--------- ------------------

     5.1 Basic Retirement Benefit. As of any date, the Retirement Benefit of any
         ------------------------
Member payable as of his or her Normal Retirement Date or Deferred Retirement Date will be:

             (a) 2% of the Member's Final Average Compensation multiplied by the Member's Benefit Service not in excess of 25 years, less

             (b) 2% of the Member's Social Security Benefit multiplied by the Member's Benefit Service not in excess of 25 years, plus

             (c) 0.25% of the Member's Final Average Compensation multiplied by the Member's Benefit Service in excess of 25 years.

A Member's Retirement Benefit will be subject to adjustment as provided in Sections 5.2, and 5.3 and, if the Member is a reemployed Member, will be calculated in accordance with Section 5.4.

     5.2 Coordination of Retirement Benefits. The Retirement Benefit of a Member
         -----------------------------------
who was a participant in any plan which is qualified under section 401(a) of the Code and which is maintained by (a) the Company, (b) a corporation acquired by the Company, or (c) under a collective bargaining agreement with the Company or any such corporation, will be reduced by the Equivalent Actuarial Value of any benefits payable from that plan to the Member with respect to any period of the Member's Benefit Service for which benefits are also provided under this Plan. This reduction will not apply to any benefits payable to a Member under the Employee Investment Plan of Levi Strauss Associates Inc. or the Levi Strauss Associates Inc. Employee Long-Term Investment and Savings Plan.

     5.3 Reduction of Retirement Benefit. The Retirement Benefit of a Member who
         -------------------------------
was a member of the Terminated Plan will be reduced by any benefits payable from that plan (including amounts paid through the Annuity Contract purchased by the Terminated Plan) to or with respect to the Member. Similarly, the Retirement Benefit of a Member who was a member of the Pension Plan of Miller Belts, Ltd., Inc. will be reduced by the Equivalent Actuarial Value of any benefits payable from that plan to or with respect to the Member.

     5.4 Retirement Benefit of Certain Reemployed Members. If a Member who does
         ------------------------------------------------
not have a Vested Retirement Benefit and who incurs a Break in Service for any reason returns to Service after incurring a 60 consecutive month Break in Service under Section 3.3(b), then on the Member's later retirement or termination of Service, his or her Retirement Benefit will be based only upon the Member's Benefit Service after his or her return to Service. In all other cases where a Member returns to Service, the Member's Retirement Benefit upon later retirement or termination of Service will be based on his or her total Benefit Service, reduced by the Equivalent Actuarial Value of any benefit payments previously made to him or her (provided this does not decrease his or her Retirement Benefit). See also Section 5.1 concerning the benefit rate applied to a Member's Benefit Service.

SECTION 6 NORMAL RETIREMENT BENEFIT.
--------- -------------------------

     6.1 Payment of Benefits. A Member who retires from Service on his or her
         -------------------
Normal Retirement Date will be entitled to begin receiving Retirement Benefit payments on the last day of the month in which his or her Normal Retirement Date occurs. If the Member could have received a larger Early Retirement Benefit (calculated in accordance with Section 7) under Section 4.2, beginning as of any date which could have been his or her Early Retirement Date, such larger Early Retirement Benefit will be payable to the Member.

     6.2 Termination of Employment after Normal Retirement Age. In the case of a
         -----------------------------------------------------
Member who continues to be employed as an Employee or is reemployed as an Employee after reaching Normal Retirement Age, the Member will be deemed to retire for purposes of the Plan on the first day of any calendar month in which he or she is paid (or is entitled to payment) for less than 40 Hours of Service by the Company or an Affiliated Company, or as of the Member's Required Beginning Date. Payment of the Member's Retirement Benefit will be made as follows:

             (a) In the case of a Member who continues to be employed as an Employee, or in the case of a Member who terminated employment with the Company after reaching Normal Retirement Age but is reemployed before beginning to receive monthly Retirement Benefit payments, payment of the Member's Retirement Benefit will begin (in the form determined under Section 11) as of the last day of the month in which the Member is deemed to retire. If a Member who is deemed to retire under this Section 6.2 does not make a valid election for payment of the Member's Retirement Benefit, the Member's Retirement Benefit will be paid as a 50% Qualified Joint and Survivor Annuity.

             (b) In the case of a Member who is reemployed as an Employee after reaching Normal Retirement Age and beginning to receive monthly Retirement Benefit payments but whose benefits are suspended under Section 13.2, payment of the Member's Retirement Benefit will recommence (in the same form as before the suspension) as of the last day of the month in which the Member is deemed to retire.

Any Member whose Retirement Benefit begins to be paid will be deemed to be reemployed as of the first day of any subsequent calendar month in which he or she is paid (or entitled to payment) for 40 or more Hours of Service, and the Retirement Benefit suspension provisions of Section 13.2 will apply.

SECTION 7 EARLY RETIREMENT BENEFIT.
--------- ------------------------

     7.1 Payment of Early Retirement Benefit. A Member who retires on an Early
         -----------------------------------
Retirement Date under Section 4.2 will be entitled to receive an Early Retirement Benefit under this Section 7.

     A Member who retires on an Early Retirement Date will be entitled to receive the percentage of his or her Retirement Benefit based on the Member's age as of his or her Early Retirement Date as described in the following Table:

                                    Table A
                                    -------

   Age at Member's Early Retirement Date                  Percentage Factor
   -------------------------------------                  -----------------

                   55                                           70%
                   56                                           74%
                   57                                           78%
                   58                                           82%
                   59                                           86%
                   60                                           90%
                   61                                           92%
                   62                                           94%
                   63                                           96%
                   64                                           98%
                   65                                          100%

In applying the above table, the Member's age at his or her Early Retirement Date will be computed to years and completed months and the percentages will be interpolated. Payment of a Member's reduced Early Retirement Benefit will begin on the last day of the month in which the Member's Early Retirement Date occurs.

     If the Administrative Committee determines that a Member who is eligible to retire on an Early Retirement Date has engaged in any act of Misconduct while in Service, the Early Retirement Benefit payable to the Member will be the Equivalent Actuarial Value of his or her accrued Retirement Benefit.

     7.2 Postponement of Early Retirement Benefit. A Member who retires on an
         ----------------------------------------
Early Retirement Date may elect to delay payment of his or her Early Retirement Benefit until the last day of any month following the Member's Early Retirement Date, but no later than the month which includes the first date which could have been the Member's Normal Retirement Date. The early retirement factor to be used to calculate the Early Retirement Benefit of a Member who delays benefit payment is the factor at the Member's age on the date payment of his or her Early Retirement Benefit begins. If a Member makes an election to delay the payment of his or her Early Retirement Benefit and dies before the Annuity Starting Date, a Survivor Annuity will be payable to the Member's Surviving Spouse or Domestic Partner as of the date of the Member's death as described in Section 10.1. The Member may revoke an election to delay the payment of his or her Early Retirement Benefit at any time before the Annuity Starting Date.

SECTION 8 TERMINATION OF SERVICE BEFORE RETIREMENT.
--------- ----------------------------------------

     8.1 Payment of Vested-Retirement Benefits. A Member who has completed 5
         -------------------------------------
Years of Service will have a Vested Retirement Benefit determined in accordance with Section 2.70 as of the date his or her Service terminates. If the Plan becomes Top Heavy, as defined in Section 26, the Member's Vested Retirement Benefit will be determined under Section 26. A Member will have a right to begin receiving payment of his or her Vested Retirement Benefit on the last day of the month in which his or her Normal Retirement Date occurs.

     A Member who, at any time between December 1 and December 30, 1985, was a member of the Terminated Plan and was in Service, will have a vested right to his or her Retirement Benefit earned up to and including December 30, 1985. Other persons, the liabilities of whose benefits were assumed by this Plan, will continue to have the same vested right to benefits that they had in the Terminated Plan (if any).

     8.2 Early Payment of Vested Retirement Benefits. A Member with a right to
         -------------------------------------------
receive his or her Vested Retirement Benefit may elect to begin receiving benefit payments before the Member's Normal Retirement Date. The amount distributable to the Member will equal the percentage of the Member's Retirement Benefit based on the Member's age on the date such benefit payments begin as described in the following Table B:

                                    Table B
                                    -------

         Age at Commencement                             Percentage Factor
         -------------------                             -----------------

                  55                                           42%
                  56                                           45%
                  57                                           49%
                  58                                           53%
                  59                                           58%
                  60                                           63%
                  61                                           69%
                  62                                           76%
                  63                                           83%
                  64                                           91%
                  65                                          100%

Such an election must be received by the Administrative Committee at least 30 days before the date on which benefit payments are to begin. Payment of the Member's Vested Retirement Benefit will begin on the last day of any month before the Member's Normal Retirement Date and on or after his or her 55th birthday.

     8.3 Death Before the Payment of Vested Retirement Benefits. If a Member
         ------------------------------------------------------
with a right to receive his or her Vested Retirement Benefit dies before the Annuity Starting Date, a Survivor Annuity will be payable to the Member's Surviving Spouse or Domestic Partner. The Survivor Annuity will be calculated as of the date of the Member's death under Section 10.2.

     8.4 Limitation on Vested Retirement Benefit Eligibility. If a Member is not
         ---------------------------------------------------
entitled to a benefit or additional Service on account of his or her:

             (a) Normal Retirement Date under Section 6;

             (b) Early Retirement Date under Section 7;

             (c) Total and Permanent Disability under Section 9; or

             (d) Death under Section 10;

then no Retirement Benefit will be payable under the Plan upon the Member's termination of Service unless the Member has completed 5 Years of Service or has a right to a Vested Retirement Benefit under Section 26.

SECTION 9 DISABILITY BEFORE RETIREMENT.
--------- ----------------------------

     9.1 Eligibility for Disability Service. A Member who has at least 5 Years
         ----------------------------------
of Service as of the date the Member becomes Totally and Permanently Disabled and who is receiving disability benefits under the Levi Strauss & Co. Welfare Plan will continue to accrue additional Benefit Service and Years of Service under the Plan.

             (a) Duration of Disability Service. A Member will continue to
                 ------------------------------
accrue Benefit Service and Years of Service under the Plan until the earliest of
                                                                     --------
the date:

                    (i)   The Member is no longer Totally and Permanently
     Disabled;

                    (ii)  The Member elects an Early Retirement Date;

                    (iii) The Member reaches his or her earliest Normal Retirement Date; or

                    (iv) Disability benefits are no longer payable to the Member under the Levi Strauss & Co. Welfare Plan.

However, if the Administrative Committee determines that the Member engaged in any act of Misconduct while in Service, he or she will not be entitled to accrue additional Service under this Section 9.1 or any other provision of the Plan. The Retirement Benefit of a Member who is Totally and Permanently Disabled who engages in an act of Misconduct will be determined based on the Member's Benefit Service as of the date the Member became Totally and Permanently Disabled, as provided in Section 8.

             (b) Payment of Retirement Benefit. Payment of the Retirement
                 -----------------------------
Benefit of a Member who accrues additional Service under this Section 9.1 will begin in accordance with Section 7, if the Member elects an Early Retirement Date, or if the Member does not elect an Early Retirement Date, in accordance with Section 6 when the Member reaches his or her Normal Retirement Date. The Member's Final Average Compensation, as determined by the Committee, at the onset of his or her Total and Permanent Disability will be the Member's Final Average Compensation for purposes of the Plan.

             (c) Form of Retirement Benefit. The Retirement Benefit of a Member
                 --------------------------
who is Totally and Permanently disabled may be paid in any of the forms of benefit provided in Section 11.3. However, if the Member is legally married such benefit must be paid in the form of a Qualified Joint and Survivor Annuity unless the Member elects otherwise with the written consent of his or her spouse under Section 12.1. If the Member dies before the Annuity Starting Date, his or her Surviving Spouse or Domestic Partner will be entitled to receive a Survivor Annuity under Section 10.

     9.2 Forfeiture of Disability Service. If a former Member who has completed
         --------------------------------
at least 5 Years of Service and is otherwise entitled to Disability Service under Section 9.1 fails to provide all information reasonably requested by the Administrative Committee, or if the Administrative

Committee determines that the Member has engaged in any act of Misconduct while in Service, no additional Disability Service will be credited to the Member under Section 9.1.

SECTION 10 DEATH BENEFITS.
---------- --------------

     10.1  Survivor Annuity. This Section 10 will govern the payment of
           ----------------
Retirement Benefits, if any, if the Member dies before the Annuity Starting Date. Section 11 will govern the payment of Retirement Benefits, if any, if the Member dies on or after the Annuity Starting Date.

     10.2  Amount of Survivor Annuity. A Survivor Annuity will be payable to the
           --------------------------
Surviving Spouse or Domestic Partner of a Member who dies with a Vested Retirement Benefit before the Annuity Starting Date. The Survivor Annuity will provide the Surviving Spouse or Domestic Partner with a monthly benefit calculated as follows:

           (a) If the Member dies before the earlier of his or her Early Retirement Age or Normal Retirement Age, the Surviving Spouse or Domestic Partner will receive a monthly benefit equal to the monthly benefit the Surviving Spouse or Domestic Partner would have received if the Member:

                 (i) Separated from Service on the date of his or her death (unless the Member had separated from Service before his or her death, in which case the Member's actual date of separation from Service will be used);

                 (ii) Survived until the earliest age the Member could have begun receiving benefit payments under the Plan;

                 (iii) Elected to receive a 50% Qualified Joint and Survivor Annuity, with his or her Surviving Spouse or Domestic Partner as contingent annuitant, beginning on the earliest age the Member could have begun receiving benefit payments under the Plan; and

                 (iv)  Died on the day after such annuity became effective.

Such benefit will be calculated using the factors listed in Table B in Section
8. Benefit payments to the Surviving Spouse or Domestic Partner will begin on the last day of the month following the later of the date the Member would have
                                        -----
reached age 55 or the month in which the Member dies.

           (b) If the Member dies after the earlier of his or her Early Retirement Age or Normal Retirement Age, the Surviving Spouse or Domestic Partner will receive a monthly benefit equal to the monthly benefit the Surviving Spouse or Domestic Partner would have received if the Member had retired on the first day of the month coincident with or next following the date of the Member's death with a 50% Qualified Joint and Survivor Annuity, with his or her Surviving Spouse or Domestic Partner as contingent annuitant. The payments to the Surviving Spouse or Domestic Partner will begin no later than the last day of the month following the date of the Member's death.

Neither the Member nor the Surviving Spouse nor the Domestic Partner may waive the Survivor Annuity.

     10.3 Entitlement to Death Benefit. No death benefit will be payable under
          ----------------------------
the Plan with respect to a Member who dies without both a Vested Retirement Benefit and a Surviving Spouse or Domestic Partner.

SECTION 11 METHOD OF PAYMENT.
---------- -----------------

     11.1  Normal Form of Benefit for Married Members. The normal form of
           ------------------------------------------
benefit for a Member who is Legally Married on the Annuity Starting Date is a "Qualified Joint and Survivor Annuity." The term "Qualified Joint and Survivor Annuity" means a benefit providing a reduced monthly annuity for the life of the Member, ending with the payment due on the last day of the month in which the Member died, and, if the Member dies leaving a Surviving Spouse described in
Section 2.62, a survivor annuity, in an amount equal to either 50% or 100% (as elected by the Member) of the monthly annuity payable to the Member, for the life of the Surviving Spouse, beginning on the last day of the month following the month in which the Member dies and ending with the payment due on the last day of the month in which the Surviving Spouse dies. A Member who has a Domestic Partner on the Annuity Starting Date may elect to receive a survivor annuity with his or her Domestic Partner as the Beneficiary under Section 11.3(b). See
Section 12.4(b) for cases where the Member dies after the Annuity Starting Date but before his or her first Retirement Benefit payment.

     11.2  Normal Form of Benefit for Single Members. The normal form of benefit
           -----------------------------------------
for a Member who does not have a Surviving Spouse on the Annuity Starting Date is a "Straight Life Annuity." The term "Straight Life Annuity" means a benefit providing a monthly annuity for the life of the Member ending with the payment due on the last day of the month in which the Member dies.

     11.3  Optional Forms Of Benefit. Instead of the annuity otherwise payable
           -------------------------
to the Member under Sections 11.1 or 11.2, a Member may elect to receive the Equivalent Actuarial Value of any benefit to which he or she is entitled under the Plan in one of the following forms:

           (a) Straight Life Annuity: The Member may elect to receive a monthly
               ---------------------
annuity payable to the Member for his or her life, ending with the payment due on the last day of the month in which the Member dies.

           (b) Survivorship Options: The Member may elect to receive a reduced
               --------------------
monthly annuity payable for the Member's life, and, after his or her death, a monthly survivor annuity in the same amount (a "100% survivor annuity") or 1/2 of such amount for the life of the Beneficiary. However, no 100% survivor annuity will be payable unless the Beneficiary is the Member's Surviving Spouse or the Beneficiary is no more than 10 years younger than the Member. If the Member's Beneficiary dies before benefit payments begin, the Survivorship Option elected by the Member will automatically be cancelled and the Member's Retirement Benefit will be paid in the normal form specified in Section 11.1 or 11.2, as appropriate, unless the Member elects another optional form of benefit under Section 12.1.

           (c) 10-Year Certain and Life Option: The Member may elect to receive
               -------------------------------
a reduced monthly annuity payable for the Member's life. If the Member dies before receiving 120 monthly payments, monthly payments will continue to the Beneficiary designated by the Member (or, in the event of the Beneficiary's death, to the Beneficiary's estate) until a total of 120 payments have been received by the Member and Beneficiary (or the Beneficiary's estate). Payments under the 10-Year Certain and Life Option may not be made over a period exceeding the life expectancies of the Member and the Beneficiary, as determined under section 72(t) of the Code.

     If the Member's Beneficiary dies before benefit payments begin, the 10-Year Certain and Life Option selected by the Member will automatically be cancelled and the Member's benefit will be paid in the normal form of benefit specified in
Section 11.1 or 11.2, as appropriate, unless the Member elects another optional form of benefit under Section 12.1.

          (d) Direct Transfer Option. Effective for single sum distributions
              ----------------------
made on and after January 1, 1993, the Member may elect to have his or her Retirement Benefit directly transferred to a plan qualified under section 401(a) of the Code which accepts direct transfer contributions, an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract), or an annuity plan described in section 403(a) of the Code; provided that such single sum distribution exceeds $200 and otherwise qualifies for transfer pursuant to section 401(a)(31) of the Code.

     The Administrative Committee will provide each eligible Member with notice of the direct transfer option as required by section 402(f) of the Code (the "Section 402(f) Notice") at least 90 days and not less than 30 days before the Annuity Starting Date. The Member will have at least 30 days after the Section 402(f) Notice is provided to elect to have his or her Retirement Benefit paid in the form of a direct transfer. The Member may elect to waive this 30 day election period by affirmatively electing, before the expiration of the 30 day period, to have his or her Retirement Benefit paid in the form of a direct transfer. If the Member makes such an election, no other benefits will be payable from the Plan to the Member and his or her Beneficiary.

     The interest rate specified in Section 25 will be used for determining a single sum of Equivalent Actuarial Value of the Member's Retirement Benefit.

     11.4 Limitation on Optional Forms of Benefit. No election or revocation of
          ---------------------------------------
an election of an optional form of benefit may be made that would result in payments to any person of less than $10 per month, and any annuity amounting to less than $10 per month may be paid in quarterly or semiannual installments. If this Section 11.4 is applicable to a Member, any references to monthly benefits which would otherwise apply to the Member will be modified to reflect that the Member is receiving quarterly or semiannual installments, as applicable.

     11.5 Mandatory Cash Out of Benefits Less than $3,500. If the Equivalent
          -----------------------------------------------
Actuarial Value of a Member's Retirement Benefit is $3,500 or less, such Equivalent Actuarial Value will be paid to the Member in a single sum. Such single sum will be paid as soon as practicable after the Member's Service terminates instead of any other payments under the Plan. No single sum distribution will be made to a Member or to a Member's Surviving Spouse after the Annuity Starting Date. Alternatively, effective with respect to single sum distributions in excess of $200 made on and after January 1, 1993, the Member may elect to have such distribution made in the form of a direct transfer as described in Section 11.3(d).

     The interest rate specified in Section 25 will be used for determining a single sum Equivalent Actuarial Value of the Member's Retirement Benefit.

     11.6 Reduction of Benefits. If a Member who has received a single sum
          ---------------------
distribution under Section 11.5 returns to Service, his or her Retirement Benefit will be based on his or her total Benefit Service but will be reduced by the amount of the prior single sum distribution. Such subsequent Retirement Benefit, if any, will be paid in the form determined under Section 12.4.

SECTION 12 BENEFIT ELECTIONS.
---------- -----------------

     12.1 Election of Optional Forms of Benefits. A Member whose Retirement
          --------------------------------------
Benefit is otherwise payable under the normal form described in Section 11.1 or
Section 11.2 may elect in writing to receive his or her benefit under one of the optional forms of benefit described in Section 11.3 during the Election Period specified in Section 12.3.

     12.2 Written Explanation and Election Form. Not more than 90 days and at
          -------------------------------------
least 30 days before the Annuity Starting Date, the Administrative Committee will provide an election form for purposes of electing an optional form of benefit under the Plan as well as a written explanation of the terms, conditions and effects of such election to each active Member and each separated Member with a Vested Retirement Benefit whose benefit payments have not yet begun.

     The written explanation will contain:

          (a) A description of the Qualified Joint and Survivor Annuity and Straight Life Annuity described in Section 11.1 and Section 11.2;

          (b) Notice of the Member's right to waive the Qualified Joint and Survivor Annuity or Straight Life Annuity by electing an optional form of benefit;

          (c) A description of the different optional forms of benefit described in Section 11.3;

          (d) Notice of the requirement that the Member's spouse must consent to the Member's waiver of the Qualified Joint and Survivor Annuity and election of an optional form of benefit;

          (e) Notice of the Member's right to revoke the waiver of the Qualified Joint and Survivor Annuity or Straight Life Annuity and election of an optional form of benefit during the Election Period specified in Section 12.3;

          (f) A general explanation of the financial effect of election of each of the optional forms of benefit; and

          (g) Notice that the Member may request an explanation of the specific financial effect, in terms of monthly payments, on the Member's benefit of making an election.

     If the Member requests a written explanation of the specific financial effect of electing an optional form of benefit under the Plan during the Election Period, such explanation will be provided to the Member within 30 days of the date of his or her request. Alternatively, the Administrative Committee may in its discretion, before a request by a Member, include the written explanation of the specific financial effect of electing an optional form of benefit under the Plan in the explanatory notice described above.

     12.3 Applicable Election Period and Form of Election. The Election Period
          -----------------------------------------------
will begin on the date the Administrative Committee provides the Member with the written explanation of the optional forms of benefit under the Plan described in
Section 12.2 and generally will end on the earlier of:
                                           -------

          (a) The date of the Member's death; or

          (b) The later of:

               (i)  The Member's Annuity Starting Date; or

               (ii) 90 days after the date that such written explanation is furnished.

However, if the Member requests a written explanation of the specific financial effect of electing an optional form of benefit under the Plan under Section 12.2, the Election Period will end on the earlier of (i) the date of the
                                          -------
Member's death or (ii) 90 days after the date that such written explanation is furnished.

     During the Election Period, any election not to take payment in the normal form of benefit provided in Section 11.1 and Section 11.2 will be revocable. After the expiration of the Election Period, any election made will be irrevocable, and the Member will not be entitled to make an election if no election has been made. A Member may elect to begin receiving monthly benefit payments before the expiration of the Election Period. If the Member is Legally Married and elects to receive his or her Retirement Benefit in a form other than the Qualified Joint and Survivor Annuity, such election will not be effective without the written consent of his or her spouse. A Member who elects to begin receiving monthly benefit payments before the expiration of the Election Period may, nevertheless, elect to change his or her benefit election, and elect another optional form of benefit during the remainder of the Election Period. If a Member makes such an election, his or her Retirement Benefit will begin being paid in the new optional benefit form as soon as practicable after the Administrative Committee receives the Member's benefit election.

     If a Legally Married Member elects to receive his or her Retirement Benefit in a form other than the Qualified Joint and Survivor Annuity specified in
Section 11.1 and/or designates a person other than his or her spouse as his or her contingent annuitant, the election or designation will be effective only if consented to by the Member's spouse. The consent must:

          Be in writing;

          Acknowledge the effect of the election and/or designation and the spouse's consent thereto;

          Be witnessed by a notary public; and

          Be delivered to the Administrative Committee.

No spousal consent will be required if the Administrative Committee determines to its satisfaction that the spouse cannot be located or that there exist such other circumstances preventing such consent that may be prescribed in applicable Regulations or rulings issued by the IRS. The Administrative Committee may determine a Member's marital status in accordance with such reasonable procedures as it may adopt from time to time.

     If an active or separated Member's spouse or contingent annuitant dies before payment of the Member's Retirement Benefit begins and the Member elected a contingent annuitant option under Section 11.3, such form of benefit will be automatically cancelled and the Member will be deemed not to have selected an optional form of benefit (if an optional contingent annuitant benefit was elected). The Member may later elect an optional form of benefit if the election is timely made. Each Member may (with the written consent of his or her spouse if the Member is Legally Married) change any election of a form of benefit by executing a new election in accordance with this Section 12 until the expiration of the Election Period.

     12.4 Special Circumstances Governing Elections. The following paragraphs
          -----------------------------------------
govern the election of optional forms of benefit under the Plan.

          (a) Death Before Annuity Starting Date. If a Member who is Legally
              ----------------------------------
Married or who has a Domestic Partner dies before the Annuity Starting Date and before the beginning of the Election Period, his or her Surviving Spouse or
------
Domestic Partner, as applicable, will be entitled to receive a Survivor Annuity under Section 10 of the Plan. If a Member who is Legally, Married dies before the Annuity Starting Date but during the Election Period after electing (with the written consent of his or her spouse) to waive the Qualified Joint and Survivor Annuity, the Member's spouse will nevertheless be entitled to receive a Survivor Annuity under Section 10 of the Plan. Similarly, if a Member who has a Domestic Partner dies before the Annuity Starting Date but during the Election Period after electing to waive the Straight Life Annuity, the Member's Domestic Partner will nevertheless be entitled to receive a Survivor Annuity under
Section 10 of the Plan.

          (b) Death on or After Annuity Starting Date. If a Member who is
              ---------------------------------------
Legally Married dies on or after the Annuity Starting Date, the Member's
                     -----------
Retirement Benefit will be paid to his or her Surviving Spouse in the form of a Qualified Joint and Survivor Annuity under Section 11.1, unless the Member elected an optional form of benefit (with his or her spouse's consent). Conversely, if the Member delays the payment of his or her Retirement Benefit beyond the Annuity Starting Date and dies on or after the Annuity Starting Date after having elected an optional form of benefit, the Member's benefit will be paid under the terms of that election upon his or her death. The Member's election and the spouse's consent must comply with the requirements of Section 12.3.

     If a Member who has a Domestic Partner dies on or after the Annuity
                                                 -----------
Starting Date, no Retirement Benefit will be payable to his or her Domestic Partner unless the Member elected an optional form of benefit which provides for such payment. Conversely, if a Member who has a Domestic Partner delays the payment of his or her Retirement Benefit beyond the Annuity Starting Date and dies on or after the Annuity Starting Date after electing an optional form of benefit, the Member's Retirement Benefit will be paid under the terms of that election upon his or her death.

          (c) Reemployed Members. If a Member is reemployed by the Company after
              ------------------
his or her Normal Retirement Date, Deferred Retirement Date or Vested Retirement Benefit Payment Date described in Section 8.1 and the Member's Retirement Benefit payments are suspended under Section 13.2(a) or Section 13.2(b), the Administrative Committee will not be required to provide the Member with a written explanation of the optional forms of benefit payable under the Plan nor obtain a new benefit election and spousal consent upon the Member's later termination of Service or the resumption of benefit payments under Section 13.2(a) or Section 13.2(b). Rather, upon the Member's later termination of Service, or upon the later resumption of benefit payments, his or her benefit (as adjusted under Section 13.2(d) after the Member's reemployment) will recommence in the form in which they were being paid before the suspension of such benefit payments under Section 13.2.

     If a Member is reemployed by the Company after his or her Early Retirement Date or Vested Retirement Benefit Payment Date described in Section 8.2 and the Member's Retirement Benefit payments are suspended under Section 13.2(a) or
Section 13.2(b), the Member's prior benefit election will automatically be cancelled and of no effect. Upon the Member's later termination of Service, the Administrative Committee will provide the Member with the written explanation of the optional forms of benefit payable under the Plan and obtain a new benefit election and spousal consent, if the Member is Legally Married. Upon the Member's later termination of Service, his or her Retirement Benefit (as adjusted under Section 13.2(d) after the Member's reemployment) will be paid in the form in which the Member elects under Section 13.2.

          (d) Reemployment After Cashout. If a Member is reemployed by the
              --------------------------
Company after receiving a mandatory cash out of his or her Retirement Benefit under Section 11.5, then any additional Retirement Benefit payable to the Member upon his or her later termination of Service will be subject to the terms and conditions of Section 10, regarding the Survivor Annuity, and Section 11, regarding the Qualified Joint and Survivor Annuity. Accordingly, if the Member is Legally Married or has a Domestic Partner and dies before the Annuity Starting Date, the Member's Retirement Benefit will be paid in the form of a Survivor Annuity. If the Member is Legally Married and dies on or after the Annuity Starting Date, the Member's Retirement Benefit will be paid in the form of a Qualified Joint and Survivor Annuity, unless such annuity is waived, with the consent of the Member's spouse. If the Member has a Domestic Partner and the Member dies on or after the Annuity Starting Date, no Retirement Benefit will be payable under the Plan, unless the Member has elected an optional form of benefit under Section 12.3.

     If the Equivalent Actuarial Value of a Member's Retirement Benefit, is $3,500 or less as of the date of the Member's separation from Service, such benefit will be paid in the form of a single sum under Section 11.5.

SECTION 13 PAYMENT AND SUSPENSION OF BENEFITS.
---------- ----------------------------------

     13.1 Payment of Benefits. Payment of a Member's Retirement Benefit will
          -------------------
begin not later than the earlier of:
                         -------

          (a) 60 days after the last to occur of:
                                ----

                  (i) The last day of the Plan Year in which the Member reaches age 65;

                  (ii) The last day of the Plan Year in which the Member separates from Employment with the Company; or

                  (iii) The last day of the Plan Year which contains the 10th anniversary of the date the Member began membership in the Plan; or

          (b) The Required Beginning Date.

     If a Member or former Member dies before his or her entire Retirement Benefit has been distributed, such benefit will become payable in full not later than 5 years following the date of the Member's death. However, if benefit payments have begun and will be made to the Member over a period not extending beyond the life expectancy of the Member or the joint lives or joint life expectancy of the Member and the Member's Beneficiary, any remaining benefit may be paid over a period not extending beyond the payment period elected by the Member and in effect at his or her death. The preceding requirements will be satisfied if the Member's benefit is to be paid over the life or life expectancy of the Beneficiary in accordance with Regulations issued by the IRS and the payment of such benefit begins no later than (i) 1 year after the death of the
                                  -----
Member, or (ii) if the Member's Surviving Spouse is the designated Beneficiary, the date the Member would have attained age 70-1/2. If the Surviving Spouse of the Member dies before the complete payment of the Member's Retirement Benefit, the remainder of such benefit may be paid to the Surviving Spouse's designated beneficiary as if the Surviving Spouse were a Member.

     All Retirement Benefit payments will be made in accordance with the minimum distribution and incidental benefit requirements of section 401(a)(9) of the Code which require generally that certain minimum amounts be distributed to the Member each calendar year, beginning with the calendar year in which the Member's Required Beginning Date falls, in order to assure that certain minimum amounts be paid to the Member and that only "incidental" benefits be provided to the Member's Beneficiaries. Any distribution option required by section 401(a)(9) of the Code will override and supersede any inconsistent distribution options provided for in the Plan.

     13.2 Suspension of Benefits. A Member who is reemployed by the Company
          ----------------------
after his or her Retirement Date will be subject to the following benefit suspension provisions.

          (a) Reemployment as Employee. If a Member who is receiving monthly
              ------------------------
benefit payments on account of his or her Normal Retirement, Deferred Retirement or Vested Retirement Benefit Payment Date described in Section 8.1 is reemployed by the Company as an Employee, such monthly benefit payments will be suspended upon the Member's reemployment.

Such monthly benefit payments will recommence (in the form in which they were being paid before the suspension) upon the earlier of (i) the date the Member
                                           -------
terminates Service, or (ii) any month during which the Member is credited with less than 40 Hours of Service.

     If a Member who is receiving monthly benefit payments on account of his or her Early Retirement or Vested Retirement Benefit Payment Date described in
Section 8.2 is reemployed by the Company as an Employee, such monthly benefit payments will be suspended upon the Member's reemployment. Such monthly benefit payments will recommence (in the form elected by the Member under Section 12) upon the Member's subsequent termination of Service.

          (b) Reemployment as a Casual Employee. If a Member who is receiving
              ---------------------------------
monthly benefit payments on account of his or her Normal Retirement, Deferred Retirement or Vested Retirement Benefit Payment Date described in Section 8.1 is reemployed by the Company as a Casual Employee, such monthly benefit payments will be suspended after the Member completes 950 Hours of Service during a Rehire Anniversary Year. Such suspension will be effective for each month in which the Member is credited with at least 40 Hours of Service. Such monthly benefit payments will recommence during each succeeding Rehire Anniversary Year and will continue to be paid (in the same form as they were before the suspension) until the Member again completes 950 Hours of Service, in which case such benefit payments will be suspended.

     If a Member who is receiving monthly benefit payments on account of his or her Early Retirement or Vested Retirement Benefit Payment Date described in
Section 8.2 is reemployed by the Company as a Casual Employee, such monthly benefit payments will be suspended after the Member completes 950 Hours of Service during a Rehire Anniversary year. Such benefit payments will not recommence until the Member's termination of Service. At such time, the Member's Retirement Benefit will be paid in the form elected by the Member under Section 12.

          (c) Limitations on Benefit Suspension. If a Member or former Member is
              ---------------------------------
reemployed by the Company after reaching age 70-1/2, his or her monthly benefit payments, if any, will continue. In addition, if a Member who is reemployed after his or her Retirement Date continues in Service after his or her Required Beginning Date, the Member will be deemed to have terminated Service for purposes of this Section 13 and Section 12.4 as of his or her Required Beginning Date.

          (d) Benefit Service While Reemployed. A Member described in any of the
              --------------------------------
preceding paragraphs who is reemployed by the Company as an Employee or as a Casual Employee will be credited with a full month of Benefit Service for every calendar month in which he or she is credited with at least 1 Hour of Service or in which he or she otherwise has Service. However, any additional Retirement Benefit the Member would accrue as a result of being credited with Benefit Service under this Section 13.2, will be offset by the monthly benefits distributed to the Member. Such offset will not reduce the Member's monthly benefit payments below the amount the Member was receiving on account of his or her earlier termination of employment. Such offset will be made for a Member who is reemployed by the Company after his or her Normal Retirement, Deferred Retirement or Vested Retirement Benefit Payment Date described in Section 8.1 for each month the Member is engaged in "Section 203(a)(3)(B) Service," as defined in the Act. A Member will be engaged in Section 203(a)(3) (B) Service during any month in which he or she is credited with at least 40 Hours of Service.

Such offset will be made for a Member who is reemployed by the Company after his or her Early Retirement or Vested Retirement Benefit Payment Date described in
Section 8.2 for each month of the Member's reemployment. Any additional Retirement Benefit earned by the Member will be paid in the form provided by
Section 12.4.

          (e) Retiree Coordinators. If a Member retires and is reemployed by the
              --------------------
Company as a Retiree Coordinator, he or she will continue to receive monthly Retirement Benefits, if any, and will not resume membership in the Plan while so employed.

SECTION 14 MAXIMUM AMOUNT OF RETIREMENT BENEFIT.
---------- ------------------------------------

     14.1 Scope of Limitations on Benefits. The provisions of this Section 14
          --------------------------------
will govern the following benefits:

          (a) Any annuity payable to a Member for life as part of a Qualified Joint and Survivor Annuity or as part of a Survivorship Option elected by the Member under Section 11.3 and having the effect of a "qualified joint and survivor annuity" within the meaning of section 417 of the Code;

          (b) Any Straight Life Annuity payable to a Member under Section 11.2 or 11.3; and

          (c) Any other Survivorship Option or other option elected by a Member under Section 11.3 (including both the annuity payable to the Member and any other annuity or benefit payable).


     14.2 Basic Limitations on Benefits. The benefits to which Section 14 is
          -----------------------------
applicable may not exceed the Equivalent Actuarial Value of a Qualified Joint and Survivor Annuity or Straight Life Annuity in an annual amount equal to the lesser of:
------

          (a) The $90,000 limitation in effect under section 415(b)(1)(a) of the Code (as adjusted to take into account changes in the cost-of-living under any Regulations or rulings of the IRS) (the "$90,000 Limitation"); or

          (b) 100% of the Member's High-3 Year Average Compensation (the "Compensation Limitation"), subject, however, to the following provisions of this Section 14.

     If a Member's benefit would exceed the above limitation, then the Member's benefit will be reduced as necessary. However, the Member's benefit will in no event be reduced below the amount of such benefit as of November 27, 1983, determined under the Terminated Plan (including its benefit limitations) as then in effect.

     14.3 Adjustments to Limitations. The $90,000 Limitation and Compensation
          --------------------------
Limitation will be subject to the following provisions:

          (a) Benefits Payable to Former Members. In the case of a Member who
              ----------------------------------
has separated from Service, the $90,000 Limitation will be adjusted annually to reflect changes in the cost-of-living under any Regulations or rulings issued by the IRS.

          (b) Early Payment Adjustment. If benefits become payable to a Member
              ------------------------
before he or she reaches the Social Security Retirement Age but on or after the date on which the Member reaches age 62, the $90,000 Limitation will be reduced by .00556 for each of the first 36 months and by .00417 for each additional month by which the Member's benefit commencement date precedes his or her Social Security Retirement Age. If benefits become payable before the Member reaches age 62, the $90,000 Limitation will be reduced as provided in the preceding sentence until age 62 and will be further reduced for each month by which the benefit commencement date precedes the Member's 62nd birthday. In adjusting the $90,000 Limitation for the payment of benefits before age 62, the interest rate used will be the greater of 5% per annum or the rate used for determining actuarial reductions for Early payment of benefits described in Section 25 of this Plan.

          (c) Delayed Payment Adjustment. If benefits become payable to a Member
              --------------------------
after he or she reaches the Social Security Retirement Age, the $90,000 Limitation will be adjusted, using an interest assumption not greater than the lesser of 5% or the post-retirement interest rate used for making Equivalent Actuarial Value determinations under the Plan, so that it has an Equivalent Actuarial Value to a $90,000 benefit beginning at the Social Security Retirement Age. Such limitation may not exceed the Compensation Limitation.

          (d) Service and Membership Reductions. If the Member has completed
              ---------------------------------
less than 10 Years of Plan membership and/or less than 10 Years of Service (including fractional parts of a year), the $90,000 Limitation will be reduced by multiplying it by a fraction, the numerator of which is the number of years of Plan membership of the Member and the denominator of which is 10, and the Compensation Limitation will be multiplied by a fraction the numerator of which is the number of Years of Service of the Member and the denominator of which is
10. As provided in Sections 2.58 and 2.72, Years of Service which would be counted under the Terminated Plan will be counted under this Plan but the same period will be counted only once.

     14.4 Minimum Benefit. The $90,000 Limitation and Compensation Limitation
          ---------------
will not apply if:

          (a) The annual benefits payable under all defined benefit plans maintained by the Company or an Affiliated Company with respect to the Member does not exceed $1,000 multiplied by the Member's Years of Service (not to exceed 10); and

          (b) The Member has not participated in any defined contribution plan (within the meaning of section 414(i) of the Code) maintained by the Company or an Affiliated Company.

     14.5 TRA 86 Protected Benefits. If on or before the first day of the first
          -------------------------
Plan Year beginning after December 31, 1986 (November 30, 1987), a Member was a participant in 1 or more defined benefit plans maintained by the Company or an Affiliated Company which were in existence on May 6, 1986, and that met the applicable requirements of section 415 of the Code for all prior Plan Years, the $90,000 Limitation will equal the greater of the amount specified in Section 14.2(a), as adjusted under the preceding paragraphs of this Section 14, or the Member's Retirement Benefit at the close of the last Plan Year beginning on or before December 31, 1986, calculated as if the Member had terminated employment on the last day of said Plan Year. In calculating a Member's Retirement Benefit for purposes of the preceding sentence, the Administrative Committee will disregard changes in the terms and conditions of the Plan and cost-of living adjustments occurring after May 5, 1986.

     14.6 Multiple Plans. The Administrative Committee will, to the extent
          --------------
required by the Act and the Code and in accordance with the Regulations, apply the $90,000 Limitation and

Compensation Limitation by taking into account the benefits payable and the contributions made under any other plans maintained by the Company or Affiliated Company which are qualified under section 401(a) of the Code. If such other plan is a defined contribution plan, then the sum of the "defined benefit plan fraction" (as defined in section 415(e)(2) of the Code) and the "defined contribution plan fraction" (as defined in section 415(e)(3) of the Code) may not exceed 1. In any case where the combined fraction is in excess of 1, then the Retirement Benefit payable under this Plan will be reduced (but not below the Member's Retirement Benefit as of the last day of the Plan Year beginning before January 1, 1987). The reduction will be of sufficient amount to eliminate the excess over the combined maximum.

     If the Plan becomes Top Heavy and, therefore, subject to the provisions of
Section 26, then for purposes of determining the "defined benefit plan fraction" and the "defined contribution plan fraction," a factor of 100% will be substituted for the factor of 125% used in calculating the denominators of such fractions, unless both of the following conditions are satisfied:

          (a) The Plan is not Super Top Heavy as defined in Section 26 of the Plan; and

          (b) The contributions and benefits on behalf of all Participants other than Key Employees meet the requirements of section 416(h) of the Code.

     14.7 Special Limitations on Benefits. The annual Retirement Benefit
          -------------------------------
payments to a Member who is among the 25 highest Highly Compensated Employees and highest Highly Compensated Former Employees will be restricted to an amount equal to the payments that would be made on behalf of the Member under a single life annuity that is the Equivalent Actuarial Value of the Member's Retirement Benefit under the Plan. The above restrictions will not apply, however, if one
                                                                           ---
of the following conditions is met:

          (a) After payment to a Member described in the preceding paragraph of all of his or her "benefits" under the Plan, the value of the Plan assets equals or exceeds 110% of the value of current liabilities as defined in section 412(l)(7) of the Code; or

          (b) The value of "benefits" for a Member described in the preceding paragraph is less than 1% of the value of current liabilities; or

          (c) The value of "benefits" payable to the Member under the Plan does not exceed the amount described in section 411(a)(11)(A) of the Code regarding the restrictions on mandatory single sum distributions of less than $3,500.

"Benefits" include any periodic income, any withdrawal values payable to a living Member, and any death benefits not provided for by insurance on the Member's life.

SECTION 15 BENEFICIARIES.
---------- -------------

     If no Beneficiary designation is in effect under Section 11.3 at the time of a Member's death, or if no designated Beneficiary survives the Member, the payment of the Member's Vested Retirement Benefit, if any, will be made to the following persons in the order listed:

          (a) To the Member's Surviving Spouse, if any;

          (b) If the Member has no Surviving Spouse, then to his or her children;

          (c) If the Member has no living children, then to his or her parents;

          (d) If the Member has no living parents, then to his or her brothers and sisters; or

          (e) If the Member has no living brothers and sisters, then to his or her estate.

The Administrative Committee will, in its sole and absolute discretion, determine the right of such persons to receive the benefit payable with respect to a Member, if any. If the Administrative Committee is in doubt as to the right of any person to receive such amount, the Administrative Committee may direct the Trustee to retain such amount, without liability for any interest on such amount, until the rights to such amount are determined, or, alternatively, may direct the Trustee to pay such amount into any court of appropriate jurisdiction and such payment will be a complete discharge of the liability of the Plan and the Trust Fund.

SECTION 16 FUNDING AND CONTRIBUTIONS.
---------- -------------------------

     16.1 Contributions. Subject to the provisions of Sections 19 and 20 of this
          -------------
Plan, the Company will contribute to the Trust Fund, for each Plan Year, the amount required by the Act and the Code. The Investment Committee will arrange for the establishment and maintenance of such funding accounts as are required by the Act and the Code.

     16.2 Actuarial Assumptions. The Administrative Committee will adopt and may
          ---------------------
change from time to time the actuarial assumptions and methods that are recommended by the Actuary for purposes of making actuarial valuations for the Plan. At such times as may be required by the Act or the Code or requested by the Administrative Committee, the Actuary will make an actuarial valuation of the Plan, including such calculations as may be necessary to determine whether the Plan is adequately funded, will estimate the contributions required under
Section 16.1 and will report the results of its valuation to the Administrative Committee. Before the termination of the Plan, forfeitures of benefits arising from a Member's termination of Service, death or any other reason will not be applied to increase the benefit that any Member would otherwise be entitled to receive under the Plan, but may be anticipated in estimating costs and will be applied to reduce the Company's contributions under the Plan.

     16.3 Trust Fund. All monies, securities or other property received as
          ----------
contributions under the Plan will be delivered to the Trustee under the Trust Fund, to be managed, invested, reinvested and distributed in accordance with the Plan, the Trust Agreement, and any agreement with an insurance company or other financial institution constituting a part of the Plan and Trust Agreement.

     16.4 Expenses of the Plan. The expenses of administering the Plan may be
          --------------------
paid out of the Trust Fund if the Participating Companies do not pay such expenses directly in such proportions as determined by the Administrative Committee. The administrative expenses include but are not limited to:

          (a) The premiums for termination insurance payable to the PBGC;

          (b) The fees and expenses of any employee and of the Trustee for the performance of their duties under the Trust Agreement;

          (c) The expenses incurred by the members of the Administrative Committee and of the Investment Committee in the performance of their duties under the Plan (including reasonable compensation for any legal counsel, certified public accountants and actuaries and any outside agents and cost of services provided with respect to the Plan); and

          (d) All other proper charges and disbursements of the Trustee or the members of the Administrative Committee and of the Investment Committee (including settlements of claims or legal actions approved by counsel to the Plan),

An election by the Participating Companies to pay all or a part of the above expenses directly will not bind the Participating Companies as to their rights to elect, with respect to the same or other expenses, at any other time to have such expenses paid from the Trust Fund or to have the

Trustee reimburse the Participating Companies for expenditures already made. In estimating costs under the Plan, administrative costs may be anticipated.

SECTION 17 ADMINISTRATION OF THE PLAN.
---------- --------------------------

     17.1 Administrative Committee. The Administrative Committee is the "Plan
          ------------------------
Administrator" of the Plan (as such term is used in the Act) and the "Named Fiduciary" (as defined under section 402 of the Act) with respect to the operation and administration of the Plan. The Administrative Committee will employ the Actuary and such certified public accountants as it requires or may deem advisable for the Plan. The Administrative Committee will make rules and regulations and take any other actions to administer the Plan as it may deem appropriate. The Administrative Committee may adopt periods in which advance notice required under the Plan must be given and will communicate such periods to Employees. The Administrative Committee will have sole discretion to interpret the terms of the Plan and to determine eligibility for benefits and the amount of benefits payable to a Member, if any, under the objective criteria set forth in the Plan. The Administrative Committee's rules, interpretations, regulations and actions will be conclusive and binding on all persons.

     In administering the Plan, the Administrative Committee (a) will act in a nondiscriminatory manner to the extent required by section 401(a) and related sections of the Code, and (b) will at all times discharge its duties in accordance with the standards set forth in section 404(a)(1) of the Act.

     17.2 Control and Management of Plan Assets. The Investment Committee is the
          -------------------------------------
"Named Fiduciary" (as defined under section 402 of the Act) with respect to the management and control of the assets of the Plan, but only to the extent that it will have the authority to:

          (a) Appoint 1 or more Trustees to hold the assets of the Plan in trust and to enter into a trust agreement with each Trustee it appoints;

          (b) Appoint 1 or more Investment Managers for any assets of the Plan and to enter into an investment management agreement with each Investment Manager it appoints;

          (c) Remove any Trustee or Investment Manager so appointed;

          (d) Direct the investment of any Plan assets not assigned to an Investment Manager or to the Trustee; and

          (e) Perform such other functions as are specifically assigned to the Investment Committee under the Plan.

In addition, the Investment Committee will have the responsibility for monitoring and reviewing the investment performance of the Plan to ensure that it is consistent with the requirements of the Act and the Code and the funding policy adopted by the Administrative Committee. The Investment Committee will establish the necessary parameters or standards regarding Plan investments to ensure that such criteria continue to be met.

     17.3 Trustees and Investment Managers. Each Trustee appointed under Section
          --------------------------------
17.2 will have the exclusive authority and discretion to control and manage the Plan assets held in trust by it, except to the extent that:

          (a) The Investment Committee directs how those assets will be invested;

          (b) The Investment Committee allocates the authority to manage those assets to 1 or more Investment Managers; or

          (c) The Plan prescribes how those assets will be invested.

Each Investment Manager appointed will have the exclusive authority to manage, including the power to acquire and dispose of, the Plan assets assigned to it by the Investment Committee, except to the extent that the Investment Committee prescribes how those assets will be invested. The Trustee and each Investment Manager will be solely responsible for diversifying the investment, in accordance with section 404(a)(1)(C) of the Act, of the Plan assets assigned to them by the Investment Committee, except to the extent that the Investment Committee directs or the Plan prescribes how those assets will be invested.

     17.4 Committee Membership. Both the Administrative Committee and the
          --------------------
Investment Committee will consist of at least 3 members. Each Member will be appointed by, will remain in office at the will of, and may be removed, with or without cause, by the Board of Directors. Any member of either Committee may resign at any time. The Board of Directors will designate the chairman of each Committee.

     To the maximum extent permitted by law, no member of either Committee will be personally liable by reason of any contract or other instrument executed by him or her, or on his or her behalf, in his or her capacity as a member of such Committee, nor for any mistake of judgment made in good faith. The Company will indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), each member of the Administrative Committee and Investment Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan or to the management and control of the assets of the Plan may be delegated or allocated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud or willful misconduct.

     17.5 Reports to Board of Directors. Each Committee will report to the Board
          -----------------------------
of Directors, or to its designee for this purpose, annually and at such other times specified by the Board of Directors or such designee, with regard to the matters for which it is responsible under the Plan.

     17.6 Employment of Advisers. The Administrative Committee and the
          ----------------------
Investment Committee may make use of employees of the Company or outside agents as they each require or may deem advisable for purposes of performing their respective duties under the Plan. Either Committee may rely upon the written opinion or advice of counsel provided by the Company, fairness opinions provided by investment bankers and written opinions or advice provided by the Actuary and accountants engaged by the Administrative Committee. Either Committee may delegate to any such agent or to any subcommittee or member of the Committees its authority to perform any act under the Plan, including, without limitation, those matters involving the exercise of discretion. Any such delegation of discretion will be subject to revocation at any time at the discretion of the appropriate Committee.

     17.7 Limitations on Committee Actions. No member of either Committee will
          --------------------------------
be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under the Plan. The members of the Administrative Committee and of the Investment Committee will not receive any special compensation for serving in their capacities as members of such Committees but will be reimbursed for any reasonable expenses incurred in connection with performing their Committee duties. Except as otherwise required by the Act, no bond or other security will be required of either Committee or any Committee member in any jurisdiction. Any person may serve on both Committees, and any member of either Committee, any subcommittee or agent to whom either Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity (including service both as a trustee and administrator) with respect to the Plan.

     17.8 Committee Meetings. Each Committee will establish its own procedures
          ------------------
and the time and place for its meetings, and provide for the keeping of minutes of all meetings. A majority of the members of a Committee will constitute a quorum for the transaction of business at a meeting of the Committee. Any action of a Committee may be taken upon the affirmative vote of a majority of the members of the Committee at a meeting or, at the direction of its chairman, without a meeting by "mail," telegraph or telephone; provided that all of the members of the Committee are informed by mail or telegraph of their right to vote on the proposal and of the outcome of the vote. "Mail" will include any written or electronic interoffice communication.

     17.9 Accounting and Disbursement of Plan Assets. The Administrative
          ------------------------------------------
Committee will appoint a person who will cause to be kept full and accurate accounts of receipts and disbursements of the Plan, and will cause to be deposited all funds of the Plan to the name and credit of the Plan, in such depositories as may be designated by the Investment Committee. Such person will cause to be disbursed the monies and funds of the Plan when so authorized by either the Investment Committee or the Administrative Committee and will generally perform such other duties as may be assigned to him or her from time to time by either Committee. All demands for money of the Plan will be signed by such person or such other person or persons as either Committee may from time to time designate in writing.

SECTION 18 CLAIMS AND REVIEW PROCEDURES.
---------- ----------------------------

     18.1 Applications for Benefits. Any application for a benefit under the
          -------------------------
Plan must be submitted to the Administrative Committee at the Company's principal office. The application must be in writing on the prescribed form and must be signed by the applicant.

     18.2 Denial of Applications. If any application for a benefit is denied in
          ----------------------
whole or in part, the Administrative Committee will notify the applicant in writing of the right to a review of the denial. The written notice will state, in a manner reasonably calculated to be understood by the applicant:

          (a) The specific reasons for the denial;

          (b) The specific references to the Plan provisions on which the denial was based;

          (c) A description of any information or material necessary to perfect the application;

          (d) An explanation of why such material is necessary; and

          (e) An explanation of the Plan's review procedure.

The written notice will be given to the applicant within 90 days after the Administrative Committee receives the application, unless special circumstances require an extension of time for processing the application. In no event will the extension exceed a period of 90 days from the end of the initial 90-day period. If an extension is required, written notice of the need for the extension will be furnished to the applicant before the end of the initial 90-day period. The notice will indicate the special circumstances requiring the extension of time and the date by which the Administrative Committee expects to give a decision. If written notice is not given to the applicant within the initial 90-day period, then the application will be deemed to have been denied (for purposes of Section 18.3) upon the expiration of such period.

     18.3 Requests for Review. Any person whose application for a benefit is
          -------------------
denied in whole or in part (or such person's duly authorized representative) may appeal the denial by submitting to the Administrative Committee a request for a review of such application within 60 days after receiving written notice of the denial (or within 60 days of a deemed denial under Section 18.2). The Administrative Committee will give the applicant or such representative an opportunity to review pertinent documents (except legally privileged materials) in preparing such request for review and to submit issues and comments in writing. The request for review must be in writing and must be addressed to the Company's principal office. The request for review must state all of the grounds on which it is based, all facts in support of the request and any other matters which the applicant deems pertinent. The Administrative Committee may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

     18.4 Decisions on Review. The Administrative Committee will act upon each
          -------------------
request for review within 60 days after it receives the request unless special circumstances require an extension of time for processing, but in no event will the decision on review be given more than 120 days after the Administrative Committee receives the request for review. If an extension is required, written notice of the need for an extension will be given to the applicant before the end of the initial 60-day period. The Administrative Committee will give prompt, written notice of its decision to the applicant. If the Administrative Committee confirms the denial of the application for a benefit in whole or in part, the notice will state, in a manner calculated to be understood by the applicant, the specific reasons for the denial and specific references to the Plan provisions on which the decision is based. To the extent that the Administrative Committee overrules the denial of the application for a benefit, such benefit will be paid to the applicant.

     18.5 Exhaustion of Administrative Remedies. No legal or equitable action
          -------------------------------------
for a benefit under the Plan will be brought unless and until the claimant has completed the following:

          (a) Submitted a written application for a benefit in accordance with
Section 18.1;

          (b) Been notified that the application is denied;

          (c) Filed a written request for a review of the application in accordance with Section 18.3; and

          (d) Been notified in writing that the Administrative Committee has affirmed the denial of the application.

A claimant may bring an action without completing the above steps after the Administrative Committee has failed to act on the claim within the time prescribed in Section 18.2 and Section 18.4.

SECTION 19 TERMINATION OF EMPLOYER PARTICIPATION.
---------- -------------------------------------

     19.1 Termination by Participating Company. Any Participating Company may
          ------------------------------------
terminate its participation in the Plan by giving the Board of Directors prior written notice specifying a termination date which will be the last day of a month at least 60 days after the date such notice is received by the Board of Directors. If the specified termination date is not at least 60 days after the date the notice of termination is received by the Board of Directors, the specified termination date will automatically be changed to the last day of the first month which is at least 60 days after the date the notice is received. The Board of Directors may waive the 60 day notice requirement and terminate the Participating Company's participation in the Plan as of any earlier date. The Board of Directors may also terminate any Participating Company's participation in the Plan, as of any termination date specified by the Board of Directors, for the failure of the Participating Company to make proper contributions or to comply with any other provision of the Plan, or for any other reason the Board of Directors deems appropriate. In any event, the Administrative Committee will promptly notify the IRS, the PBGC and other appropriate governmental authorities under Sections 19.3 and 20.3 of the Plan.

     19.2 Effect of Termination. Upon termination of the Plan as to any
          ---------------------
Participating Company, no amount will subsequently be payable under the Plan to or with respect to any Members then employed by such Participating Company, except as provided in this Section 19, and no amount will be payable to the Participating Company. Subject to any conditions which the IRS, the PBGC or any other governmental authority may impose, the Administrative Committee will direct the Trustee to segregate such portion of the Trust Fund (the "Distributable Reserve") as the Actuary determines to be properly allocable in accordance with the Act to the active employees of such Participating Company. To the maximum extent permitted by the Act, any rights of Members no longer employed by the Participating Company, former Members and their Beneficiaries, Surviving Spouses and other eligible survivors under the Plan will be unaffected by a termination of the Plan as to any Participating Company, and any payments, transfers or contributions of the Distributable Reserve as provided in Section 20 will constitute a complete discharge of all liabilities under the Trust Fund.

     If the Plan is terminated with respect to a Participating Company, the Retirement Benefit of any Highly Compensated Employee and any Highly Compensated Former Employee of such company will be limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code.

     19.3 IRS Termination Procedure. If the Plan is terminated with respect to a
          -------------------------
Participating Company, the Administrative Committee or the appropriate Company office must submit the Plan to the IRS for a determination that the termination of the Plan with respect to the Participating Company will not adversely impact the qualified status of the Plan and the Trust Fund under sections 401(a) and 501(a) of the Code. No distributions of assets will be made in connection with the termination of the Plan until the IRS has issued a determination as to the effect of such termination. The Participating Company may, by written notice delivered to the Administrative Committee and the Trustee, waive its right to apply for such a determination. Any such waiver request must be approved by the Board of Directors.

     19.4 PBGC Termination Procedure. Upon receipt by the Administrative
          --------------------------
Committee of an IRS determination regarding the termination of the Plan as to a Participating Company, or if the Participating Company waives its right to obtain an IRS determination and the Board of Directors approves such waiver request, the following provisions will apply:

          (a) At least 60 days before the date on which the Participating Company's participation in the Plan is to be terminated, the Administrative Committee will provide Members and Beneficiaries with a Notice of Intent to Terminate the Plan with respect to the Participating Company. As soon as administratively practicable after such Notice of Intent to Terminate is provided, the Administrative Committee will file notice with the PBGC indicating that the Plan is to be terminated with respect to the Participating Company.

          (b) If the PBGC issues a Notice of Noncompliance within 60 days after it receives notice of the termination of the Plan, the Administrative Committee will refrain from taking any further action to terminate the Plan with respect to the Participating Company and will cooperate with the PBGC with respect to such termination of the Plan. Alternatively, the Administrative Committee may declare the termination of the Plan to be null and void with respect to the Participating Company and continue to treat the Plan with respect to such Company as an ongoing Plan for all purposes under the Act and the Code.

          (c) If the PBGC does not issue a notice of noncompliance within 60 days after it receives notice of the termination of the Plan, then the Administrative Committee will distribute the distributable reserve to Members employed by the Participating Company in accordance with Section 20.5 of the Plan and the applicable Regulations issued by the PBGC regarding plan terminations.

     If the PBGC issues revised Regulations regarding plan terminations, such Regulations will supersede and override any inconsistent provisions of this Plan, and any termination of the Plan with respect to a Participating Company will be accomplished under the terms and provisions of such Regulations.

     19.5 Termination of the Plan. If the Plan is terminated with respect to all
          -----------------------
Participating Companies, the provisions of this Section 19 will be applied to each of the Participating Companies individually or collectively as determined by the Administrative Committee in its sole and absolute discretion.

SECTION 20 AMENDMENT, MERGER OR TERMINATION OF THE PLAN AND TRUST.
---------- ------------------------------------------------------

     20.1 Right to Amend. The Board of Directors have the right at any time, to
          --------------
modify, alter or amend this Plan, in whole or in part, prospectively or retroactively. No amendment will reduce any Participant's Retirement Benefit, calculated as of the date on which the amendment is adopted, except to the extent as may be appropriate or necessary to enable the Plan and Trust Fund to continue to satisfy the requirements of section 401(a) and section 501(a) of the Code or other applicable law. Any such amendment will be evidenced by an instrument in writing duly executed, acknowledged and delivered to the Administrative Committee and the Trustee. If the Plan is amended by the Board of Directors after it is adopted by an Affiliated Company, unless otherwise expressly provided, it will be treated as so amended by the Affiliated Company without the necessity of any action on the part of the Affiliated Company.

     20.2 Plan Merger or Consolidation. The Board of Directors reserves the
          ----------------------------
right to merge or consolidate this Plan with any other plan or to direct the Trustee to transfer the assets held in the Trust Fund and/or the liabilities of this Plan to any other plan or to accept a transfer of assets and liabilities from any other plan. In the event of the merger or consolidation of this Plan and the Trust Fund with any other plan, or a transfer of assets or liabilities to or from the Trust Fund to or from any other plan, then each Member will be entitled to a benefit immediately after the merger, consolidation or transfer (determined as if the Plan was then terminated) that is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated).

     20.3 Termination of the Plan. The Board of Directors hopes and expects to
          -----------------------
continue the Plan indefinitely. Nevertheless, to the full extent permitted by law, the Board of Directors reserves the right to suspend or terminate the Plan or to completely discontinue benefit accruals under the Plan. As required by law, before the termination, the Board of Directors, or its designee, will notify the Administrative Committee, the Trustee, any other fiduciary or the PBGC of its intent to terminate the Plan. Upon such termination, the Members' rights to their Retirement Benefits will become fully vested and nonforfeitable.

     On the complete termination of the Plan, LS&CO. and all or any Participating Companies, as determined by the Board of Directors or its designee, will receive such amounts, if any, as remain in the Trust Fund after the satisfaction of all liabilities under the Plan.

     20.4 Partial Termination of the Plan. Upon a curtailment of the Plan or a
          -------------------------------
discontinuance of the Plan with respect to a group or class of Members that constitutes a "Partial Termination" as defined under section 411(d)(3) of the Code, all such Members' rights to their Retirement Benefits under the Plan at the time of the Partial Termination will become fully vested and nonforfeitable. If a Partial Termination occurs, the Administrative Committee may instruct the Actuary to allocate the assets among the Members in accordance with section 4044(a) of the Act. The assets allocated to the Members affected by the Partial Termination will then be segregated by the Trustee, and the funds so allocated and segregated will then be used to pay Retirement Benefits under the Plan to such Members in accordance with Section 20.5 as though the Plan had been completely terminated. If such funds are insufficient to pay the affected Members' Retirement Benefits, the Participating Company employing such Members will be liable for the insufficiency. Alternatively, the Administrative Committee may postpone Retirement Benefit distributions to such Members until their subsequent termination of employment with the Company in accordance with other provisions of the Plan.

     20.5 Manner of Distribution. Upon termination of the Plan and the
          ----------------------
allocation of Plan assets, the Administrative Committee may, in its sole and absolute discretion, direct the Trustee to convert the Trust Fund into cash and liquidate it by making Retirement Benefit distributions to Members in accordance with the modes of distribution provided for in Section 11. Alternatively, with the consent of the Board of Directors, or its designee, the Administrative Committee may direct the Trustee to hold the Members' Retirement Benefits in the Trust Fund until such Members or their Beneficiaries become eligible to receive Retirement Benefit distributions under the terms and provisions of this Plan.

     If the Plan is liquidated, the Administrative Committee will instruct the Trustee to purchase nontransferable deferred annuities for each person entitled to Retirement Benefit distributions, with the monthly payment provided by the annuity, the form of the annuity, and the date on which payments will commence under the annuity to be determined in accordance with the preceding Sections of the Plan. If the assets held in the Trust Fund are insufficient to purchase all of such annuities, the assets will be allocated among the Members in the manner prescribed by section 4044(a) of the Act. However, the Board of Directors, or its designee, and the Administrative Committee will not instruct the Trustee to liquidate the Trust Fund before complying with the Act.

SECTION 21 INALIENABILITY OF BENEFITS.
---------- --------------------------

     21.1 No Assignment Permitted. Except as may otherwise be required by law,
          -----------------------
no amount payable at any time under the Plan and the Trust Agreement will be used or diverted for purposes other than for the exclusive benefit of Members and their Beneficiaries. No amount payable under the Plan will be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any Member, contingent annuitant, Beneficiary, or Alternate Payee, and any attempt to so alienate or subject any such amount will be void. If any Member, contingent annuitant, Beneficiary, or Alternate Payee, attempts to, or alienates, sells, transfers, assigns, pledges, attaches, charges or otherwise encumbers any amount payable under the Plan and Trust Agreement, or any part of such amount, or if by reason of his or her bankruptcy or any other event, such amount would be made subject to his or her debts or liabilities or would otherwise not be enjoyed by him or her, then the Administrative Committee, if it so elects, may direct that such amount be withheld and that such amount or any portion of such amount be paid or applied to or for the benefit of such person, his or her spouse, children or other dependents, or any of them, in such manner and proportion as the Administrative Committee may deem proper.

     The following arrangements are not prohibited under the Plan:

          (a) Arrangements for the withholding of tax from benefit distributions;

          (b)  Arrangements for the recovery of benefit overpayments;

          (c) Arrangements for the recovery of amounts described in section 4045(b) of the Act in the event of the termination of the Plan and the recapture of such amounts; or

          (d) Arrangements for direct deposit of benefit payments to an account in a bank, savings and loan association or credit union (provided that such arrangement is not part of an arrangement constituting an assignment or alienation).

In addition, the return of Company contributions under Section 21.2 and the creation, assignment or recognition of a right to all or a portion of a Member's Retirement Benefit under a Qualified Domestic Relations Order under Section 21.3 will not violate this Section 21.1.

     21.2 Return of Contributions. All Company contributions to the Plan are
          -----------------------
expressly conditioned upon the deductibility of such contributions under section 404 of the Code. If the deduction of any Company contribution is disallowed, then the amount for which a deduction is disallowed will be returned to the appropriate Participating Company within 12 months after the date of the disallowance. In addition, if any Company contribution is made as a result of a mistake of fact, such contribution may be repaid to the appropriate Participating Company within 12 months after it is made. Any Company contribution so returned will be reduced to reflect losses, but will not be increased to reflect gains or income.

     21.3 Qualified Domestic Relations Orders.  The Administrative Committee
          -----------------------------------
will honor the terms of a Qualified Domestic Relations Order that satisfies the following requirements:

          (a)  Requirements.  In accordance with section 414(p) of the Code, a
               ------------
Domestic Relations Order will not be treated as a Qualified Domestic Relations Order unless it satisfies all of the following conditions:
                          ---

               (i) The Domestic Relations Order clearly specifies the name and last known mailing address (if any) of the Member and the name and last known mailing address of each Alternate Payee covered by the order, the amount or percentage of the Member's Retirement Benefit to be paid to each Alternate Payee or the manner in which such amount or percentage is to be determined, and the number of payments or period to which such order applies.

               (ii) The Domestic Relations Order specifically indicates that it applies to this Plan.

               (iii) The Domestic Relations Order does not require this Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, and it does not require the Plan to provide increased benefits (determined on the basis of actuarial equivalence factors in Section 25).

               (iv) The Domestic Relations Order does not require the payment of all or a portion of a Member's Retirement Benefit to an Alternate Payee which is required to be paid to another Alternate Payee under another order previously determined to qualify as a Qualified Domestic Relations Order.

          (b)  Early Commencement of Payments to Alternate Payees. A Domestic
               --------------------------------------------------
Relations Order requiring payment to an Alternate Payee before a Member has separated from employment may qualify as a Qualified Domestic Relations Order as long as the order does not require payment before the Member's "Earliest Retirement Age," which is the earliest date on which the Member could elect to receive a Retirement Benefit under the Plan. If the order requires payments to begin after a Member's Earliest Retirement Age but before a Member's actual retirement, the amount of the payments must be determined as if the Member began receiving benefit payments on the date on which the payments are to begin under the order, but taking into account only the Equivalent Actuarial Value of the Member's Retirement Benefit at that time and not taking into account the Equivalent Actuarial Value of any Company subsidy for Early Retirement Benefits which may at any time be provided by the Plan under Section 7. The Retirement Benefit payable to an Alternate Payee will not be recalculated upon the Member's actual or deemed retirement.

          (c)  Alternate Payment Forms. The Domestic Relations order may call
               -----------------------
for the payment of the Retirement Benefit to an Alternate Payee in any form in which benefits may be paid under the Plan to the Member, other than in the form of a Qualified Joint and Survivor Annuity with respect to the Alternate Payee and his or her subsequent spouse.

          (d)  Actuarial Calculations. The actuarial factors and assumptions
               ----------------------
used by the Administrative Committee under Section 25 of the Plan in making actuarial equivalency determinations for calculating the payment of benefits before a Member's Normal Retirement

Date will be used for purposes of calculating the Equivalent Actuarial Value of the Retirement Benefit payable to the Alternate Payee.

          (e)  Processing of Qualified Domestic Relations Orders. The
               -------------------------------------------------
Administrative Committee will promptly notify the Member, and any Alternate Payee (including any Alternate Payee who may be entitled to benefits under a previously received Qualified Domestic Relations Order) of the receipt of any Domestic Relations order which could qualify as a Qualified Domestic Relations Order. At the same time, the Administrative Committee will advise the Member and each Alternate Payee of the Plan provisions relating to the determination of the qualified status of such orders.

     Within a reasonable period of time after receipt of a copy of the Domestic Relations Order, the Administrative Committee will determine whether the order is a Qualified Domestic Relations Order and notify the Member and each Alternate Payee of its determination. The determination of the status of a Domestic Relations Order as a Qualified Domestic Relations Order will be made in accordance with such uniform and nondiscriminatory rules and procedures as may be adopted by the Administrative Committee from time to time. If monthly benefits are presently being paid with respect to a Member named in a Domestic Relations Order which may qualify as a Qualified Domestic Relations Domestic Relations Order, or if the Member's Retirement Benefit becomes payable after receipt of the order, the Administrative Committee will notify the Trustee to segregate and hold the amounts which would be payable to the Alternate Payee or payees designated in the order if the order is ultimately determined to be a Qualified Domestic Relations Order.

     If the Administrative Committee determines that the order is a Qualified Domestic Relations Order within 18 months of receipt of the order, the Administrative Committee will instruct the Trustee to pay the segregated amounts (plus any earnings on such amounts) to the Alternate Payee specified in the Qualified Domestic Relations Order. Conversely, if within the same 18 month period the Administrative Committee determines that the Domestic Relations Order is not a Qualified Domestic Relations Order, or if the status of the order as a Qualified Domestic Relations Order is not resolved, the Administrative Committee will instruct the Trustee to pay the segregated amounts (plus any earnings on such amounts) to the person or persons who would have been entitled to such amounts if the order had not been entered. If the Administrative Committee determines that a Domestic Relations Order is a Qualified Domestic Relations Order after the close of the 18 month period mentioned above, the determination will be applied prospectively only. The determination of the Administrative Committee as to the status of a Domestic Relations Order as a Qualified Domestic Relations Order will be binding and conclusive on all interested parties, present and future, subject to the claims review provisions of Section 18.

          (f)  Responsibility of Alternate Payee. Any person claiming to be an
               ---------------------------------
Alternate Payee under a Qualified Domestic Relations Order will be responsible for supplying the Administrative Committee with a certified or otherwise authenticated copy of the order and any other information or evidence that the Administrative Committee deems necessary in order to substantiate the person's claim or the status of the order as a Qualified Domestic Relations Order.

SECTION 22 SPECIAL SERVICE PROVISIONS FOR EMPLOYEES OF BATTERY STREET
---------- ----------------------------------------------------------
           ENTERPRISES, INC. OR ANY OF ITS SUBSIDIARIES.
           --------------------------------------------

     Unless otherwise required by the Act, the provisions of this Section 22 will apply only in the case of an Employee who was treated as an active employee of Koracorp Industries, Inc. or any of its subsidiaries on September 10, 1979 (the date such companies were acquired by Diversified Apparel Enterprises, Inc., the predecessor of Battery Street Enterprises, Inc. ) and who became an Employee either by transferring directly to the employ of the Company from Diversified Apparel Enterprises, Inc. or any of its subsidiaries, or by remaining an active employee at least until December 1, 1980, when Diversified Apparel Enterprises, Inc. and certain of its subsidiaries became Participating Companies of the Terminated Plan. Such an Employee will accrue Service under the Plan under paragraphs (a) and (b) below.

          (a) In addition to Service as defined in Section 2.58, Service will also include, solely for purposes of determining Years of Service under Section 3, Section 4.1, Section 8, Section 9 and Section 10.2, all years and monthly fractions of such years of continuous employment with Koracorp Industries, Inc. or any of its subsidiaries, which was provided before the acquisition of such companies by Diversified Apparel Enterprises, Inc.

          (b) In addition to Benefit Service as defined in Section 2.9, Benefit Service will also include all years and monthly fractions of such years of continuous employment with Diversified Apparel Enterprises, Inc. or any of its subsidiaries after September 10, 1979, and before December 1, 1980.

SECTION 23 SPECIAL SERVICE PROVISIONS FOR EMPLOYEES OF OBERMAN MANUFACTURING
           -----------------------------------------------------------------
           COMPANY, TOP-NOTCH MANUFACTURING COMPANY, INCORPORATED AND MILLER
           -----------------------------------------------------------------
           BELTS LTD., INC.
           ---------------

     In addition to Benefit Service and Service as defined in Sections 2.9 and 2.58, respectively, Benefit Service and Service will also include all years and monthly fractions of such years of continuous employment with Oberman Manufacturing Company or Top-Notch Manufacturing Company, Incorporated beginning after June 1, 1966, and ending before the date such entities were acquired by LS&CO. and who became an Employee before November 28, 1977, by virtue of being paid at the equivalent of LS&CO.'s Home Office Salary Grade 12 or above and, thus, transferring to the LS&CO. Home Office Payroll.

SECTION 24 SPECIAL SERVICE AND BENEFIT PROVISIONS FOR CERTAIN FORMER EMPLOYEES
---------- -------------------------------------------------------------------
           OF ASIAN PACIFIC INDUSTRIES, INC.
           --------------------------------

     In the case of a person who became an Employee as a result of the acquisition of the assets of Asian Pacific Industries, Inc. on December 31, 1986, Service as defined in Section 2.58 will include employment with Asian Pacific Industries, Inc. and its subsidiaries and affiliates before such acquisition to the same extent as if such employment had been with the Company. Employment with Asian Pacific Industries, Inc. and its subsidiaries and affiliates before such acquisition will not, however, be counted for purposes of determining a Member's Benefit Service under Section 2.9.

SECTION 25 ACTUARIAL EQUIVALENCE FACTORS.
---------- -----------------------------

     Unless otherwise specified in the Plan, the following actuarial assumptions will be used for purposes of calculating various forms of benefit under the
Plan:

          (a) Mortality:
              ---------

               (i) Except as provided in paragraph (ii), the Mortality Table used under the Plan will be the 1983 Group Annuity Mortality Table, assuming a relevant population that consists of 50% males and 50% females.

               (ii) For purposes of determining the Actuarial Equivalent of benefits which begin to be paid before a Member's Normal Retirement Date under the Plan, the mortality table used will be the 1951 Group Annuity table on a female basis. The resulting factors will be rounded to the next higher percentage.

          (b)  Interest Rate:
               -------------

                    (i) For purposes of calculating a single sum payment made after November 1, 1992, under Section 11.3 or Section 11.5, the interest rate used under the Plan will equal the interest rate or rates that would be used by the PBGC for purposes of determining the present value of a lump sum distribution on plan termination, determined as of the first day of the month during which the notice of the optional forms of benefit payable under the Plan and election form described in Section 12.2 is distributed (or would otherwise be distributed to the Member if the single sum Actuarial Equivalent of his or her Retirement Benefit was not less than $3,500) which will not be more than 120 days before the Annuity Starting Date.

                    (ii) For single sum distributions made during the period beginning November 1, 1991, and ending on November 1, 1992, the interest rate used under the Plan will equal whichever of the rates described in (A) or (B) below which produces the greater single sum benefit:

                         (A) The interest rate used by the PBGC for purposes of determining the present value of a lump sum on plan termination, determined as of the first date of the month in which the notice of the optional forms of benefit payable under the Plan and election form described in Section 12.2 is distributed to the Member (or would otherwise be distributed to the Member if the lump sum Actuarial Equivalent of his or her Retirement Benefit was not less than $3,500); or

                         (B) The interest rate used by the PBGC for purposes of determining the present value of a lump sum on plan termination, determined as of the first date of the month in which the distribution occurs.

                  (iii) For single sum distributions made before November 1, 1991, the interest rate or rates used under the Plan will equal the interest rate or rates used by the

     PBGC for purposes of determining the present value of a lump sum on plan termination, determined as of the first day of the month in which the distribution occurs.

               (iv) For purposes of calculating all other optional forms of benefit under the Plan, the interest rate used will be 7%.

               (v) For purposes of determining the Equivalent Actuarial Value of Retirement Benefit payments beginning before a Member's Normal Retirement Date under the Plan, the interest rate used will be 6%.

SECTION 26 TOP HEAVY BENEFITS.
---------- ------------------

     If the Plan becomes "Top Heavy," the provisions of this Section 26 will become operative. The Plan will be Top Heavy for a Plan Year if, on the last day of the prior Plan Year (the "Determination Date"), more than 60% of the present value of the "Accrued Benefits" under the Plan are credited to or allocable to "Key Employees." For purposes of determining the present value of a Member's Accrued Benefit, turnover is to be ignored. The Plan will be "Super Top Heavy" if, on the Determination Date, more than 90% of the present value of the Accrued Benefits under the Plan are credited or allocable to Key Employees.

     "Accrued Benefit" means the value of the Member's Retirement Benefit as determined under Section 5 of the Plan (and the Member's accrued benefit determined under any other defined benefit plans which are members of a "Required Aggregation Group" of which this Plan is also a member). The Member's Accrued Benefit will be increased by any distributions made to the Member during the 5-year period ending on the Determination Date; except the Accrued Benefit of a Member who has not performed any services for the Company or an Affiliated Company during such 5-year period and the Accrued Benefit of any Member who was formerly a Key Employee will be disregarded. The present value will be determined as of the most recent "Valuation Date" that is within the 12-month period ending on the "Determination Date" and as described in the Regulations under the Code, using an interest rate of 7% per year and the 1983 Group Annuity Mortality Table, assuming a relevant population that consists of 50% males and 50% females. In determining the present value, benefits not related to retirement benefits will be excluded, and subsidized Early retirement benefits and subsidized benefit options will be excluded unless deemed to be nonproportional subsidies as described in the Regulations under the Code. The Valuation Date is the same as the valuation date used for determining minimum funding standards under section 412 of the Code, whether or not a valuation was performed during the year.

     A "Key Employee" means a key employee as defined in section 416 of the Code.

     If the Administrative Committee determines (in its sole and absolute discretion, but under the provisions of section 416 of the Code) that the Plan is a constituent in an "Aggregation Group" this Plan will be considered Top Heavy or Super Top Heavy only if the Aggregation Group is a "Top Heavy Group" or a "Super Top Heavy Group." An "Aggregation Group" includes:

          (a) Each plan intended to qualify under section 401(a) of the Code sponsored by the Company or an Affiliated Company in which 1 or more Key Employees participate;

          (b) Each other plan of the Company or an Affiliated Company that is considered in conjunction with such plans in determining whether or not the discrimination and coverage requirements of section 401(a)(4) and section 410 of the Code are satisfied; and

          (c) In the discretion of the Administrative Committee, any other such plan of the Company or an Affiliated Company, which, when considered in conjunction with the plans referred to above, satisfies the nondiscrimination and coverage requirements of section 401(a)(4) and section 410 of the Code.

     A "Top Heavy Group" is an Aggregation Group in which the sum (determined as of the Determination Date) of the present value of the cumulative Accrued Benefits for Key Employees (as determined by the Administrative Committee) under all "defined benefit plans" (as defined in section 414(j) of the Code) included in such group plus the aggregate of the amounts credited to accounts of Key Employees under all "defined contribution plans" (as defined in section 414(i) of the Code) included in such group, exceed 60% of the total of such amounts for all Employees and Beneficiaries covered by such plans. A "Super Top Heavy Group" is an Aggregation Group for which the sum so determined for Key Employees exceeds 90% of the sum so determined for all Employees and Beneficiaries. Such determination will be made in accordance with section 416 of the Code.

     If the Plan becomes Top Heavy, then the Retirement Benefit credited to each Participant other than a Key Employee will not be less than the product of:

          (a) The percentage which is the lesser of:
                                          ------

                 (i) 2% multiplied by the Participant's Years of Service (as determined in accordance with this Section 26) or

                 (ii) 20%; and

          (b) The Participant's "Average Yearly Compensation."

A Member's Years of Service will not include Years of Service beginning before January 1, 1984, or Years of Service ending in a Plan Year during which the Plan is not Top Heavy. The "Average Yearly Compensation" of a Member will be the average rate of annual Compensation in effect for a Member during the 5 consecutive calendar years in which the Member's Compensation is the greatest, excluding Plan Years ending before January 1, 1984, and Plan Years beginning after the last Plan Year during which the Plan was Top Heavy. "Compensation" means compensation as defined in section 414(q)(7) of the Code.

         If the Plan becomes Top Heavy, the Vested Retirement Benefit of a Member who terminates service with the Company or an Affiliated Company before his or her Normal Retirement Date or death will be equal to the percentage of his or her Accrued Benefit determined under the following schedule:

               Years of Service                      Vested Percentage
               ----------------                      -----------------

               Less than 2                                  0%
               2 but less than 3                           20%
               3 but less than 4                           40%
               4 but less than 5                           60%
               5 but less than 6                           80%
               6 or more                                  100%

     If the Plan at any time is Top Heavy and later ceases to be Top Heavy, each Member who is credited with less than 2 Years of Service as of the last day of the last Plan Year in which the Plan is Top Heavy will have his or her Vested Retirement Benefit determined under Section 2.70

(unless and until the Plan again becomes Top Heavy). If a Member has at least 3 Years of Service on the last day of the last Plan Year in which the Plan is Top Heavy, for each future Plan Year his or her Vested Retirement Benefit will be calculated in accordance with this Section 26 as though the Plan were Top Heavy. If a Member does not have at least 3 Years of Service on the last day of the last Plan Year in which the Plan is Top Heavy, his or her Vested Retirement Benefit for each future Plan Year will be calculated in accordance with Section 2.70.

SECTION 27 GENERAL LIMITATIONS AND PROVISIONS.
---------- ----------------------------------

     27.1 No Employment Right. Nothing contained in the Plan will give any
          -------------------
employee the right to be retained in the employment of the Company or any Affiliated Company or affect the right of any such employer to dismiss any employee. The adoption and maintenance of the Plan will not constitute a contract between the Company and any employee or consideration for, or an inducement to or condition of, the employment of any employee.

     27.2 Payments from the Trust Fund. The Trust Fund will be the sole source
          ----------------------------
of benefits under the Plan and, except as otherwise required by the Act, the Company, the Administrative Committee and the Investment Committee assume no liability or responsibility for payment of such benefits. Each Member, Surviving Spouse, Domestic Partner, Beneficiary or other person who will claim the right to any payment under the Plan will be entitled to look only to the Trust Fund for such payment and will not have the right, claim or demand against the Company, the Administrative Committee or the Investment Committee or any member of the Committees, or any employee or member of the Board of Directors.

     27.3 Payments to Minors or Incompetents. If the Administrative Committee
          ----------------------------------
finds that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due him or her or his or her estate (unless a prior claim for such amount has been made by a duly appointed legal representative) may, if the Administrative Committee so elects, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrative Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment will be a complete discharge of the liability of the Plan and the Trust Fund.

     27.4 Lost Members or Beneficiaries. If the Administrative Committee is
          -----------------------------
unable to locate a Member, Surviving Spouse, Domestic Partner or Beneficiary who is entitled to receive any amount payable under the Plan, the Administrative Committee may (but need not) direct that such amount be applied to reduce the contributions of the Participating Companies to the Plan. If the Member, Surviving Spouse, Domestic Partner or Beneficiary later makes a claim for such amount before the date final distributions are made from the Trust Fund following termination of the Plan, such amount (without income, gains or other adjustment) will be reinstated and paid to him or her as provided in Section 11. However, if any amount would have been lost by reason of escheat under applicable state law, then such amount will not be subject to reinstatement. If the Plan is terminated and final distributions are made from the Trust Fund before the applicable escheat period with respect to a lost Member, Surviving Spouse, Domestic Partner or Beneficiary has expired, the Administrative Committee may direct the transfer of any such person's unclaimed benefit to an individual retirement account.

     27.5 Personal Data to the Administrative Committee. Each Member must file
          ---------------------------------------------
with the Administrative Committee such pertinent information concerning himself or herself, his or her spouse, his or her Domestic Partner, his or her Beneficiary or any other person as the Administrative Committee may specify, and no member, Surviving Spouse, Domestic Partner, Beneficiary or other person will have any rights to any benefit under the Plan unless such information is filed by or with respect to him or her. The Administrative Committee is entitled to rely on personal data given to it by a Member.

     27.6 Insurance Contracts. If the payment of any benefit under the Plan is
          -------------------
provided for by a contract with an insurance company the payment of such benefit will be subject to all the provisions of such contract.

     27.7 Notice to the Administrative Committee. All elections, designations,
          --------------------------------------
requests, notices, instructions and other communications from a Participating Company, a Member, Beneficiary, Surviving Spouse, Domestic Partner or other person to the Administrative Committee, required or permitted under the Plan, will be:

          (a) In such form as is prescribed from time to time by the Administrative Committee;

          (b) Mailed by first-class mail or delivered to such location as will be specified by the Administrative Committee; and

          (c) Deemed to have been given and delivered only upon actual receipt by the Administrative Committee at such location.

     27.8  Notices to Members and Beneficiaries. All notices, statements,
           ------------------------------------
reports and other communications from a Participating Company or the Administrative Committee or Investment Committee to any employee, Member, Beneficiary or other person (other than the Administrative Committee) required or permitted under the Plan will be deemed to have been duly given when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, such employee, Member, Beneficiary or other person at his or her address last appearing on the records of the Administrative Committee.

     27.9  Word Usage. Whenever used in the Plan, the masculine gender includes
           ----------
the feminine, and wherever the context of the Plan dictates, the plural will be read as the singular and the singular as the plural. Uses of the term "Sections" as a cross-reference will be to other Sections contained in the Plan and not to another instrument, document or publication unless specifically stated otherwise.

     27.10 Headings. The titles and headings of Sections are included for
           --------
convenience of reference only and are not to be considered in construing the provisions of the Plan.

     27.11 Governing Law. The Plan and all rights under the Plan will be
           -------------
governed by and construed in accordance with California law except to the extent such law is preempted by the Code and the Act.

     27.12 Heirs and Successors. All of the provisions of the Plan will be
           --------------------
binding upon all persons who will be entitled to any benefits under the Plan, their heirs and legal representatives.

     27.13 Withholding. Payment of benefits under this Plan will be subject to
           -----------
applicable law governing the withholding of taxes from benefit payments, and the Trustee and

Administrative Committee will be authorized to withhold taxes from the payment of any benefits under the Plan, in accordance with applicable law.

         IN WITNESS WHEREOF, LEVI STRAUSS ASSOCIATES INC. has caused this Plan to be executed and its corporate seal to be hereunto affiliated by its duly authorized officers, as of this 11 day of February, 1994.
                                --        --------

                                     LEVI STRAUSS ASSOCIATES INC.


                                     By:                /s/
                                        ---------------------------------------
                                                      Donna Goya
                                          Its:        Sr. Vice President
                                              ----------------------------------

ATTEST:


By:______________________

                           REVISED HOME OFFICE PLAN
                                      OF
                         LEVI STRAUSS ASSOCIATES INC.

                                _______________

                                   AMENDMENT

     WHEREAS, LEVI STRAUSS ASSOCIATES INC. (the "Company") has adopted the Revised Home Office Pension Plan of Levi Strauss Associates Inc. (the "Plan");

     WHEREAS, pursuant to Section 20.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

     WHEREAS, the Company desires to amend the Plan to provide an early retirement program;

     WHEREAS, by resolutions duly adopted on June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to any other officer of the Company the authority to adopt certain amendments to the Plan;

     WHEREAS, on June 1, 1993, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

     WHEREAS, the amendment herein is within such limits to the delegated authority of Donna J. Goya;

     NOW, THEREFORE, the Plan is amended by the addition of an Addendum, to read as set forth on the attached exhibit.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto on November 22, 1994.

                                           /s/
                                  ----------------------------------------
                                  Donna J. Goya
                                  Senior Vice President

                                ADDENDUM TO THE
                       REVISED HOME OFFICE PENSION PLAN
                                      OF
                         LEVI STRAUSS ASSOCIATES, INC.

                                _______________

                               EARLY RETIREMENT
                               INCENTIVE PROGRAM

     1. Scope. This Addendum to the Plan describes the Early Retirement
        -----
Incentive Program (the "Program"), under which eligible Members (as defined in
Section 2 below) may retire and receive benefits under the Plan in addition to the benefits which would otherwise be payable under the Plan.

     2. Eligibility. A Member is eligible for the Program (an "eligible
        -----------
Member") if:

               a. Such Member is on the Home Office payroll of the Company on or after November 21, 1994;

               b. Such Member has at least (i) 15 Years of Service as of June 1, 1995 and is not a Highly Compensated Employee for the Plan Year ending in 1994, or (ii) 20 Years of Service as of November 27, 1994 and is a Highly Compensated Employee for the Plan Year ending in 1994;

               c. Such Member is at least age 50 as of (i) June 1, 1995 for a Member who is not a High Compensated Employee for the Plan Year ending in 1994; or (ii) November 27, 1994 for a Member who is a Highly Compensated Employee for the Plan Year ending in 1994; and

               d. Such Members was laid off or resigned from employment in the Company's domestic contracting organization, the Richardson Technology Center or the LSNA Information Resources Organization on or after February 1, 1994 and before November 28, 1994, and received severance pay in connection with such layoff or resignation.

     3. Participation. Participation in the Program is completely voluntary.
        -------------
In order to participate in the Program, an eligible Member shall elect to participate in the Program by completing an irrevocable written notice of such Member's acceptance ("Acceptance Notice") of the Program on the form prescribed for such purpose by the Administrative Committee. The Acceptance Notice must be received by the Administrative Committee on or after November 21, 1994 and before June 1, 1995. In addition, the Acceptance Notice shall be deemed complete only if it includes a retirement date which occurs on or after the date the eligible Member attains age 50.

     4. Benefits.
        --------

          4.1  In General.  Any other provision of the Plan notwithstanding, an
               ----------
eligible Member who elects to participate in the Program (a "Participating Member") shall be eligible for an immediate benefit under the Program as of the retirement date described in Section 3 of this Addendum, and such retirement date shall be deemed to be an Early Retirement Date under the Plan.

          4.2  Amount. The benefit payable under the Plan pursuant to the
               ------
Program is the Benefit payable pursuant to Section 7 of the Plan as of the applicable early Retirement Date; provided that for purposes of Table A of
Section 7.1, the eligible Member's age shall be deemed to be age 55.

     5. Other Plan Provisions.

          a.  A benefit under this Addendum shall be subject to Section 14.

          b. Except as set forth in this Addendum, the provisions of the Plan shall apply to a benefit payable under the Program

                       REVISED HOME OFFICE PENSION PLAN
                        OF LEVI STRAUSS ASSOCIATES INC.

                                 ____________

                                   AMENDMENT


     The Revised Home Office Pension Plan of Levi Strauss Associates Inc. is hereby amended as set forth below:

     1. Effective November 28, 1994, Section 5 is amended by a new Section 5.5. to read as set forth below:

         5.5  Certain Benefits Protected. With respect to any Member whose
              --------------------------
     current accrued benefit under the Plan as of November 28, 1994 is based on compensation for Plan Years beginning before such Plan Year that exceeded $150,000, the Member's accrued benefit, unless otherwise provided in the Plan, will be the greater of the accrued benefit determined for the Member under (a) and (b) below:

              (a) The Member's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning as of November 28, 1994, as applied to the Member's total years of Benefit Service taken into account under the Plan for purposes of benefit accruals, or

              (b)   The sum of:

                    (i) The Member's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the Code, and

                    (ii) The Member's accrued benefit determined under the benefit formula applicable for the Plan Year beginning as of November 28, 1994, as applied to the Member's Benefit Service for Plan Years beginning after 1993.

     2.   Effective as of the first day of the Plan Year beginning in 1993,
Section 11 is amended by the addition of a new Section 11.7, to read as set forth below:

     11.7 Direct Rollovers. A distributee may elect at the time and in the
          ----------------
manner prescribed by the Administrative Committee to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The terms used in this paragraph are defined as follows:

          (a) Eligible rollover distribution. Any distribution of all or any portion of the balance to the credit of the distributee, except that it does not include:

               (i) Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more.

               (ii) Any distribution to the extent it is required under section 401(a)(9) of the Code.

               (iii) The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

          (b)  Eligible retirement plan.

               (i) An individual retirement account described in section 408(a) of the Code.

               (ii) An individual retirement annuity described in section 408(b) of the Code.

               (iii) An annuity plan described in section 403(a) of the Code.

               (iv) A qualified trust described in section 401(a) of the Code that accepts the distributee's eligible rollover distribution.

               (v) However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (c) Distributee. A Member or former Member, his or her surviving spouse, or his or her spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order

          (d) Direct rollover. A payment by the Plan to the eligible retirement plan specified by the distributee.

     To facilitate installment payments under Section 11.7, the Administrative Committee, in its sole discretion, may segregate all or any part of the Participant's Benefit in a separate account.

     Dated:  November __, 1995.


                                                        /s/
                                        ----------------------------------
                                        Donna J. Goya
                                        Senior Vice President

                           REVISED HOME OFFICE PLAN
                                      OF
                              LEVI STRAUSS & CO.

                                   AMENDMENT

     WHEREAS, LEVI STRAUSS & CO. (the "Company") has adopted the Revised Home Office Pension Plan of Levi Strauss & Co. (the "Plan");

     WHEREAS, pursuant to Section 20.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

     WHEREAS, the Company desires to amend the Plan to provide an early retirement window;

     WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to certain other officers of the Company the authority to adopt certain amendments to the Plan;

     WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

     WHEREAS, the amendment herein is within such limits to the delegated authority of Donna J. Goya;

     NOW, THEREFORE, the Plan is amended as of June 3, 1996 by the addition of an Addendum, to read as set forth on the attached exhibit.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto on April ______1997.


                                                            /s/
                                             ----------------------------------
                                             Donna J. Goya
                                             Senior Vice President

                                   JUNE 1996
                                ADDENDUM TO THE
                       REVISED HOME OFFICE PENSION PLAN
                                      OF
                              LEVI STRAUSS & CO.

                            EARLY RETIREMENT WINDOW

     1.   Scope.  This Addendum to the Plan describes the Early Retirement
          -----
Window (the "Window"), under which Eligible Members (as defined in Section 2 below) may retire and receive benefits under the Plan.

     2.   Eligibility.  A Member is eligible for the Window (an "Eligible
          -----------
Member") if:

          a. Such Member is on the Home Office payroll of the Company, is eligible for benefits under a long-term disability program sponsored by the Company, or is Totally and Permanently Disabled;

          b. Such Member has at least 14 Years of Service on or before June 2, 1997; and

          c.   Such Member is at least age 49 on or before June 2, 1997.

     3.   Participation. Participation in the Window is completely voluntary. In
          -------------
order to participate in the Window, an Eligible Member shall elect to participate in the Window by completing an irrevocable written notice of such Member's acceptance ("Acceptance Notice") of the Window on the form prescribed for such purpose by the Administrative Committee. The Acceptance Notice must be received by the Administrative Committee on or after June 3, 1996 and on or before 5:00 p.m. Pacific Standard Time on October 1, 1997. In addition, the Acceptance Notice shall be deemed complete only if it includes a retirement date which occurs on or after the date as of which the Eligible Member has at least 14 Years of Service and has attained age 49. For retirement dates August 1, 1996 and thereafter, an eligible Member must execute a release of legal claims in a form prescribed by the Company.

     4.   Benefits.
          --------

          a.   In General. Any other provision of the Plan notwithstanding, an
               ----------
               Eligible Member who elects to participate in the Window (a "Participating Member") shall be eligible for an immediate benefit under the Window as of the retirement date described in
               Section 3 of this Addendum and such retirement date shall be deemed to be an Early Retirement Date under the Plan.

          b.   Amount.  The benefit payable under the Plan pursuant to the
               ------
               Window is the greater of the following which is applicable:

               i.  70% of the Eligible Member's Retirement Benefit; or

               ii. The Benefit based on application of the Percentage Factor provided in Table A of Section 7.1 opposite the Eligible Member's actual age (as of the retirement date approved pursuant to Section 3).

     5.   Benefits for Alternate Payee. An Alternate Payee with respect to an
          ----------------------------
Eligible Member may elect to receive benefits during the election period set forth in Section 3 above to the extent provided in and in accordance with the applicable Qualified Domestic Relations Order; provided, however, consistent with Code section 414(p), the benefits for the Alternate Payee shall not reflect any early retirement subsidies but, rather, shall be subject to reduction in accordance with the factors set forth on Exhibit 1 to this Addendum.

     6.   Other Plan Provisions.
          ---------------------

          a.   A benefit under this Addendum shall be subject to Section 14.

          b. Except as set forth in this Addendum, the provisions of the Plan shall apply to a benefit payable under the Window.

                       REVISED HOME OFFICE PENSION PLAN
                             OF LEVI STRAUSS & CO.

                                  AMENDMENTS

         WHEREAS, Levi Strauss & Co. (the "Company") maintains the Revised Home Office Pension Plan of Levi Strauss & Co. Retirement Plan (the "HOPP") as the successor to Levi Strauss Associates Inc.;

         WHEREAS, the Company established the HOPP for the benefit of its employees and amended and restated the HOPP to comply with the Tax Reform Act of 1986, the Unemployment Compensation Amendments of 1992, and the Revenue Reconciliation Act of 1993;

         WHEREAS, the Company requested that the Internal Revenue Service issue a favorable determination letter regarding the tax-qualified status of the HOPP;

         WHEREAS, the Internal Revenue Service conditioned its issuance of a favorable determination upon the adoption of certain amendments to the restated HOPP;

         WHEREAS, the Company desires to satisfy such conditions and Article 20 of the HOPP provides that the Company may amend the HOPP at any time and for any reason;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the HOPP and to delegate to certain other officers of the Company the authority to adopt certain amendments to the HOPP;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the HOPP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, effective as of November 27, 1989, the Company amends the HOPP as set forth below:

         1. Section 10.2(b) of the HOPP is amended in its entirety to read as follows:

               (b) If the Member dies after the earlier of his or her Early Retirement Age or Normal Retirement Age, the Surviving Spouse or Domestic Partner will receive a monthly benefit equal to the monthly benefit the Surviving Spouse or Domestic Partner would have received if the Member had retired on the first day of the month coincident with or next following the later of the date of the Member's death or the date as of which the Surviving Spouse or Domestic Partner elects to receive the monthly benefit (but not later than the Member's Normal Retirement
         Age) (the "Presumed Retirement Date") with a 50% Qualified Joint and Survivor Annuity, with his or her Surviving Spouse or Domestic Partner as contingent annuitant. The payments to the Surviving Spouse or Domestic Partner will begin no later than the last day of the month following the Presumed Retirement Date.

     2.   Section 11.7 of the HOPP is hereby deleted in its entirety.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto as of the date set forth below.

May 8, 1997                                              /s/
------------------------------               --------------------------------
Date                                         Donna J. Goya

                           REVISED HOME OFFICE PLAN
                                      OF
                              LEVI STRAUSS & CO.

                                   AMENDMENT

         WHEREAS, LEVI STRAUSS & CO. (the "Company") has adopted the Revised Home Office Pension Plan of Levi Strauss & Co. (the "Plan");

         WHEREAS, pursuant to Section 20.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

         WHEREAS, the Company amended the Plan effective June 3, 1996, to provide an early retirement window as set forth on the Addendum to the Plan;

         WHEREAS, the Company desires to amend such early retirement window to provide for participation by certain Members who terminate employment after July 15, 1997 without having elected to participate in the early retirement window as of the date of termination of employment;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to certain other officers of the Company the authority to adopt certain amendments to the Plan;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendment herein is within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, the Plan is amended as of July 15, 1997 by the addition of an Addendum, to read as set forth on the attached exhibit.

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto on July ______1997.

                                               /s/
                                  -----------------------------------
                                  Donna J. Goya
                                  Senior Vice President

                                   JULY 1997
                                ADDENDUM TO THE
                       REVISED HOME OFFICE PENSION PLAN
                                      OF
                              LEVI STRAUSS & CO.

                            EARLY RETIREMENT WINDOW

     1.  Scope.  This Addendum to the Plan describes the Early Retirement
         -----
Window (the "Window"), under which Eligible Members (as defined in Section 2 below) may retire and receive benefits under the Plan.

     2.  Eligibility. A Member is eligible for the Window (an "Eligible
         -----------
Member") if:

         a. Such Member (i) either is on the Home Office payroll of the Company or was on the Home Office payroll of the Company as of July 15, 1997, (ii) is eligible for benefits under a long-term disability program sponsored by the Company or (iii) is Totally and Permanently Disabled;

         b. Such Member has at least 14 Years of Service on or before June 2, 1997; and

         c.  Such Member is at least age 49 on or before June 2, 1997.

     3.  Participation. Participation in the Window is completely voluntary. In
         -------------
order to participate in the Window, an Eligible Member shall elect to participate in the Window by completing an irrevocable written notice of such Member's acceptance ("Acceptance Notice") of the Window on the form prescribed for such purpose by the Administrative Committee. The Acceptance Notice must be received by the Administrative Committee on or after June 3, 1996 and on or before 5:00 p.m. Pacific Standard Time on October 1, 1997. In addition, the Acceptance Notice shall be deemed complete only if it includes a retirement date which occurs on or after the date as of which the Eligible Member has at least 14 Years of Service and has attained age 49. For retirement dates August 1, 1996 and thereafter, an eligible Member must execute a release of legal claims in a form prescribed by the Company. For purposes of the Plan, the term "retirement" shall include participation in the Window as described in this Addendum even if the Eligible Member has terminated employment with the Company, providing such termination occurred after July 15, 1997.

     4.  Benefits.
         --------

         a.  In General. Any other provision of the Plan notwithstanding, an
             ----------
             Eligible Member who elects to participate in the Window (a "Participating Member") shall be eligible for an immediate benefit under the Window as of the retirement date described in Section 3 of this Addendum and such retirement date shall be deemed to be an Early Retirement Date under the Plan.

          b.   Amount. The benefit payable under the Plan pursuant to the
               ------
               Window is the greater of the following which is applicable:

               i.   70% of the Eligible Member's Retirement Benefit; or

               ii. The Benefit based on application of the Percentage Factor provided in Table A of Section 7.1 opposite the Eligible Member's actual age (as of the retirement date approved pursuant to Section 3).

     5.   Benefits for Alternate Payee. An Alternate Payee with respect to an
          ----------------------------
Eligible Member may elect to receive benefits during the election period set forth in Section 3 above to the extent provided in and in accordance with the applicable Qualified Domestic Relations Order; provided, however, consistent with Code section 414(p), the benefits for the Alternate Payee shall not reflect any early retirement subsidies but, rather, shall be subject to reduction in accordance with the factors set forth on Exhibit 1 to this Addendum.

     6.   Other Plan Provisions.
          ---------------------

          a.   A benefit under this Addendum shall be subject to Section 14.

          b. Except as set forth in this Addendum, the provisions of the Plan shall apply to a benefit payable under the Window.

                       REVISED HOME OFFICE PENSION PLAN
                             OF LEVI STRAUSS & CO.

                                  AMENDMENTS

         WHEREAS, Levi Strauss & Co. (the "Company") maintains the Revised Home Office Pension Plan of Levi Strauss & Co. Retirement Plan (the "HOPP") as the successor to Levi Strauss Associates Inc.;

         WHEREAS, the Company desires to amend the HOPP to provide for the maximum involuntary lump sum cash-out permitted by the Uruguay Round of the General Agreement on Tariffs and Trade ("GATT") legislation, and Article 20 of the HOPP provides that the Company may amend the HOPP at any time and for any reason;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the HOPP and to delegate to certain other officers of the Company the authority to adopt certain amendments to the HOPP;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the HOPP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, effective as of December 1, 1997, the Company amends the HOPP as set forth below:

         1. Section 11.5 of the HOPP is amended to replace "$3,500" wherever it appears with "$5,000."

         2.    Section 25 of the HOPP is amended as follows:

               a.   Wherever it appears, "$3,500" is replaced with "$5,000."

               b. Existing Section 25(b)(i), (ii), (iii), (iv) and (v), and all cross-references thereto, are redesignated as Section 25(b)(iii), (iv), (v), (vi) and (vii), respectively.

               c. Section 25(b) of the HOPP is amended by the addition of the following new paragraphs:

                    (i) For purposes of calculating a single sum payment made on or after November 30, 1998, under Section 11.3 or
                         Section 11.5, the interest rate used under the Plan will equal the rate of interest on 30-year U.S. Treasury securities as in effect in the October preceding the Plan Year in which such distribution is to commence.

                    (ii) For single-sum distributions made during the period
                         beginning December 1, 1997, and ending November 29, 1998, the interest rate used under the Plan will equal whichever of the rate described in (A) or (B) below which produces the greater single-sum benefit:

                         (A) The interest rate equal to the rate of interest on 30-year U.S. Treasury securities as in effect in the October preceding the Plan Year in which such distribution is to commence; or

                         (B) The interest rate equal to the rate of interest on 30-year U.S. Treasury securities as in effect in the second month preceding the effective date for such distribution.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto as of the date set forth below.

   11/25/97                        /s/
------------------            --------------------------------
Date                          Donna J. Goya

                       REVISED HOME OFFICE PENSION PLAN
                                      OF
                              LEVI STRAUSS & CO.

                                   AMENDMENT

         WHEREAS, LEVI STRAUSS & CO. (the "Company") has adopted the Revised Home Office Pension Plan of Levi Strauss & Co. (the "Plan");

         WHEREAS, pursuant to Section 20.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

         WHEREAS, the Company is closing certain facilities;

         WHEREAS, the Company desires to amend the Plan to provide for enhanced early payment factors for certain terminated vested participants whose jobs with the Company are eliminated by reason of such closings and for certain employees terminated in connection with a reduction in force;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to certain other officers of the Company the authority to adopt certain amendments to the Plan;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendment herein is within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, the Plan is amended as of December 1, 1997, as follows:

         1.  Existing Section 8.2 is amended by inserting "(a) In General."
                                                               ----------
immediately after the title "Early Payment of Vested Retirement Benefits."
                             -------------------------------------------

         2.  A new subsection 8.2(b) is added to read as set forth below:

             (b)  Certain Members Terminated in Connection With Facilities
                  --------------------------------------------------------
         Closings or Certain Reductions in Force. A Member described in
         ---------------------------------------
         paragraph (i) or (ii) below may elect to begin receiving benefit payments at any time on or after the Member attaining 55 and before the Member's Normal Retirement Date:

                  (i) A Member (A) who has a right to receive his or her Vested Retirement Benefit, (B) who was an "Affected Employee" (as such term is defined in Section 8.2(c)(i) below), (C) whose employment with the Company was terminated by reason of the shut-down of the "Closing Facility" (as such term is defined in Section 8.2(c)(ii) below), and (D) who had attained 25 Years of

               Service as of the date the Member's Employment with the Company terminated; or

                    (ii) A Member (A) who has a right to receive his or her Vested Retirement Benefit, (B) whose employment with the Company was terminated in connection with a layoff as a result of a reduction in force or reorganization implemented by the Company in July through September 1997, inclusive, (C) who had attained 25 Years of Service as of the date the Member's employment with the Company terminated, and (D) was not a Highly Compensated Employee during 1997.

               The amount distributable to the Member will equal a percentage of the Member's Vested Retirement Benefit based on the Member's age on the date the Member's benefit payments begin. Such percentage shall be determined pursuant to Table A set forth in Section 7. 1.

               Such an election must be received by the Administrative Committee at least 30 days before the date on which benefit payments are to begin. Payment of the Member's Vested Retirement Benefit will begin on the last day of any month before the Member's Normal Retirement Date and on or after his or her 55th birthday.

          3.   A new subsection 8.2(c) is added to read as set forth below:

               (c)  For purposes of subsection 8.2(b),

                    (i) the term "Affected Employee" means an Employee in the U.S. Operations and Sourcing Organization, excluding Employees in the following organizations:

                         (A)   Latin American Customer Fulfillment Region

                         (B)   Asia Customer Fulfillment Region

                         (C)   Logistics, except for "Transportation Employees."

               For purposes of this section, the term "Transportation Employees" means Employees in the following job classifications:

                         (I)   Manager Assistant Field Transportation

                         (II)  Source Relation Manager

                         (III) Supervisor Customer Service

                         (IV)  Supervisor Traffic

                         (V)   Transportation Coordinator

                         (VI)  Trucker

                         (VII) Administrative Assistant (excluding Customer Service Centers positions)

                         (VIII) Office Clerical/Office Information Center
                    (excluding Customer Service Centers positions)

                         (IX)    Exempt Dispatcher

                    (ii) the term "Closing Facility" shall mean any of the
               following facilities:

                    El Paso Airways 520M Knoxville, TN (Sewing) 532M El Paso Eastside 525M Roswell, NM 549M
                    El Paso Lomaland 522M      Albuquerque, NM 501M
                    Fayetteville, Ark. 527M    San Angelo, TX 552M
                    Harrison, Ark. 530M        Centerville, TN 515M
                    Knoxville, TN (Finishing) 611F

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto on June 8, 1998.


                                                  /s/
                                        ---------------------------------
                                        Donna J. Goya
                                        Senior Vice President

                       REVISED HOME OFFICE PENSION PLAN
                                      OF
                              LEVI STRAUSS & CO.


                                   AMENDMENT

         WHEREAS, LEVI STRAUSS & CO. (the "Company") has adopted the Revised Home Office Plan of Levi Strauss & Co. (the "Plan");

         WHEREAS, pursuant to Section 20.1 of the Plan, the Board of Directors of the company is authorized to amend the Plan at any time and for any reason;

         WHEREAS, the Company desires to amend the Plan, effective November 30, 1998, to provide an early retirement enhancement to certain employees who are laid off by the Company on or before November 29, 1999;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to certain other officers of the Company the authority to adopt certain amendments to the Plan;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendment herein is within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, effective November 30, 1998, the Plan is amended by the as follows:

         1. Existing Section 8.2 is amended by the addition of a new subsection (d) to read as set forth below:

               (d)  Certain Members Laid Off From November 30, 1998 to November
                    -----------------------------------------------------------
29, 1999. A Member (i) who has a right to receive his or her Vested Retirement
--------
Benefit, (ii) who was laid off by the Company effective on or after November 30, 19998 and before November 30, 1999, and (iii) who had attained 25 years of Service as of the date the member's employment with the Company terminated or would have had 25 Years of Service as of November 29, 1999, if not for being laid off by the Company, may elect to begin receiving benefit payments at any time on or after the Member attaining 55 and before the Member's Normal Retirement Date. The amount distributable to the Member will equal a percentage of the Member's Vested Retirement Benefit based on the Member's age on the date the Member's benefit payment begin. Such percentage shall be determined pursuant to Table A as set forth in Section 7.1(b). For purposes of this Section 8.2(d), the term "laid off" shall have the meaning set forth in the November 1998 Addendum to the Plan.

     Such an election must be received by the Administrative Committee at least 30 days before the date on which benefit payments are to begin. Payment of the Member's Vested Retirement Benefit will begin on the last day of any month before the Member's Normal Retirement Date and on or before his or her 55/th/ birthday.

     2. The Plan is amended by the addition of a new November 1998 Addendum to read as set forth in the attached exhibit.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto on October 5, 1998.

                                                           /s/
                                             ---------------------------------
                                             Donna J. Goya
                                             Senior Vice President

                                 NOVEMBER 1998
                                ADDENDUM TO THE
                       REVISED HOME OFFICE PENSION PLAN
                                      OF
                              LEVI STRAUSS & CO.

                                    AND THE

                         LEVI STRAUSS ASSOCIATES INC.

                     SUPPLEMENTAL BENEFIT RESTORATION PLAN


                    1998 ENHANCED EARLY RETIREMENT PROGRAM
                            FOR LAID OFF EMPLOYEES

         1. Scope. This Addendum to the Plan describes the 1998 Enhanced Early
            -----
Retirement Program for Laid Off Employees (the "1998 Enhancement"), under which Eligible Members (as defined in Section 2 below) may retire and receive benefits under the Plan.

         2. Eligibility.  A Member is eligible for the 1998 Enhancement (an
            -----------
"Eligible Member") if:

                  a.   Such Member is laid off by the Company;

                  b. Such Member has at least 15 Years of Service at the time of election to retire under the 1998 Enhancement or would have had 15 Years of Service as of November 29, 1999, if not for being laid off by the Company and retirement under the 1998 Enhancement; and

                  c. Such Member is at least age 50, or will attain age 50 on or before November 29, 1999;

                  d.   Such Member's salary grade is not Grade 9 or higher.

         3. Participation. Participation in the 1998 Enhancement is completely
            -------------
voluntary. In order to participate in the 1998 Enhancement, an Eligible Member shall complete a written notice ("Acceptance Notice") of the 1998 Enhancement on the form prescribed for such purpose by the Administrative Committee. The Acceptance Notice must be received by the Administrative Committee on or before 5:00 p.m. Pacific Standard Time on November 29, 1999. In addition, the Acceptance Notice shall be deemed complete only if it includes a retirement date which occurs not earlier then December 1, 1998, and not later than December 1, 1999.

         4. Benefits.
            --------

                  a.   In General. Any other provision of the Plan
                       ----------
                       notwithstanding, an Eligible Member who elects to participate in the 1998 Enhancement (a "Participating Member") shall be eligible for an immediate benefit under the 1998 Enhancement as of the retirement date described in Section 3 of this Addendum and such retirement date shall be deemed to be an Early Retirement Date under the Plan.

                  b.   Amount.  The benefit payable under the Plan pursuant to
                       ------
                       the 1998 Enhancement is the greater of the following which is applicable.

                       i.   70% of the Participating Member's Retirement
                            Benefit; or

                       ii. If applicable to the Participating Member, the Benefit based on application of the Percentage Factor provided in Table A of Section 7.1 opposite the Participating Member's actual age (as of the retirement date approved pursuant to Section 3).

         5. Benefits for Alternate Payee. An Alternate Payee with respect to a
            ----------------------------
Participating Member may elect to receive benefits during the election period set forth in Section 3 above to the extent provided in and in accordance with the applicable Qualified Domestic Relations Order; provided, however, consistent with Code section 414(p), the benefits for the Alternate Payee shall not reflect any early retirement subsidies but, rather, shall be subject to reduction in accordance with the factors set forth on Exhibit 1 to this Addendum.

         6. Other Plan Provisions.
            ---------------------

               a. A benefit under this Addendum shall be subject to Section 14.

               b. Except as set forth in this Addendum, the provisions of the
                  Plan shall apply to a benefit payable under the 1998 Enhancement.

         7. Transferred Eligible Members. An Employee who becomes an Eligible
            ----------------------------
Member and who is transferred to a new position prior to retirement under the 1998 Enhancement shall no longer be eligible to retire under the 1998 Enhancement unless such Employee is again laid off and eligible to participate within the period set forth in Section 3 above.

         8. Meaning of `Laid Off".
            ---------------------

An Employee is laid off within the meaning of the Plan if he or she is involuntarily separated from employment with the Company at the written direction of the Company due to a lay off.

                       REVISED HOME OFFICE PENSION PLAN
                                      OF
                              LEVI STRAUSS & CO.

                                   AMENDMENT

         WHEREAS, LEVI STRAUSS & CO. (the "Company") has adopted the Revised Home Office Pension Plan of Levi Strauss & Co. (the "Plan");

         WHEREAS, pursuant to Section 20.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

         WHEREAS, the Company desires to amend the Plan, effective November 30, 1998, to provide an early retirement enhancement and full vesting to certain employees who are Laid Off by the Company on or before November 29, 1999;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to certain other officers of the Company the authority to adopt certain amendments to the Plan;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendment herein is within such limits to the delegated authority of Donna J. Goya;

         NOW THEREFORE, any Member who is "Laid Off" (as defined in the attached Addendum) by the Company and who terminates employment between November 30, 1998 and November 29, 1999 shall be fully vested in his or her Retirement Benefit effective as of his or her termination of employment; and

         FURTHER, effective November 30, 1998, the November 1998 Addendum to the Plan is hereby revised in its entirety as set forth in the attached exhibit.

                                   * * * * *

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 19th day of November, 1998.


                                      LEVI STRAUSS & CO.


                                      By:            /s/
                                         ---------------------------------
                                               Donna J. Goya
                                               Senior Vice President

                                 NOVEMBER 1998
                                ADDENDUM TO THE
                       REVISED HOME OFFICE PENSION PLAN
                             OF LEVI STRAUSS & CO.

                 FISCAL 1999 ENHANCED EARLY RETIREMENT PROGRAM
                            FOR LAID OFF EMPLOYEES

         1. Scope. This is the Fiscal 1999 Enhanced Early Retirement Program for
            -----
Laid Off Employees (the "1999 Enhancement"), under which Eligible Members (as defined in Section 2 below) may retire and receive the enhanced benefits described under Section 4b, below. Except as provided under Section 4c below, such benefits shall be provided under the Revised Home Office Pension Plan of Levi Strauss & Co. (the "Plan"). Benefits that are not paid from the Plan may be paid from the Levi Strauss & Co. Supplemental Benefit Restoration Plan (the "Supplemental BRP") and the Levi Strauss & Co. Excess Benefit Restoration Plan (the "Excess BRP").

         2. Eligibility.  A Member is eligible for the 1999 Enhancement (an
            -----------
"Eligible Member") if:

            a. Such Member is Laid Off (as defined herein) by the Company and terminates employment between November 30, 1998 and November 29, 1999;

            b. Such Member has at least 15 Years of Service at the time of termination of employment or would have had 15 Years of Service as of November 29, 1999, if not for being Laid Off by the Company; and

            c. Such Member is at least age 50, or will attain age 50 on or before November 29, 1999.

         3. Participation. Participation in the 1999 Enhancement is
            -------------
completely voluntary. In order to participate in the 1999 Enhancement, an Eligible Member shall complete a written notice ("Acceptance Notice") of the 1999 Enhancement on the form prescribed for such purpose by the Administrative Committee. The Acceptance Notice must be received by the Administrative Committee on or before 5:00 p.m. Pacific Standard Time on November 29, 1999. In addition, the Acceptance Notice shall be deemed complete if it includes a retirement date that occurs not earlier than December 1, 1998, and not later than December 1, 1999.

         4. Benefits.

            a.  In General. An Eligible Member who elects to participate in the
                ----------
                1999 Enhancement (a "Participating Member") shall be eligible for an immediate benefit under the 1999 Enhancement as of the retirement date described in Section 3 above and such retirement date shall be deemed to be an Early Retirement Date for purposes of the Plan.

            b.  Amount.  The benefit under the 1999 Enhancement is the greater
                ------
                of the following which is applicable:

                i. 70% of the Participating Member's Retirement Benefit under the Plan; or

                ii. If applicable to the Participating Member, the Benefit based on the application of the Percentage Factor provided in Table A of Section 7.1 of the Plan opposite the Participating Member's actual age (as of the retirement date approved pursuant to Section 3 above).

            c.  Method of Payment. The benefits under the 1999 Enhancement shall
                -----------------
                be paid from the Plan, provided that such payment does not cause the Plan to violate applicable nondiscrimination rules under the Code. If the payment of the 1999 Enhancement benefits would cause the Plan to violate such nondiscrimination rules, benefits to Members whose 1998 Compensation (as defined in the Plan) is $125,000 or higher shall not be paid from the Plan.

         5. Benefits for Alternate Payee. An Alternate Payee with respect to a
            ----------------------------
Participating Member may elect to receive benefits during the election period set forth in Section 3 above to the extent provided in, and in accordance with, the applicable Qualified Domestic Relations Order.

         6. Transferred Eligible Members. An Employee who is transferred to a
            ----------------------------
new position prior to retirement under the 1999 Enhancement shall no longer be eligible to retire under the 1999 Enhancement unless such Employee is Laid Off and eligible to participate within the period set forth in Section 3 above.

         7. Meaning of "Laid Off".  An Employee is Laid Off if he or she is
            --------------------
involuntarily separated from employment with the Company at the written direction of the Company in connection with a program specified by the Company as a layoff.

                      REVISED HOME OFFICE PENSION PLAN OF
                              LEVI STRAUSS & CO.

                                    AMENDMENT

         WHEREAS, LEVI STRAUSS & CO. (the "Company") has adopted the Revised Home Office Pension Plan of Levi Strauss & Co. (the "Plan");

         WHEREAS, pursuant to Section 20.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

         WHEREAS, the Company desires to amend the Plan, effective November 25, 1998, to add an account described under Section 401(h) of the Internal Revenue Code of 1986, as amended, to the Plan to provide medical benefits for retired members of the Plan;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to certain other officers of the Company the authority to adopt certain amendments to the Plan;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendment herein is within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, the Plan is amended effective November 25, 1998 by the addition of an Addendum, to read as set forth in the attached exhibit.

                                   * * * * *

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 25th day of November, 1998.

                                            LEVI STRAUSS & CO.

                                            By:        /s/
                                               ------------------------------
                                               Donna J. Goya
                                               Senior Vice President

                                ADDENDUM TO THE
                       REVISED HOME OFFICE PENSION PLAN
                             OF LEVI STRAUSS & CO.

Section 1 - Establishment of Health Care Account
------------------------------------------------

Subject to the provisions of this Addendum, an account (hereinafter referred to as the "Health Care Account") shall be established under this Plan for the purpose of funding medical benefits for retired employees, their spouses and dependents in accordance with section 401(h) of the Code. The provisions of this Addendum shall be effective as of _____, 1998.

Section 2 - Medical Benefits
----------------------------

As used in this Addendum, the phrase "medical benefits" shall mean any medical expense described in Section 213(d)(1) of the Code deductible under section 213 of the code, and properly reimbursable under the terms and conditions of the Comprehensive Welfare Plan for Home Office Payroll Employees and retirees (hereinafter referred to as the "Health Care Plan"), as amended from time to time. The provisions of the Health Care Plan are incorporated herein by this reference.

Section 3 - Eligible Individuals
--------------------------------

The individuals eligible for medical benefits under the Health Care Account shall include only those retired Members who are eligible for retiree medical benefits under the Health Care Plan and who are actually covered under the Health Care Plan, and their spouses and dependents if they are actually covered under the Health Care Plan. Notwithstanding the foregoing, no retired Member who is a "key employee" within the meaning of section 401(h)(6) shall be eligible to receive medical benefits under the Health Care Account.

Section 4  - Separate Account
-----------------------------

The Health Care Account shall be maintained on the books of the Plan as a separate account, but shall be maintained only for record-keeping purposes. For investment purposes, the assets attributable to the Health Care Account may be commingled with other Plan assets. The separate account shall be credited with
(i) Company contributions specifically designated as contributions to the Health Care Account, (ii) transfers of excess pension assets, if any, pursuant to
Section 7 of this Addendum, and (iii) gains credited on such contributions and transferred pension assets. The separate account shall be charged with (A) losses on Company contributions and transferred pension assets, and (B) distributions from Health Care Account used to provide medical benefits. Gains and losses shall be determined under a reasonable accounting system established by the Committee.

Section 5  - Contributions
--------------------------

         (a) In General. Subject to the limitations of paragraphs (b) and (c),
             ----------
the Company may make contributions to the Health Care Account as such times and in such amounts as the Company shall determine; provided, however, that in no event shall the Company be required to make contributions to the Health Care Account. If the Company does make contributions to the

Health Care Account, the Company shall specifically designate the portion of each contribution to the Plan that is allocable to the Health Care Account. No contributions to the Health Care Account shall be accepted from Employees or Members.

         (b) Limitation on Contributions. In no event shall the aggregate actual
             ---------------------------
contributions to the Health Care Account, when added to the actual contributions for life insurance protection under the Plan, if any, exceed 25 percent of the total actual contributions to the Plan (excluding contributions used to fund past service credits), after the date on which the Health Care Account is established

         (c) Contributions Must be Reasonable and Ascertainable. Amounts
             --------------------------------------------------
contributed by the Company to the Health Care Account shall be reasonable and ascertainable. In determining the amount of such contributions, the Company shall apply assumptions that are reasonable in the aggregate, including the reasonable assumptions about projected increases in health care costs due to inflation.

         (d) Return of Excess and Nondeductible Contributions. Any contributions
             ------------------------------------------------
to the Health Care Account in excess of the limitation described in paragraph
(b) (any related earnings) shall be treated as having been contributed pursuant to a mistake of fact, and shall be returned to the Company within a reasonable period of time after the mistake is discovered. Similarly, any contributions to the Health Care Account that are not deductible pursuant to the rules set forth in Treasury Regulations under section 404 of the Code (and any related earnings) shall be returned to the Company within a reasonable period of time after it is determined that such contributions are not deductible.

Section 6 - Distributions
-------------------------

Medical benefits under the Health Care Plan may be paid from the Health Care Account, in such amounts and at such times as may be determined by the Administrative Committee, but only to the extent the Health Care Account is sufficiently funded to pay such benefits.

Section 7 - Transfers of Excess Pension Assets
----------------------------------------------

The Health Care Account is expressly authorized to accept a transfer of excess assets, so long as any such transfer is a qualified transfer under the requirements of section 420 of the Code, as in effect at the time of the transfer.

Section 8 - Impossibility of Diversion
--------------------------------------

No amounts contributed to the Health Care Account, and no earnings on such contributions, may be used for, or diverted to, any purpose other than providing medical benefits under the Health Care Plan prior to the satisfaction of all Health Care Plan liabilities funded by the Health Care Account. If all such Health Care Plan liabilities have been satisfied, any amounts remaining in the Health Care Account shall be returned to the Company.

Section 9 - Amendment and Termination
-------------------------------------

Subject to the requirements of Section 8 of this Addendum, the Company expressly reserves the right to amend or terminate the Health Care Account at any time. The Company has also reserved the right to amend or terminate the Health Care Plan and may do so independently of any decision or action to amend or terminate the Health Care Account. In addition, the Company may spin off all or a portion of the Health Care Account and cause the spun-off portion to be merged into a 401(h) account in another pension plan, merged into a trust described in Section 501(c)(9) of the Code, or merged into a welfare benefit fund described in Section 419 of the Code.

Section 10 - Discrimination
---------------------------

In accordance with the provisions of Treasury Regulation 1.401-14(b)(2), the Health Care Account shall be operated in a manner that does not discriminate in favor of officers, shareholders, supervisory employees or "highly compensated employees" within the meaning of section 414(q) of the Code.

Section 11 - Administration
---------------------------

         (a) In General. The Health Care Account shall be administered by the Administrative Committee, who shall have the sole and exclusive authority to interpret the provisions of this Addendum. The Administrative Committee shall have the power to adopt any and all administrative procedures necessary to accomplish the purposes of the Health Care Account, including the power to establish financial arrangements for the purpose of paying medical benefits in accordance with the terms of the Health Care Plan. Nothing in this Addendum shall preclude the Administrative Committee from causing the Health Care Account to pay medical benefits directly to health care providers or insurance carriers, or pay such benefits indirectly through financial institutions, a trust described in Section 501(c)(9) of the Code, or another account described in
Section 401(h) of the Code.

         (b) Administrative Expenses. Administrative expenses associated with medical benefits provided under the Health Care Plan which are not paid directly by the Company may be paid from the Health Care Account.

Section 12- Employee Retirement Income Security Act Requirements.
----------------------------------------------------------------

Notwithstanding any other provision of this Plan, no amounts contributed the Health Care Account, and no earnings on such contributions, shall be treated as party of any Member's accrued benefit for purposes of the minimum vesting rules of Section 411(a) of the Code and Section 203 of the Act, the minimum accrual rules of Section 411(b) of the Code and Section 204 of the Act, and the `anti-cutback" rules of Section 411(d)(6) of the Code and Section 204(g) of the Act. Nor shall any such amounts be treated as "benefit liabilities" subject to protection upon termination of the Plan under Title IV of the Act. In addition, the Health Care Account Section 302 of the Act, shall not be subject to the joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code and Section 205 of the Act, and shall not be subject to the rules regarding mergers, spin-offs, and asset transfers under Sections 401(a)(12) and 414(1) of the Code and Section 208 of the Act.

Section 13 - IRS Approval. This Addendum is expressly conditioned upon the
-------------------------
receipt of a favorable determination letter from the Internal Revenue Service holding that the adoption of the Addendum does not adversely affect the tax-qualified status of the Plan. If the Plan is unable to obtain a favorable determination letter with respect to this Addendum, any contributions made by the Company to the Health Care Account shall be returned to the Company, and this Addendum shall cease to be effective.

                          EMPLOYEE INVESTMENT PLAN OF
                              LEVI STRAUSS & CO.

                              LEVI STRAUSS & CO.
                       EMPLOYEE LONG-TERM INVESTMENT AND
                                 SAVINGS PLAN

                          REVISED HOME OFFICE PLAN OF
                              LEVI STRAUSS & CO.

                                  AMENDMENTS

         WHEREAS, Levi Strauss & Co. (the "Company") maintains the Employee Investment Plan of Levi Strauss & Co. (the "EIP"), the Levi Strauss & Co. Long-Term Investment and Savings Plan (the "ELTIS"), and the Revised Home Office Pension Plan of Levi Strauss & Co. (the "HOPP") (collectively, the "Plans");

         WHEREAS, the Company desires to amend the Plans to provide that the definitions of compensation used under the Plans are as consistent as reasonably practical and are administratively convenient;

         WHEREAS, each Plan provides that the Company may amend the Plan at any time and any reason;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plans and to delegate to certain other officers of the Company the authority to adopt certain amendments to the Plans;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the Plans, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, effective December 1, 1997:

         1. Section 2.14 of the EIP is amended as set forth on Exhibit A-1 hereto;

         2. The final paragraph of Section 2.23 of the EIP is amended as set forth on Exhibit A-2 hereto;

         3. Section 2.68 of the EIP is amended as set forth on Exhibit A-3 hereto;

         4. Section 12.1(b) of the EIP is amended as set forth on Exhibit A-4 hereto;

         5. Section 2.12 of the ELTIS is amended as set forth on Exhibit B-1 hereto;

         6. The final paragraph of Section 2.20 of the ELTIS is amended as set forth on Exhibit B-2 hereto;

         7. Section 2.57 of the ELTIS is amended as set forth on Exhibit B-3 hereto;

         8.   Section 10. 1 (b) of the ELTIS is amended as set forth on Exhibit
              B-4;

         9. Section 2.17 of the HOPP is amended as set forth on Exhibit C-1 hereto; and

         10. Section 2.29 of the HOPP is amended as set forth on Exhibit C-2 hereto.

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto on the date set forth below.


         11/25/98________________                         /s/
                                               --------------------------------
         Date                                  Donna J. Goya
                                               Senior Vice President

                                  Exhibit A-1
                                  -----------

         2.14 "Compensation" means a Member's compensation for a Plan Year paid
               ------------
by the Company for services while an Employee and a Member during that Plan Year, including salary, wages, fees, commissions, bonuses (except as excluded in paragraphs (e) or (f) below), incentive compensation (except as excluded in paragraphs (e) or (f) below) and overtime pay. "Compensation" also includes the Member's Member Contributions to the Plan (or any other plan maintained by the Company under sections 401(k) of the Code) for the Plan Year and any amounts contributed by the Member to a cafeteria plan maintained by the Company under section 125 of the Code, and amounts deferred under the Company's Deferred Compensation Plan for executives. Back pay will be included in Compensation only for the Plan Year in which the back pay is made and the amount to be included will be limited to the amount attributable to that Plan Year, regardless of mitigation of damages.

         In the case of a Member who is working abroad or who is working for a foreign subsidiary of the Company, but continues to be paid from the home office of the Company, "Compensation" will be the amount determined by the Administrative Committee to be the amount that would have been paid to the Member had he or she been on a domestic payroll of the Company.

         "Compensation" will not include:
                             -----------

         (a) Matching Contributions, Nonelective Contributions or Profit Sharing Contributions to the Plan and/or amounts paid to the Member according to an election under Section 6.2.

         (b) Amounts paid or contributed to any group insurance plan or other employee benefit plan established or maintained by the Company or an Affiliated Company, including contributions to nonqualified deferred compensation plans, and any matching contribution made under the Company's Capital Accumulation Plan, except as provided above;

         (c)  Relocation expenses;

         (d) Ordinary income recognized by the employee related to the exercise of any right granted under a stock option plan maintained by the Company or an Affiliated Company;

         (e) Compensation paid by the Company or an Affiliated Company as a nonrecurring or special bonus, tax reimbursement or award;

         (f) Payments under the Company's long-term performance plan or long-term incentive plan;

         (g)  Severance payments or pay in lieu of notice;

         (h)  Payments from the Company's Long Term Disability Plan;

         (i)  "Imputed income;" or

         (j)  "Perks."

         "Imputed Income" means the amount of income recognized by a Member who receives Company paid life insurance in excess of $50,000 and such other amounts the Administrative Committee determines to be imputed income to the Member under the Code. "Perks" include, but are not limited to, Company paid parking, Company provided car allowances, and the flexible perk allowances provided to certain Members which may be used by the Member for financial counseling or planning; tax preparation or advice; excess medical expenses; physical examinations; additional life insurance, disability insurance, accidental death and dismemberment insurance or liability insurance; business lunch club dues or legal expenses.

         For Plan Years beginning on and after November 27, 1989, Compensation for any Plan Year in excess of $200,000 or any successor limitation as provided for the Plan Year in section 401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded. In determining the Compensation of a Member, the family aggregation rules of section 414(q)(6) of the Code will apply, except that in applying these rules, the term "family" will include only the spouse of the Member and any lineal descendants of the Member who have not reached age 19 before the close of the Plan Year.

         A Member's Compensation will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

                                  Exhibit A-2
                                  -----------

         "Compensation" for purposes of this Section 2.23 means Total Compensation as defined in Section 2.68 of the Plan.

                                  Exhibit A-3
                                  -----------

         2.68 "Total Compensation" for any employee for any Plan Year means the
               ------------------
amount shown for the Employee for the Plan Year in Box 1 of Form W-2, plus any amounts which were excluded from the Employee's income pursuant to section 125 of the Code or section 402(a)(8) of the Code.

         Total compensation in excess of $200,000 or any successor limitation as provided for the Plan Years in section 401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded.

                                  Exhibit A-4
                                  -----------

         12.1 ...

         (b) 25 % of the Member's compensation for such Plan Year. Compensation means Total Compensation for Plan Years beginning after December 31, 1997. For Plan Years beginning prior to January 1, 1998, "Compensation" means Total Compensation without regard to section 125 of the Code or section 402(a)(8) of the Code.

                                  Exhibit B-1
                                  -----------

         2.12 "Compensation" means a Member's compensation for a Plan Year paid
               ------------
by the Company for services while an Employee and a Member during that Plan Year, including salary, wages, fees, commissions, bonuses (except as excluded in paragraphs (e) or (f) below), incentive compensation (except as excluded in paragraphs (e) or (f) below) and overtime pay. "Compensation" also includes the Member's Member Contributions to the Plan (or any other plan maintained by the Company under section 401 (k) of the Code) for the Plan Year and any amounts contributed by the Member to a cafeteria plan maintained by the Company under section 125 of the Code, and amounts deferred under the Company's Deferred Compensation Plan for executives. Back pay will be included in Compensation only for the Plan Year in which the back pay is made and the amount to be included will be limited to the amount attributable to that Plan Year, regardless of mitigation of damages.

         In the case of a Member who is working abroad or who is working for a foreign subsidiary of the Company, but continues to be paid from the home office of the Company, "Compensation" will be the amount determined by the Administrative Committee to be the amount that would have been paid to the Member had he or she been on a domestic payroll of the Company.

         "Compensation" will not include:
                                 --------

         (a) Matching Contributions or Special Company Contributions to the Plan under Section 5.2;

         (b) Amounts paid or contributed to any group insurance plan or other employee benefit plan established or maintained by the Company or an Affiliated Company, including contributions to nonqualified deferred compensation plans, and any matching contribution made under the Company's Capital Accumulation Plan, except as provided above;

         (c)  Relocation expenses;

         (d) Ordinary income recognized by the employee related to the exercise of any right granted under a stock option plan maintained by the Company or an Affiliated Company;

         (e) Compensation paid by the Company or an Affiliated Company as a nonrecurring or special bonus, tax reimbursement or award;

         (f) Payments under the Company's long-term performance plan or long-term incentive plan;

         (g)  Severance payments or pay in lieu of notice;

         (h)  Payments from the Company's Long Term Disability Plan;

         (i)  "Imputed income;" or

         (j)  "Perks."

         "Imputed Income" means the amount of income recognized by a Member who receives Company paid life insurance in excess of $50,000 and such other amounts the Administrative Committee determines to be imputed income to the Member under the Code. "Perks" include, but are not limited to, Company paid parking, Company provided car allowances, and the flexible perk allowances provided to certain Members which may be used by the Member for financial counseling or planning; tax preparation or advice; excess medical expenses; physical examinations; additional life insurance, disability insurance, accidental death and dismemberment insurance or liability insurance; business lunch club dues or legal expenses.

         For Plan Years beginning on and after November 27, 1989, Compensation for any Plan Year in excess of $200,000 or any successor limitation as provided for the Plan Year in section 401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded. In determining the Compensation of a Member, the family aggregation rules of section 414(q)(6) of the Code will apply, except that in applying these rules, the term "family" will include only the spouse of the Member and any lineal descendants of the Member who have not reached age 19 before the close of the Plan Year.

         A Member's Compensation will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

                                  Exhibit B-2
                                  -----------

         "Compensation" for purposes of this Section 2.20 means Total Compensation as defined in Section 2.57 of the Plan.

                                  Exhibit B-3
                                  -----------

         2.57 "Total Compensation for any employee for any Plan Year means the
               ------------------
amount shown for the Employee for the Plan Year in Box 1 of Form W-2, plus any amounts which were excluded from the Employee's income pursuant to section 125 of the Code or section 402(a)(8) of the Code.

         Total compensation in excess of $200,000 or any successor limitation as provided for the Plan Year in section 401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded.

                                  Exhibit B-4
                                  -----------

         10.1 ...

         (b) 25% of the Member's compensation for such Plan Year. Compensation means Total Compensation for Plan Years beginning after December 31, 1997. For Plan Years beginning prior to January 1, 1998, "Compensation" means Total Compensation without regard to section 125 of the Code or section 402(a)(8) of the Code.

                                  Exhibit C-1
                                  -----------

         2.17 "Compensation" means a Member's compensation for a Plan Year paid
               ------------
by the Company for services while an Employee and a Member during that Plan Year, including salary, wages, fees, commissions, bonuses (except as excluded in paragraphs (e) or (f) below), incentive compensation (except as excluded in paragraphs (e) or (f) below) and overtime pay. "Compensation" also includes the Member's contributions to any plan maintained by the Company under section 401(k) of the Code for the Plan Year and any amounts contributed by the Member to a cafeteria plan maintained by the Company under section 125 of the Code. Back pay will be included in Compensation only for the Plan Year in which the back pay is made and the amount to be included will be limited to the amount attributable to that Plan Year, regardless of mitigation of damages.

         In the case of a Member who is working abroad or who is working for a foreign subsidiary of the Company, but continues to be paid from the home office of the Company, "Compensation" will be the amount determined by the Administrative Committee to be the amount that would have been paid to the Member had he or she been on a domestic payroll of the Company.

         "Compensation" will not include:
                             -----------

         (a) Contributions to another plan maintained by the Company (other than cash or deferred contributions under Section 401(k) of the Code;

         (b) Amounts paid or contributed to any group insurance plan or other employee benefit plan established or maintained by the Company or an Affiliated Company, including contributions to nonqualified deferred compensation plans, and any matching contribution made under the Company's Capital Accumulation Plan, except as provided above;

         (c)  Relocation expenses;

         (d) Ordinary income recognized by the employee related to the exercise of any right granted under a stock option plan maintained by the Company or an Affiliated Company;

         (e) Compensation paid by the Company or an Affiliated Company as a nonrecurring or special bonus, tax reimbursement or award;

         (f) Payments under the Company's long-term performance plan or long-term incentive plan;

         (g)  Severance payments or pay in lieu of notice;

         (h)  Payments from the Company's Long Term Disability Plan;

         (i)  "Imputed income;" or

         (j)  "Perks."

         "Imputed Income" means the amount of income recognized by a Member who receives Company paid life insurance in excess of $50,000 and such other amounts the Administrative Committee determines to be imputed income to the Member under the Code. "Perks" include, but are not limited to, Company paid parking, Company provided car allowances, and the flexible perk allowances provided to certain Members which may be used by the Member for financial counseling or planning; tax preparation or advice; excess medical expenses; physical examinations; additional life insurance, disability insurance, accidental death and dismemberment insurance or liability insurance; business lunch club dues or legal expenses.

         For Plan Years beginning on and after November 27, 1989, Compensation for any Plan Year in excess of $200,000 or any successor limitation as provided for the Plan Year in section.401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded. In determining the Compensation of a Member, the family aggregation rules of section 414(q)(6) of the Code will apply, except that in applying these rules, the term "family" will include only the spouse of the Member and any lineal descendants of the Member who have not reached age 19 before the close of the Plan Year.

         A Member's Compensation will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

                                  Exhibit C-2
                                  -----------

         2.29 "High-3 Year Average Compensation" means a Member's average annual
               --------------------------------
compensation from the Company or an Affiliated Company for the 3 consecutive Plan Years during which his or her compensation was highest. If the Member has not been employed with the Company or an Affiliated Company for 3 Consecutive Plan Years, "High-3 Year Average Compensation" will mean the Member's average annual compensation for the actual number of consecutive Plan Years with the Company or an Affiliate Company during which his or her compensation was the highest.

         For Plan Years beginning prior to January 1, 1998, "Compensation" means compensation which would be shown in Box 1 of Form W-2, plus any amounts which were excluded from Box 1 of Form W-2 pursuant to section 125 of the Code or section 402(a)(8) of the Code. For Plan Years beginning after December 31, 1997, "Compensation" means compensation which would be shown in Box 1 of Form W-2.

         Compensation for any Plan Year in excess of $200,000 or any successor limitation as provided for the Plan Year in section 401(a)(17) of the Code (as adjusted under section 401(a)(17) of the Code). (The "401(a)(17) limitation"), will be disregarded. The adjustment to the 401(a)(17) limitation that takes effect on January 1 of each year is effective for the Plan Year beginning
____________.

                           RESOLUTIONS TO AMEND THE

                       REVISED HOME OFFICE PENSION PLAN
                             OF LEVI STRAUSS & CO.

                              __________________

                              LEVI STRAUSS & CO.
                       REVISED EMPLOYEE RETIREMENT PLAN

                              __________________

                              LEVI STRAUSS & CO.
                              RETIREMENT PLAN FOR
                  OVER-THE-ROAD TRUCK DRIVERS AND DISPATCHERS

                              ___________________


         WHEREAS, LEVI STRAUSS & CO. (the "Company") has adopted the Revised Home Office Pension Plan of Levi Strauss & Co. (the "HOPP"), the Levi Strauss & Co. Revised Employee Retirement Plan (the "ERP"), and the Levi Strauss & Co. Retirement Plan for Over-the-Road Truck Drivers (the "ORTD") (collectively referred to as the "Plans");

         WHEREAS, pursuant to Section 20.1 of the HOPP, Section 21.1 of the ERP, and Section 20.1 of the ORTD, the Board of Directors of the Company is authorized to amend the Plans at any time and for any reason;

         WHEREAS, the Company desires to amend the Plans, effective February 22, 1999, to provide special benefits to certain employees who are laid off by the Company as a result of LS&CO.'s shift from manufacturing operations (as determined by the appropriate Plan Administrator);

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plans and to delegate to certain other officers of the Company the authority to adopt certain amendments to the Plans;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the Plans, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments attached herein are within such limits to the delegated authority of Donna J. Goya;

         NOW THEREFORE, BE IT RESOLVED, the HOPP is amended as of February 22, 1999 by the addition of a February 1999 Addendum, to read as set forth on the attached exhibit;

         FURTHER RESOLVED, the ERP is amended as of February 22, 1999 by the addition of an Appendix H, to read as set forth on the attached exhibit; and

         FURTHER RESOLVED, the ORTD is amended as of February 22, 1999 by the addition of an Appendix D to read as set forth on the attached exhibit.

                                     * * *

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto on this 3rd day of May, 1999.

                                        LEVI STRAUSS & CO.


                                        By:      /s/
                                           ------------------------------
                                           Donna J. Goya
                                           Senior Vice President

                                 FEBRUARY 1999
                                   ADDENDUM
                                    TO THE
                       REVISED HOME OFFICE PENSION PLAN
                             OF LEVI STRAUSS & CO.

                          ___________________________

                       ENHANCED EARLY RETIREMENT PROGRAM
                            FOR EMPLOYEES LAID OFF
                                AS A RESULT OF
                       LS&CO.'S SHIFT FROM MANUFACTURING


         1. Introduction. This is the Enhanced Early Retirement Program For
            ------------
Employees Laid Off as a Result of LS&CO.'s Shift from Manufacturing (the "Program"). The purpose of the Program is to provide enhanced pension benefits to certain Members who are "Laid Off" (as defined in paragraph 4) on account of LS&CO.'s shift from manufacturing operations. The enhanced pension benefits described herein are provided under the Revised Home Office Pension Plan of Levi Strauss & Co. (the "Plan").

         2. Eligibility. Enhanced pension benefits are limited to "Members" (as
            -----------
defined in the Plan). A Member may be eligible for enhanced pension benefits as described below if such Member is Laid Off as a result of LS&CO.'s shift from manufacturing operations and his/her "Notice Date" (defined below) is on or after February 22, 1999, but prior to February 22, 2000. LS&CO. will specify in writing whether a Member is Laid Off for this reason. The Administrative Committee, in its capacity as Plan Administrator, or its delegate will have complete discretion to determine whether a Layoff is on account of LS&CO.'s shift from manufacturing operations. Eligibility for the 15 Years of Service Benefit (described below) is also contingent upon the Member executing a valid General Release Agreement.

         3. Benefits. A Member who satisfies the eligibility requirements under
            --------
paragraph 2, above, may be entitled to receive the following benefits subject to any additional eligibility criteria described below and provided that such Member completes the documents required under paragraph 4:

            A.  Automatic Full Vesting. Any such Member will be fully vested in
                ----------------------
                his or her Retirement Benefit under the Plan effective as of his/her Separation Date.

            B.  Enhanced Pension Benefit. Two Plan enhancements are available.
                ------------------------
                Any such Member who satisfies the additional eligibility requirements will be entitled to receive the greater of the following benefits that apply:

                .    15 Years of Service Benefit. If a Member has at least 15
                     ---------------------------
                     Years of Service (as defined in the Plan) at his/her Separation Date or would have been capable of accruing 15 Years of Service (if not for being Laid Off by LS&CO.) as of the Determination Date, such Member shall be entitled to the greater of the following benefits if he/she would attain at least age 50 as of the Determination Date:

                     i. 70% of the Member's Retirement Benefit under the Plan, if the Member would be at least age 50 as of the Determination Date, but is not yet age 56 as of his/her Retirement Date; or

                     ii. the Retirement Benefit based on the application of the
                         Percentage Factor provided in Table A of Section 7.1 of the Plan opposite the Member's actual age (as of the Retirement Date), if the Member is 56 or older as of his/her Retirement Date.

                     Payment of such benefit will be effective with respect to the last day of the month in which the Member's Retirement Date occurs.

                .    25 Years of Service Benefit. If a Member has at least 25
                     ---------------------------
                     Years of Service as of his/her Separation Date, or would have been capable of accruing 25 Years of Service (if not for being Laid Off by the Company) as of the Determination Date, he or she may elect to begin receiving Retirement Benefit payments at any time on or after the date such Member attains age 55 and before the Member's Normal Retirement Date. The amount of the benefit will equal a percentage of the Member's vested Retirement Benefit based on the Member's age on the date payments begin. Such percentage shall be determined pursuant to Table A set forth in Section 7.1.

         4.  Defined Terms.  The following definitions shall apply for purposes
             -------------
of the Program.

             A.   "Closing  Facility." The following are the sole and exclusive
                   -----------------
                  "Closing Facilities" for purposes of this Program:

                          Harlingen               Morrilton
                          Murphy                  Mountain City
                          Valdosta                Wichita Falls
                          Warsaw                  Johnson City
                          El Paso-Cypress         McAllen

                  The term Closing Facility shall not include the decommissioning of a plant or facility where the intent is to transfer some of the jobs from a closing plant or facility to a geographically proximate worksite and where some employees from the closing plant or facility are laid off and others are offered jobs at the new plant or facility.

                  B.   "Determination Date." The term "Determination Date" may
                        ------------------
                       have different meanings for different classifications of Members as follows:

                       . The Determination Date for any Member whose Notice Date is February 22, 1999 and whose job is physically located within one of the Closing Facilities identified above shall be February 21, 2000.

                       . The Determination Date for any Member whose Notice Date is after February 22, 1999 and whose job is not physically located at one of the Closing Facilities but who is Laid Off in connection with LS&CO.'s shift from manufacturing shall be February 21, 2000.

                       . The Determination Date for any Member whose Notice Date is after February 22, 1999 and whose job is physically located at one of the Closing Facilities shall be the date which is 12 consecutive calendar months after the Notice Date for such Member.

                  C.   "Laid Off." A Member is Laid Off if he/she is
                        --------
                       involuntarily separated from employment with the Company at the written direction of the Company in connection with a program specified by the Company as a layoff.

                  D.   "Notice Date." The term "Notice Date" shall mean the date
                        -----------
                       which an eligible employee is notified by a Company representative that he/she is to be terminated from employment with the Company in conjunction with a Closing Facility.

                  E.   "Retirement Benefit." The term "Retirement Benefit" means
                        ------------------
                       the retirement benefit payable to a Member in the form of a Straight Life Annuity as provided in the Plan.

                  F.   "Retirement Date." The term "Retirement Date" means a
                        ---------------
                       Member's Normal Retirement Date, Early Retirement Date or Deferred Retirement Date, or any other Retirement Date as provided in the Plan.

                  G.   "Separation Date." The term "Separation Date" means the
                        ---------------
                       date an eligible employee is separated from employment with the Company and is no longer on the Company payroll.

               5. Participation. Participation in the 15 Years of Service
                  -------------
Benefit and the 25 Years of Service Benefit is completely voluntary. In order to participate in those Benefits, a Member must complete a written notice ("Acceptance Notice") of the applicable Benefit on a form prescribed for such purpose by the Administrative Committee. In addition, a Member must execute a valid General Release Agreement to participate in the 15 Years of Service Benefit.

         6. Transferred Eligible Members. An Employee who is transferred to a
            ----------------------------
new position prior to retirement under Subparagraphs 3.A or 3.B, above, shall no longer be eligible to retire under the Program unless such Employee is Laid Off and eligible to participate under the terms set forth herein.

         7. Program Administration. This Program is part of the Plan. As such,
            ----------------------
the Plan Administrative Committee will serve as the Plan Administrator. The Plan Administrator or its delegate has discretionary authority to determine eligibility for benefits under the Program and to construe the terms of the Program, including the making of factual determinations. The decisions of the Plan Administrator or its delegate shall be final and conclusive with respect to all questions concerning the administration of the Program, including eligibility under paragraph 2, above.

         The Plan Administrator may delegate to other persons or entities responsibilities for performing certain of the duties of the Plan Administrator under the terms of the Program and may seek such expert advice as the Plan Administrator deems reasonably necessary with respect to the Program. The Plan Administrator shall be entitled to rely upon the information and advice furnished by such delegates and experts, unless actually knowing such information and advice to be inaccurate or unlawful.

         8. Terms of Governing Plan Document. Except as otherwise provided
            --------------------------------
herein, the terms of the Plan shall govern the Program.

                       REVISED HOME OFFICE PENSION PLAN
                                      OF
                              LEVI STRAUSS & CO.

                                   AMENDMENT


         WHEREAS, LEVI STRAUSS & CO. (the "Company") has adopted the Revised Home Office Pension Plan of Levi Strauss & Co. (the "HOPP");

         WHEREAS, pursuant to Section 20.1 of the HOPP, the Board of Directors of the Company is authorized to amend those Plans at any time and for any reason;

         WHEREAS, the Company desires to revise the eligibility provisions of the Fiscal 1999 Enhanced Early Retirement Program for Laid Off Employees;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board, to adopt certain amendments to the Plans and such authorization has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendment herein is within the delegated authority of Robert D. Haas;

         NOW, THEREFORE, paragraph 2 of the November 1998 Addendum to the HOPP is hereby amended, effective as of the adoption of this Amendment, to read as follows:

         "2.   Eligibility.  A Member is eligible for the 1999 Enhancement (an
               -----------
               "Eligible Member") if:

               a. Such Member is Laid Off (as defined herein) by the Company and terminates employment between November 30, 1998 and November 29, 1999 or such later date as described below;

               b. Such Member has at least 15 Years of Service at the time of termination of employment or would have had 15 Years of Service as of November 29, 1999, if not for being Laid Off by the Company; and

               c. Such Member is at least age 50, or will attain age 50 on or before November 29, 1999.

         The Company, in its sole and exclusive discretion, may elect to extend the employment of a Member (who otherwise would have terminated employment prior to November 29, 1999) for a reasonable period after November 29, 1999. A Member will not fail to be eligible for the 1999 Enhancement by virtue of such continued employment, provided that the continued employment is for bona fide business reasons.

         If a Member is eligible for the Enhanced Early Retirement Program for Employees Laid off as a Result of LS&CO.'s Shift from Manufacturing, he/she shall not be eligible for benefits under this 1999 Enhancement."

                                   * * * * *

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 22nd day of November, 1999.

                                        LEVI STRAUSS & CO.


                                        By:            /s/
                                           -------------------------------
                                           Robert D. Haas
                                           Chairman of the Board of Directors


                       REVISED HOME OFFICE PENSION PLAN
                             OF LEVI STRAUSS & CO.

                                  AMENDMENTS


         WHEREAS, LEVI STRAUSS & CO. ("LS&CO.") maintains the Revised Home Office Pension Plan of Levi Strauss & Co. (the "HOPP"); and

         WHEREAS, Section 20.1 of the HOPP provides that the Board of Directors of LS&CO. is authorized to amend the HOPP at any time and for any reason; and

         WHEREAS, the HOPP has consistently provided, and been interpreted to provide, benefits exclusively for persons considered by LS&CO. to be employees of the "Company" (as defined under Section 2.16 of the HOPP) and to exclude from coverage individuals who perform services for the Company and who are categorized as independent contractors or leased employees, or in any other non-employee category, regardless of whether such persons are determined to be common law or statutory employees of the Company, and LS&CO. desires to reaffirm the practice of covering only those individuals whom LS&CO. designates as employees of the Company; and

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of LS&CO. authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the HOPP and to delegate to certain other officers of LS&CO. the authority to adopt certain amendments to the HOPP; and

         WHEREAS, on December 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the HOPP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, Section 2.26 of the HOPP is hereby amended in its entirety, effective as of November 30, 1998, to read as follows:

               "2.26  "Employee" means any person who is employed by the Company
                       --------
         excluding:
         ---------

                      (a) Any employee of the Company who is not paid from the home office payroll of LS&CO.;

                      (b) Any employee of a Participating Company other than LS&CO. who is not paid on a salary or commission basis;

                      (c) Any stocktaker, service representative, Retiree Coordinator or "Temporary Employee;"

                      (d) Any employee who is not employed in a state or territory of the United States or who receives no remuneration from the Company that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code);

                      (e)  Any alien who:

                           (i) Receives remuneration from the Company that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code); and

                           (ii) Has been transferred by the Company from a job
               outside the United States to a job within the United States, during any period with respect to which the alien is benefiting (by reason of accruing a benefit or making or having contributions made on the alien's behalf) under:

                           (A) A retirement plan established or maintained outside the United States by a foreign subsidiary (including a domestic subsidiary operating abroad) or a foreign division of the Company; or

                           (B) The Levi Strauss International Retirement Plan for Third Country National Employees or any successor or similar plan maintained by the Company or an Affiliated Company;

                      (f) A United States citizen locally hired by a foreign subsidiary (including a domestic subsidiary operating abroad) or a foreign division of a Participating Company;

                    (g) Any employee who is included in a unit of employees covered by a negotiated collective bargaining agreement which does not provide for his or her membership in the Plan;

                    (h) Any individual who must be treated as an employee of the Company for limited purposes under the leased employee provisions of Code Section 414(n);

                    (i) Any individual providing services to the Company pursuant to a contract designating him/her as an independent contractor or consultant;

                    (j) Any individual providing services to the Company pursuant to an agreement between the Company and a third party; or

                    (k) Any employee who is included in a group or classification of employees on a payroll of a company designated by the Board of Directors as not being eligible to participate in the Plan.

          A member of the Board of Directors of the Company is not eligible for membership in the Plan unless he or she is also an Employee of the Company.

          Any "Temporary Employee" and any stocktaker employed by the Company will not be treated as an Employee, except for the purposes of and in accordance with receiving benefits computed under the Terminated Plan. For purposes of this Section 2.26, a "Temporary Employee" means a person who:

                         (i) Is hired to fill a position which arises from either an emergency situation or the temporary absence of an Employee;

                         (ii) Is subject, as a condition of such employment, to termination without prior notice at any time; and

                         (iii) Is designated by LS&CO. as a "Temporary
                  Employee."

                  A person's status as an Employee will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons notwithstanding any contrary determination of Employee status by any court or governmental agency including, but not limited to, the Internal Revenue Service."

                                     * * *

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto, on November 22, 1999.

                                   LEVI STRAUSS & CO.


                                              /s/
                                   --------------------------------
                                   Donna J. Goya
                                   Senior Vice President

                       REVISED HOME OFFICE PENSION PLAN
                                      OF
                              LEVI STRAUSS & CO.


                                   AMENDMENT

                           _________________________

         WHEREAS, LEVI STRAUSS & CO. (the "Company") has adopted the Revised Home Office Pension Plan of Levi Strauss & Co. (the "HOPP");

         WHEREAS, pursuant to Section 20.1 of the HOPP, the Board of Directors of the Company is authorized to amend the HOPP at any time and for any reason;

         WHEREAS, the Company desires to amend the HOPP, effective November 29, 1999, to adjust the calculation of single sum payments under the HOPP made pursuant to the Company's Enhanced Early Retirement Program For Employees Laid Off as a Result of LS&CO.'s Shift from Manufacturing;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the HOPP and to delegate to certain other officers of the Company the authority to adopt certain amendments to the HOPP;

         WHEREAS, on December 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the HOPP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein is within such limits to the delegated authority of Donna J. Goya;

         NOW THEREFORE, effective as of November 29, 1999, paragraph (i) of
Section 25(b) of the HOPP is hereby amended in its entirety to read as follows:

         "(i) For purposes of calculating a single sum payment made on or after November 30, 1998, under Section 11.3 or Section 11.5, the interest rate used under the Plan will equal the rate of interest on 30-year U.S. Treasury securities as in effect in the October preceding the Plan Year in which such distribution is to commence; except that, for purposes of calculating a single sum payment made on or after November 29, 1999, under the February 1999 Addendum hereto (i.e., the "Enhanced Early Retirement Program For Employees Laid Off as a Result of LS&CO.'s Shift From Manufacturing"), the interest rate used under the Plan will equal whichever of the rate described in
                  (A) or (B) below which produces the greater single-sum benefit:

                  (A) The interest rate equal to the rate of interest on 30-year U.S. Treasury securities as in effect in the October preceding the Plan Year in which such distribution is to commence; or

                  (B) The interest rate equal to the rate of interest on 30-year U.S. Treasury securities as in effect in October, 1998."

                                   * * * * *

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 22nd day of November, 1999.

                                             LEVI STRAUSS & CO.


                                             By:        /s/
                                                --------------------------------
                                                Donna J. Goya
                                                Senior Vice President

                        REVISED HOME OFFICE PENSION PLAN
                              OF LEVI STRAUSS & CO.

                                  AMENDMENTS

         WHEREAS, LEVI STRAUSS & CO. ("LS&CO.") maintains the Revised Home Office Pension Plan of Levi Strauss & Co. (the "HOPP"); and

         WHEREAS, Section 20.1 of the HOPP provides that the Board of Directors of LS&CO. is authorized to amend the HOPP at any time and for any reason; and

         WHEREAS, LS&CO. desires to amend the HOPP to impose a time limit in which a Member must submit proof of continuing disability status in order to continue accruing additional benefit service and years of service under the HOPP; and

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of LS&CO. authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the HOPP and to delegate to certain other officers of LS&CO. the authority to adopt certain amendments to the HOPP; and

         WHEREAS, on December 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the HOPP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, the HOPP is hereby amended as follows, effective as of the dates set forth below:

1. Section 2.65 of the HOPP is hereby amended, effective as of the date this amendment is adopted, by adding the following sentence to the end thereof to read as follows:

                  "The Administrative Committee may require a Member who is receiving disability benefits under the Federal Social Security Act to provide proof of continuing disability status from the Social Security Administration. In instances where the Administrative Committee determined that the Member is Totally and Permanently Disabled based on competent medical evidence, the Administrative Committee may require such Member to provide additional competent medical evidence as proof of continuing disability status."

2. Paragraph (a) of Section 9.1 of the HOPP is hereby amended, effective as of the date this amendment is adopted, by adding a new subparagraph
         (v) to the end thereof to read as follows:

                  (v) The Member fails to provide proof of his/her continuing disability status under Section 2.65 within ninety (90) days of the Administrative Committee's request."

3. Section 9.2 of the HOPP is hereby amended, effective as of the date this amendment is adopted, by adding the following paragraph to the end thereof to read as follows:

                  "In the case of a former Member who fails to timely submit proof of continuing disability to the Administrative Committee upon request in accordance with Section 9.1(a)(v), such former Member shall forfeit the right to receive any Disability Service under Section 9.1 with respect to that time period beginning as of the ninety-first (91st) day after the Administrative Committee requests such proof and ending on the date such Member furnishes proof satisfactory to the Administrative Committee."

                                     * * *

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto, on November 22, 1999.


                                             LEVI STRAUSS & CO.

                                             /s/
                                                 -------------------------------
                                             Donna J. Goya
                                             Senior Vice President